IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


IN RE                                           )
                                                )        CHAPTER 11
FANSTEEL INC., ET AL.,                          )        CASE NO. 02-10109(JJF)
                                                )        (JOINTLY ADMINISTERED)
                       DEBTORS.                 )











           JOINT REORGANIZATION PLAN OF FANSTEEL INC. AND SUBSIDIARIES




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
        SCHULTE ROTH & ZABEL LLP                 FREEBORN & PETERS
        Jeffrey S. Sabin                         Frances Gecker (ARDC #6198450)
        Lawrence V. Gelber                       Joseph D. Frank (ARDC #6216085)
        919 Third Avenue                         311 South Wacker Drive, Suite 3000
        New York, New York 10022                 Chicago, Illinois 60606

                 -and-                           Counsel to Official Committee of
                                                   Unsecured Creditors of Fansteel, Inc.
        PACHULSKI, STANG, ZIEHL,
          YOUNG, JONES & WEINTRAUB, P.C.         -and-
        Laura Davis Jones (I.D. No. 2436)
        Rosalie L. Spelman (I.D. No. 4153)       LANDIS RATH & COBB LLP
        919 Market Street, 16th Floor            Adam G. Landis (I.D. No. 3407)
        P.O. Box 8705                            919 Market Street
        Wilmington, Delaware 19899-8705          Suite 600
                                                 P.O. Box 2087
        Co-Counsel to Debtors                    Wilmington, Delaware 19801
          and Debtors-in-Possession
                                                 Proposed Co-Counsel to Official Committee of
                                                   Unsecured Creditors of Fansteel, Inc.


Dated:  Wilmington, Delaware
        July 24, 2003

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                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS; RULES OF INTERPRETATION; COMPUTATION OF TIME................................................1

A.   Rules of Interpretation; Computation of Time; Governing Law...................................................1
     1.  General...................................................................................................1
     2.  "Including"...............................................................................................1
     3.  "On"......................................................................................................1
     4.  "Contra Proferentum" Rule Not Applicable..................................................................1
     5.  Computation Of Time.......................................................................................2
B.   Defined Terms.................................................................................................2

ARTICLE II CLASSIFICATION Of CLAIMS AND INTERESTS.................................................................14

A.   Introduction.................................................................................................14
B.   Unclassified Claims/Obligations..............................................................................14
     1.  DIP Facility Claims......................................................................................14
     2.  Administrative Claims....................................................................................14
     3.  Priority Tax Claims......................................................................................14
     4.  Muskogee Facility Environmental Claims/Obligations.......................................................14
     5.  North Chicago Facility Environmental Claims/Obligations..................................................14
     6.  Lexington Facility Environmental Claims/Obligations......................................................14
     7.  Waukegan Facility Environmental Claims/Obligations.......................................................15
C.   Claims Against And Interests In Fansteel.....................................................................15
     1.  Unimpaired Class Of Claims...............................................................................15
     2.  Impaired Classes Of Claims And Interests.................................................................15
         (a)  Class FAN-2:  Secured Claims........................................................................15
         (b)  Class FAN-3:  General Unsecured Claims..............................................................15
         (c)  Class FAN-4:  Convenience Claims....................................................................15
         (d)  Class FAN-5:  PBGC Claims...........................................................................15
         (e)  Class FAN-6:  EPA CERCLA PRP Claims.................................................................15
         (f)  Class FAN-7:  North Chicago Facility General Unsecured Environmental Claims.........................15
         (g)  Class FAN-8:  Intercompany Claims...................................................................15
         (h)  Class FAN-9:  Old Common Stock Interests............................................................15
D.   Claims Against And Interests In Wellman......................................................................16
     1.  Unimpaired Class Of Claims...............................................................................16
     2.  Impaired Classes Of Claims And Interests.................................................................16
         (a)  Class WDC-2:  Other Secured Claims..................................................................16
         (b)  Class WDC-3:  General Unsecured Claims..............................................................16
         (c)  Class WDC-4:  Convenience Claims....................................................................16
         (d)  Class WDC-5:  PBGC Claims...........................................................................16
         (e)  Class WDC-6:  Intercompany Claims...................................................................16
     3.  Unimpaired Class Of Interests............................................................................16
E.   Claims Against And Interests In Escast.......................................................................16
     1.  Unimpaired Class Of Claims...............................................................................16
     2.  Impaired Classes Of Claims...............................................................................16
         (a)  Class ESC-2:  Other Secured Claims..................................................................16
         (b)  Class ESC-3:  General Unsecured Claims..............................................................16
         (c)  Class ESC-4:  Convenience Claims....................................................................17
         (d)  Class ESC-5:  PBGC Claims...........................................................................17
         (e)  Class ESC-6:  Intercompany Claims...................................................................17
     3.  Unimpaired Class Of Interests............................................................................17
F.   Claims Against And Interests In Washington...................................................................17
     1.  Unimpaired Class Of Claims...............................................................................17
     2.  Impaired Classes Of Claim................................................................................17
         (a)  Class WMC-2:  Secured Claims........................................................................17
         (b)  Class WMC-3:  General Unsecured Claims..............................................................17
         (c)  Class WMC-4:  Convenience Claims....................................................................17

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
         (d)  Class WMC-5:  PBGC Claims...........................................................................18
         (e)  Class WMC-6:  Intercompany Claims...................................................................18
     3.  Unimpaired Class Of Interests............................................................................18
G.   Claims Against And Interests In AST..........................................................................18
     1.  Unimpaired Class Of Claims...............................................................................18
     2.  Impaired Classes Of Claims...............................................................................18
         (a)  Class AST-2:  Secured Claims........................................................................18
         (b)  Class AST-3:  General Unsecured Claims..............................................................18
         (c)  Class AST-4:  Convenience Claims....................................................................18
         (d)  Class AST-5:  PBGC Claims...........................................................................19
         (e)  Class AST-6:  Intercompany Claims...................................................................19
     3.  Unimpaired Class Of Interests............................................................................19
H.   Claims Against And Interests In Holdings.....................................................................19
     1.  Unimpaired Class Of Claims...............................................................................19
     2.  Impaired Classes Of Claims...............................................................................19
         (a)  Class FHI-2:  Other Secured Claims..................................................................19
         (b)  Class FHI-3:  General Unsecured Claims..............................................................19
         (c)  Class FHI-4:  Convenience Claims....................................................................19
         (d)  Class FHI-5:  PBGC Claims...........................................................................19
         (e)  Class FHI-6:  Intercompany Claims...................................................................19
     3.  Unimpaired Class Of Interests............................................................................19
I.   Claims Against And Interests In Phoenix......................................................................20
     1.  Unimpaired Class Of Claims...............................................................................20
     2.  Impaired Classes Of Claims...............................................................................20
         (a)  Class PAC-2:  Other Secured Claims..................................................................20
         (b)  Class PAC-3:  General Unsecured Claims..............................................................20
         (c)  Class PAC-4:  Convenience Claims....................................................................20
         (d)  Class PAC-5:  PBGC Claims...........................................................................20
         (e)  Class PAC-6:  Intercompany Claims...................................................................20
     3.  Unimpaired Class Of Interests............................................................................20
J.   Claims Against And Interests In CTC..........................................................................20
     1.  Unimpaired Class Of Claims...............................................................................20
     2.  Impaired Classes Of Claims...............................................................................20
         (a)  Class CTC-2:  Other Secured Claims..................................................................20
         (b)  Class CTC-3:  General Unsecured Claims..............................................................20
         (c)  Class CTC-4:  Convenience Claims....................................................................21
         (d)  Class CTC-5:  PBGC Claims...........................................................................21
         (e)  Class CTC-6:  Intercompany Claims...................................................................21
     3.  Unimpaired Class Of Interests............................................................................21

ARTICLE III TREATMENT OF CLAIMS AND INTERESTS.....................................................................21

A.   Unclassified Claims..........................................................................................21
     1.  DIP Facility Claims......................................................................................21
     2.  Administrative Claims....................................................................................21
         (a)  General.............................................................................................21
         (b)  Professional Fee Claims.............................................................................22
     3.  Priority Tax Claims......................................................................................22
     4.  Muskogee Facility Environmental Claims/Obligations.......................................................22
     5.  North Chicago Facility Environmental Claims/Obligations..................................................22
     6.  Lexington Facility Environmental Claims/Obligations......................................................23
     7.  Waukegan Facility Environmental Claims/Obligations.......................................................23
B.   Claims Against And Interests In Fansteel.....................................................................23
     1.  Unimpaired Class Of Claims...............................................................................23
     2.  Impaired Classes Of Claims And Interests.................................................................23
         (a)  Class FAN-2:  Secured Claims........................................................................23
         (b)  Class FAN-3:  General Unsecured Claims..............................................................24
         (c)  Class FAN-4:  Convenience Claims....................................................................24

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
         (d)  Class FAN-5:  PBGC Claims...........................................................................24
         (e)  Class FAN-6:  EPA CERCLA PRP Claims.................................................................24
         (f)  Class FAN-7:  North Chicago Facility General Unsecured Environmental Claims.........................25
         (g)  Class FAN-8:  Intercompany Claims...................................................................25
         (h)  Class FAN-9:  Old Common Stock Interests............................................................25
C.   Claims Against And Interests In Wellman......................................................................25
     1.  Unimpaired Class Of Claims...............................................................................25
     2.  Impaired Classes Of Claims And Interests.................................................................25
         (a)  Class WDC-2:  Other Secured Claims..................................................................25
         (b)  Class WDC-3:  General Unsecured Claims..............................................................26
         (c)  Class WDC-4:  Convenience Claims....................................................................26
         (d)  Class WDC-5:  PBGC Claims...........................................................................26
         (e)  Class WDC-6:  Intercompany Claims...................................................................26
     3.  Unimpaired Class Of Interests............................................................................26
D.   Claims Against And Interests In Escast.......................................................................27
     1.  Unimpaired Class Of Claims...............................................................................27
     2.  Impaired Classes Of Claims...............................................................................27
         (a)  Class ESC-2:  Other Secured Claims..................................................................27
         (b)  Class ESC-3:  General Unsecured Claims..............................................................27
         (c)  Class ESC-4:  Convenience Claims....................................................................28
         (d)  Class ESC-5:  PBGC Claims...........................................................................28
         (e)  Class ESC-6:  Intercompany Claims...................................................................28
     3.  Unimpaired Class Of Interests............................................................................28
E.   Claims Against And Interests In Washington...................................................................28
     1.  Unimpaired Class Of Claims...............................................................................28
     2.  Impaired Classes Of Claims...............................................................................29
         (a)  Class WMC-2:  Secured Claims........................................................................29
         (b)  Class WMC-3:  General Unsecured Claims..............................................................29
         (c)  Class WMC-4:  Convenience Claims....................................................................29
         (d)  Class WMC-5:  PBGC Claims...........................................................................30
         (e)  Class WMC-6:  Intercompany Claims...................................................................30
     3.  Unimpaired Class Of Interests............................................................................30
F.   Claims Against And Interests In AST..........................................................................30
     1.  Unimpaired Class Of Claims...............................................................................30
     2.  Impaired Classes Of Claims...............................................................................30
         (b)  Class AST-3:  General Unsecured Claims..............................................................31
         (c)  Class AST-4:  Convenience Claims....................................................................31
         (d)  Class AST-5:  PBGC Claims...........................................................................32
         (e)  Class AST-6:  Intercompany Claims...................................................................32
     3.  Unimpaired Class Of Interests............................................................................32
G.   Claims Against And Interests In Holdings.....................................................................32
     1.  Unimpaired Class Of Claims...............................................................................32
     2.  Impaired Classes Of Claims...............................................................................32
         (a)  Class FHI-2:  Other Secured Claims..................................................................32
         (b)  Class FHI-3:  General Unsecured Claims..............................................................33
         (c)  Class FHI-4:  Convenience Claims....................................................................33
         (d)  Class FHI-5:  PBGC Claims...........................................................................33
         (e)  Class FHI-6:  Intercompany Claims...................................................................33
     3.  Unimpaired Class Of Interests............................................................................34
H.   Claims Against And Interests In Phoenix......................................................................34
     1.  Unimpaired Class Of Claims...............................................................................34
     2.  Impaired Classes Of Claims...............................................................................34
         (a)  Class PAC-2:  Other Secured Claims..................................................................34
         (b)  Class PAC-3:  General Unsecured Claims..............................................................34
         (c)  Class PAC-4:  Convenience Claims....................................................................35
         (d)  Class PAC-5:  PBGC Claims...........................................................................35
         (e)  Class PAC-6:  Intercompany Claims...................................................................35
     3.  Unimpaired Class Of Interests............................................................................35
I.   Claims Against And Interests In CTC..........................................................................35

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
     1.  Unimpaired Class Of Claims...............................................................................35
     2.  Impaired Classes Of Claims...............................................................................36
         (a)  Class CTC-2:  Other Secured Claims..................................................................36
         (b)  Class CTC-3:  General Unsecured Claims..............................................................36
         (c)  Class CTC-4:  Convenience Claims....................................................................36
         (d)  Class CTC-5:  PBGC Claims...........................................................................37
         (e)  Class CTC-6:  Intercompany Claims...................................................................37
     3.  Unimpaired Class Of Interests............................................................................37
J.   Special Provision Regarding Unimpaired Claims................................................................37

ARTICLE IV MEANS FOR IMPLEMENTATION OF THE PLAN...................................................................37

A.   Continued Corporate Existence................................................................................37
B.   Mergers Of Certain Subsidiaries..............................................................................37
     1.  Mergers Into Reorganized Fansteel........................................................................37
     2.  Reorganized Wellman......................................................................................37
C.   Corporate Action.............................................................................................37
     1.  Amended Certificates Of Incorporation And By-laws........................................................37
     2.  Cancellation Of Old Common Stock And Other Agreements....................................................38
D.   Directors And Officers.......................................................................................38
E.   Restructuring Transactions...................................................................................38
     1.  New Securities...........................................................................................38
         (a)  Authorization.......................................................................................38
         (b)  Issuance............................................................................................38
         (c)  Reserve.............................................................................................38
         (d)  Exemption From Registration.........................................................................39
     2.  Exit Financing...........................................................................................39
     3.  Assumption Of Certain Liabilities........................................................................39
     4.  MRI......................................................................................................39
         (a)  Organization Of MRI.................................................................................39
         (b)  Financing Of MRI....................................................................................39
         (c)  Winding Up Of MRI...................................................................................41
     5.  NCI......................................................................................................41
         (a)  Organization Of NCI.................................................................................41
         (b)  Financing Of NCI....................................................................................41
         (c)  Eminent Domain Taking Of North Chicago Facility.....................................................42
     6.  LI.......................................................................................................42
         (a)  Organization Of LI..................................................................................42
         (b)  Financing Of LI.....................................................................................43
         (c)  Eminent Domain Taking Of Lexington Facility.........................................................43
     7.  WI.......................................................................................................44
         (a)  Organization Of WI..................................................................................44
         (b)  Financing Of WI.....................................................................................44
         (c)  Eminent Domain Taking Of Waukegan Facility..........................................................44
     8.  FDM......................................................................................................45
     9.  Dissolution Of Non-Debtor Non-Operating Subsidiaries.....................................................45
     10. Creation Of  General Unsecured Distribution Account......................................................45
F.   Revesting Of Assets..........................................................................................45
G.   Preservation Of Litigation Claims............................................................................45
     1.  General..................................................................................................45
     2.  Insurance Litigation.....................................................................................46
         (a)  Reorganized Fansteel................................................................................46
         (b)  Reorganized Wellman.................................................................................46
H.   No Res Judicata Effect.......................................................................................46
I.   Employment Agreements........................................................................................46
J.   Reorganized Fansteel Stock Option Plan.......................................................................46
K.   Effectuating Documents; Further Transactions.................................................................46
L.   Exemption From Certain Transfer Taxes........................................................................47

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
M.   Transactions On Business Days................................................................................47
N.   Implementation...............................................................................................47

ARTICLE V ACCEPTANCE OR REJECTION OF THE PLAN.....................................................................47

A.   Voting Classes...............................................................................................47
B.   Acceptance by Impaired Classes...............................................................................47
C.   Elimination Of Classes.......................................................................................47
D.   Cramdown.....................................................................................................48

ARTICLE VI TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES..................................................48

A.   Assumption and Rejection of Executory Contracts and Unexpired Leases.........................................48
B.   Payments Related To Assumption Of Contracts And Leases.......................................................48
C.   Claims Based On Rejection of Contracts Or Leases.............................................................48
D.   Collective Bargaining Agreements.............................................................................48
E.   Compensation And Benefit Plans...............................................................................49

ARTICLE VII PROVISIONS GOVERNING DISTRIBUTIONS....................................................................49

A.   Distributions For Claims Allowed As Of The Effective Date....................................................49
B.   Interest On Claims...........................................................................................49
C.   Disbursing Agent; Transfer Agent.............................................................................49
D.   Means Of Cash Payment........................................................................................50
E.   Calculation Of Distribution Amounts Of New Fansteel Common Stock.............................................50
F.   Delivery Of Distributions....................................................................................50
G.   Fractional Dollars; De Minimis Distributions.................................................................50
H.   Withholding And Reporting Requirements.......................................................................50
I.   Setoffs......................................................................................................51

ARTICLE VIII PROCEDURES FOR RESOLVING DISPUTED, CONTINGENT, AND UNLIQUIDATED CLAIMS AND INTERESTS.................51

A.   Objection Deadline...........................................................................................51
B.   Prosecution Of Objections; Settlement of Disputed Claims And Interests.......................................51
C.   Estimation of Claims.........................................................................................51
D.   No Distributions Pending Allowance...........................................................................51
E.   Disputed Claims Reserve......................................................................................52
     1.  Withholding Of Disputed Claims Reserve...................................................................52
     2.  Voting Of New Fansteel Common Stock Held In Disputed Claims Reserves.....................................52
     3.  Investment Of Disputed Claims Reserve....................................................................52
F.   Distributions After Allowance................................................................................52
G.   Disallowance of Claims.......................................................................................52

ARTICLE IX CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN......................................53

A.   Conditions to Confirmation...................................................................................53
B.   Conditions to Effective Date.................................................................................53
C.   Waiver of Conditions.........................................................................................54

ARTICLE X MODIFICATIONS AND AMENDMENTS............................................................................54


ARTICLE XI RETENTION OF JURISDICTION..............................................................................54


ARTICLE XII EFFECTS OF CONFIRMATION...............................................................................55

A.   Vesting of Assets............................................................................................55
B.   Binding Effect...............................................................................................55

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
C.   Authorization Of Corporate Action............................................................................56
D.   Discharge Of The Debtors.....................................................................................56
E.   Injunction...................................................................................................56
F.   Release......................................................................................................56
G.   Exculpation..................................................................................................57

ARTICLE XIII COMPROMISES AND SETTLEMENTS..........................................................................57

A.   General......................................................................................................57
B.   PBGC Settlement..............................................................................................58
C.   North Chicago Settlement.....................................................................................58
D.   EPA CERCLA PRP Settlement....................................................................................59

ARTICLE XIV MISCELLANEOUS PROVISIONS..............................................................................59

A.   Payment of Statutory Fees....................................................................................59
B.   Dissolution of Creditors' Committee; Creation of Plan Committee..............................................59
     1.  Dissolution Of Creditors' Committee; Creation Of Plan Committee..........................................59
     2.  Powers And Duties of Plan Committee......................................................................59
C.   Revocation, Withdrawal, Non-Consummation, or Vacatur.........................................................59
D.   Reservation of Rights........................................................................................60
E.   Further Assurances...........................................................................................60
F.   Severability.................................................................................................60
G.   Terms of Injunctions or Stays................................................................................60
H.   Entire Agreement.............................................................................................60
I.   Investments..................................................................................................60
J.   Service of Documents.........................................................................................61
K.   Indemnification Obligations..................................................................................61
L.   Plan Supplement..............................................................................................62
M.   Failure of the Bankruptcy Court to Exercise Jurisdiction.....................................................62
N.   Reliance.....................................................................................................62
O.   Prepayment...................................................................................................62
P.   Governing Law................................................................................................63

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                               TABLE OF EXHIBITS*
                               -----------------

  EXHIBIT        TAB                           DESCRIPTION
  =======        ===                           ===========
     A                   Fansteel Inc.
                  1          Amended Certificate of Incorporation and By-Laws
                  2          Officers and Directors of Reorganized Fansteel
                  3          NRC Indemnity Agreement
                  4          Plan Committee By-laws
     B                   Wellman Dynamics, Inc.
                  1          Amended Certificate of Incorporation and By-Laws
                  2          Officers and Directors of Reorganized Wellman
                  3          Wellman AOC
     C                   MRI, Inc.
                  1          Certificate of Incorporation and By-Laws
                  2          Form of Bill of Sale and Assignment
                  3          Form of MRI Primary Note (and/or Loan Agreement)
                  4          Form of MRI Primary Note Pledge Agreement
                  5          Form of MRI Secondary Note
                  6          Form of MRI Secondary Note Pledge Agreement
                  7          Amended Standby Letter of Credit Trust Agreement
     D                   North Chicago, Inc.
                  1          Certificate of Incorporation and By-Laws
                  2          Form of Bill of Sale and Assignment
                  3          North Chicago Consent Decree
                  4          Form of NCI Primary Note
     E                   Lexington, Inc.
                  1          Certificate of Incorporation and By-Laws
                  2          Form of Bill of Sale and Assignment
                  3          Form of LI Primary Note
     F                   Waukegan, Inc.
                  1          Certificate of Incorporation and By-Laws
                  2          Form of Bill of Sale and Assignment
                  3          Form of WI Note
     G                   PBGC
                  1          Form of PBGC Agreement
                  2          Form of PBGC Note, Loan and Security Agreement
     H                   EPA CERCLA PRP Settlement Agreement
     I                   Exit Facility
                  1          Form of Loan Agreement
                  2          Form of Security Agreement
     J                   Executory Contracts and Unexpired Leases to be Rejected
     K                   Reorganized Fansteel Stock Option Plan
     L                   Fansteel Asset Sale Proceeds Escrow
     M                   Forms of Employment Agreements
                  1          Gary L. Tessitore
                  2          R. Michael McEntee
     N                   Potential Avoidance Actions

______________________________
*       All exhibits are to be included in Plan Supplement.

                                  INTRODUCTION

     Fansteel Inc. and its Subsidiary Debtors, debtors-in-possession (collectively, the "Debtors"), and the Official Committee of Unsecured Creditors of Fansteel Inc. (the "Creditors' Committee") hereby propose the following joint reorganization plan for the resolution of the Debtors' outstanding creditor Claims and equity Interests. For a discussion of the Debtors' history, businesses, properties, results of operations, projections for future operations, risk factors, a summary and analysis of this Plan, and certain related matters, each of which is a central feature of this Plan, holders of Claims and/or Interests should refer to the Disclosure Statement to which this Plan is annexed. All holders of Claims and/or Interests are urged to read this Plan and Disclosure Statement in their entirety before voting to accept or reject this Plan.

     The Debtors and the Creditors' Committee are the co-proponents of this Plan within the meaning of section 1129 of the Bankruptcy Code (as that term is defined herein). Subject to certain (i) restrictions and requirements set forth in section 1127 of the Bankruptcy Code and Fed. R. Bankr. P. 3019 and (ii) agreements between the Debtors and various creditor constituencies, the Debtors and the Creditors' Committee reserve the right to alter, amend or modify this Plan, as necessary or appropriate, prior to its substantial consummation.

     Under section 1125(b) of the Bankruptcy Code, votes to accept or reject this Plan cannot be solicited until the Disclosure Statement has been approved by the Bankruptcy Court and distributed to holders of Claims and Interests.

                                   ARTICLE I

                      DEFINITIONS; RULES OF INTERPRETATION;
                               COMPUTATION OF TIME

A.   RULES OF INTERPRETATION; COMPUTATION OF TIME; GOVERNING LAW

     1.   GENERAL

     In this Plan: (a) each term, whether stated in singular or plural, includes both the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include each such gender; (b) any reference to a contract, instrument, or other agreement or document as being in a particular form or on particular terms and conditions means the agreement or document substantially in that form or on those terms and conditions; (c) any reference to an existing document or exhibit means that document or exhibit as it may have been or may be amended, modified, or supplemented; (d) unless otherwise specified, all references to Sections, Articles, Schedules, and Exhibits are to this Plan; (e) the words "herein" and "hereto" refer to this Plan in its entirety rather than to a particular portion of this Plan; (f) captions and headings to Articles and Sections are for ease of reference and are neither a part of, nor shall they affect the interpretation of this Plan; (g) any term used in capitalized form in the Plan that is not defined herein but that is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to such term in the Bankruptcy Code or the Bankruptcy Rules, as the case may be; and (h) the rules of construction in section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply.

     2.   "INCLUDING"

     As used in this Plan, "including" means "including without limitation" or "including, but not limited to."

     3.   "ON"

     With respect to Plan distributions, "on" a date means on or as soon as reasonably practicable after that date.

     4.   "CONTRA PROFERENTUM" RULE NOT APPLICABLE

     The Plan is the product of extensive discussions and negotiations by and between, among others, the Debtors, the Creditors' Committee, and the NRC, EPA, PBGC, and certain other governmental authorities. Each of the foregoing was represented by counsel who either participated in the formulation and documentation of, or was afforded the opportunity to review and provide comments on, this Plan, Disclosure Statement, and ancillary documents. Accordingly, the rule of contract construction known as "contra proferentum" shall not apply to the interpretation of any provision of this Plan, Disclosure Statement, or any ancillary agreement or document generated in connection herewith.

     5.   COMPUTATION OF TIME

     The provisions of Fed. R. Bankr. P. 9006(a) and Del. Bankr. LR 9006-1shall apply in computing any period of time prescribed or allowed by this Plan.

B.   DEFINED TERMS

     Unless the context otherwise requires, the following terms shall have the following meanings when used in capitalized form in this Plan:

     1. "Administrative Bar Date" means the date designated by the Bankruptcy Court as the last date for filing requests for payment of Administrative Claims against the Debtors.

     2. "Administrative Claim" means a Claim for payment of an administrative expense of a kind specified in section 503(b) or 1114(e)(2) of the Bankruptcy Code and entitled to priority under section 507(a)(1) of the Bankruptcy Code, including (a) actual, necessary costs and expenses, incurred after the Petition Date, of preserving the Debtors' Estates and operating their businesses, including wages, salaries, or commissions for services rendered after the Petition Date, (b) Professional Fees, (c) all Cure amounts, and (d) all fees and charges assessed against the Estates under chapter 123 of title 28, United States Code; PROVIDED, HOWEVER, that post-Petition Date expenses arising in the ordinary course of the Debtors' respective businesses which have accrued, but remain unpaid, as of the Effective Date, in accordance with generally accepted accounting principles, shall not constitute Administrative Claims; PROVIDED FURTHER, that for purposes of this Plan, (i) no Environmental Claim or Environmental Obligation that is to be resolved and treated in accordance with the terms and conditions of this Plan shall constitute an Administrative Claim and (ii) no Claim assumed and/or paid by a purchaser in connection with the Fansteel Asset Sale shall constitute an Administrative Claim.

     3. "Administrative Claims Bar Date" means the deadline for filing Administrative Claims, including Professional Fee Claims and Claims based on the expenses of individual members of the Creditors' Committee, which date shall be set forth in the Confirmation Order.

     4. "Allowed" means, with respect to any Claim: (a) a Claim that has been listed by the Debtors in their Schedules (as such Schedules have been or may be amended from time to time) as other than disputed, contingent or unliquidated and as to which the Debtors or other parties-in-interest have not filed a timely objection; (b) a Claim that has been timely filed on or before the applicable claims bar date set by the Bankruptcy Court and either is not a Disputed Claim or has been allowed by Final Order; (c) a Claim that is approved by a Final Order of a court of competent jurisdiction (i) in any stipulation of amount and nature of Claim executed prior to the Confirmation Date, (ii) in any stipulation or agreement with the Debtors with regard to the amount and nature of Claim executed or agreed to by the Debtors or the Reorganized Debtors, or (iii) in any contract, instrument, settlement agreement, consent decree, or other agreement entered into or assumed in connection with this Plan; (d) a Claim that has been filed by the applicable claims bar date or has otherwise been deemed timely filed under applicable law relating to a rejected executory contract or unexpired lease that either (i) is not a Disputed Claim or (ii) has been allowed by a Final Order; or (e) any Claim that is allowed pursuant to the terms of this Plan.

     5. "Allowed" means, with respect to any Interest, an Interest that is listed in the respective transfer books and records for the Debtors as of the Voting Record Date.

     6.  "Allowed . . . Claim" means an Allowed Claim of the type described.

     7. "Amended and Restated Certificate of Incorporation and By-laws of Fansteel Inc." means Reorganized Fansteel's certificate of incorporation and by-laws in effect under the laws of the State of Delaware, as amended and restated by this Plan, in substantially the form of Exhibit A-1 hereto.

     8. "Amended And Restated Certificate Of Incorporation And By-laws of Wellman Dynamics Corp." means Reorganized Wellman's certificate of incorporation and by-laws in effect under the laws of the State of Delaware, as amended and restated by this Plan, in substantially the form of Exhibit B-1 hereto.

     9. "Amended Decommissioning Plan" means the decommissioning plan for the Muskogee Facility, dated January 14, 2003, as supplemented by letters dated May 8, 2003 and May 9, 2003, and resubmitted by Fansteel for review by the NRC on July 24, 2003, as the same may be further amended, modified, or supplemented.

     10. "Assets" means any and all real or personal property of any nature, including, without limitation, any real estate, buildings, structures, improvements, privileges, rights, easements, leases, subleases, licenses, goods, materials, supplies, furniture, fixtures, equipment, work in process, accounts, chattel paper, cash, deposit accounts, reserves, deposits, contractual rights, intellectual property rights, claims, causes of action and any other general intangibles of the Debtors, as the case may be, of any nature whatsoever, including, without limitation, the property of the Estates under section 541 of the Bankruptcy Code.

     11.  "AST"  means  American   Sintered   Technologies,   Inc.,  a  Delaware
corporation, debtor and debtor-in-possession.

     12. "Assumed Contracts" means all executory contracts and unexpired leases assumed by any Debtor under section 365 of the Bankruptcy Code pursuant to an order of the Bankruptcy Court entered prior to or on the Confirmation Date, including, but not limited to, the Confirmation Order, including, but not limited to, those assumed and assigned in connection with the Fansteel Asset Sale and/or the sale of the Remaining Plantsville Assets.

     13. "Available General Unsecured Cash" means Cash in an amount equal to the sum of (i) 100% of the first $11,500,000 of Fansteel Asset Sale Proceeds, PLUS
(ii) 50% of all  Fansteel  Asset Sale  Proceeds in excess of  $11,500,000,  PLUS
(iii) $3,100,000 in Cash provided by Reorganized Fansteel.

     14. "Avoidance Action Cash" means the aggregate amount of Cash recovered by the Debtors or Reorganized Debtors, as the case may be, from the prosecution, settlement, or other resolution of the Avoidance Actions, net of all transaction costs (including, but not limited to, attorneys' fees and expenses) incurred in connection therewith.

     15. "Avoidance Actions" means the Debtors' causes of action for any avoidance or recovery action under sections 502, 506, 510, 541, 542, 543, 544, 545, 547, 548, 549, 550, 551, 553 and 724(a) of the Bankruptcy Code, or under related state or federal statutes and common law, including fraudulent transfers, whether or not litigation has been commenced with respect to such causes of action as of the Effective Date.

     16. "Ballots" means each of the ballots and/or master ballots distributed with the Disclosure Statement to Holders of Impaired Claims or Impaired Interests entitled to vote on this Plan, for the purpose of indicating an acceptance or rejection of this Plan.

     17. "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330, as now in effect or hereafter amended, and as applicable to these Chapter 11 Cases.

     18. "Bankruptcy Court" means the United States District Court for the District of Delaware, or such other court as may have jurisdiction over the Debtors' Chapter 11 Cases.

     19. "Bankruptcy Rules" means, collectively, the Federal Rules of Bankruptcy Procedure promulgated under section 2075 of title 28 of the United States Code and the Official Bankruptcy Forms, the Federal Rules of Civil Procedure, as applicable to the Chapter 11 Cases or proceedings therein, and the Local Rules of the Bankruptcy Court, all as now in effect or hereafter amended, and as applicable to these Chapter 11 Cases.

     20. "Bar Date" means September 23, 2002, the date designated by the Bankruptcy Court as the last date for creditors to file proofs of claim in the Chapter 11 Cases.

     21. "Business Day" means any day, excluding Saturdays, Sundays or "legal holidays" (as defined in Fed. R. Bankr. P. 9006(a)), on which commercial banks are open for business in New York, New York.

     22. "Cash" means cash and cash equivalents, including, but not limited to, wire transfers, bank deposits, checks and legal tender of the United States.

     23. "Chapter 11 Case(s)" means, individually, the Chapter 11 case of any of Fansteel or the Subsidiary Debtors, and, collectively, the Chapter 11 cases of Fansteel and the Subsidiary Debtors.

     24. "Claim" means a "claim" against any Debtor, as defined in section 101(5) of the Bankruptcy Code and as supplemented by section 102(2) of the Bankruptcy Code, against one or more of the Debtors or property of one or more of the Debtors, whether or not asserted, whether known or unknown, contingent or non-contingent, whether arising before, on or after the Petition Date.

     25.  "Class"  means one of the  classes  of Claims or  Interests  listed in
Article III of this Plan.

     26. "Collateral" means any property or interest in property of a Debtor's Estate subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

     27. "Compensation and Benefit Plans" means all employment and severance policies, and all compensation and benefit plans, policies, and programs of the Debtors, as amended, applicable to their employees, retirees (other than policies, programs and plans with respect to "retiree benefits", as that term is defined in section 1114(a) of the Bankruptcy Code) and non-employee directors and the employees and retirees of their subsidiaries, including, without limitation, all savings plans, retirement and investment plans, health care plans, disability plans, severance benefit plans, incentive plans, and life, accidental death, and dismemberment insurance.

     28. "Confirmation" means the entry of the Confirmation Order by the Bankruptcy Court.

     29. "Confirmation Date" means the date on which the Bankruptcy Court enters the Confirmation Order on its docket, within the meaning of the Bankruptcy Rules 5003 and 9021.

     30. "Confirmation Hearing" means the hearing held by the Bankruptcy Court to consider confirmation of this Plan pursuant to section 1129 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

     31. "Confirmation Order" means the order of the Bankruptcy Court confirming this Plan pursuant to section 1129 of the Bankruptcy Code.

     32. "Congress" means Congress Financial Corporation (Central).

     33. "Convenience Claim" means a Claim that would otherwise be classified as a General Unsecured Claim, that is (a) Allowed in the amount of $1,500 or less or (b) more than $1,500 if the Holder has elected, on a timely cast Ballot, to reduce its Claim to an Allowed Claim in the amount of $1,500 and accept $900 in Cash in full satisfaction, discharge, and release of such Claim.

     34. "Creditor" means a creditor, within the meaning of section 101(10) of the Bankruptcy Code, of one or more of the Debtors.

     35. "Creditors' Committee" means the Official Committee of Unsecured Creditors of Fansteel Inc., appointed in the Debtors' Chapter 11 Cases by the United States Trustee for the District of Delaware, as such committee may be reconstituted from time to time, and a co-proponent of this Plan.

     36. "CTC" means Custom Technologies Corp., a Delaware corporation, debtor and debtor-in-possession.

     37. "Cure" means the distribution by Reorganized Fansteel or Reorganized Wellman, as applicable, of Cash, or such other property as may be agreed upon by the parties or ordered by the Bankruptcy Court, with respect to the assumption of an Assumed Contract under section 365(b) of the Bankruptcy Code, in an amount equal to all unpaid monetary obligations, without interest, or such other amount as may be agreed upon by the parties, under such Assumed Contract, to the extent such obligations are enforceable under the Bankruptcy Code and applicable bankruptcy law.

     38. "D&O Releasees" means all officers, directors, employees, attorneys, advisors, accountants and agents of the Debtors who served in such capacity during the entire period from the Petition Date to the Effective Date, in each case in their respective capacity as such.

     39. "Debtor(s)" means, individually and collectively, Fansteel Inc. and the Subsidiary Debtors, including in their capacities as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code and, when appropriate, as post-confirmation entities reorganized hereunder.

     40. "DIP Facility" means the debtor-in-possession credit facility provided by Congress to the Debtors during the Chapter 11 Cases pursuant to the DIP Facility Agreement.

     41. "DIP Facility Agreement" means the Loan and Security Agreement, together with all related ancillary documents, instruments and agreements, by and among the Debtors and Congress, dated as of May 2, 2002, as amended, supplemented or otherwise modified from time to time.

     42. "DIP Facility Claim" means a Claim arising under or as a result of the DIP Facility.

     43. "Disallowed Claim" or "Disallowed Interest" means a Claim or Interest, or any portion thereof, that (a) has been disallowed by a Final Order, (b) is not Scheduled or is Scheduled at zero or as contingent, disputed, or unliquidated and as to which a Bar Date has been established but no proof of claim has been filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order of the Bankruptcy Court, or otherwise deemed timely filed under applicable law, or (c) is the subject of a timely filed objection by the Debtors and which objection has not been withdrawn or overruled by a Final Order of the Bankruptcy Court.

     44. "Disbursing Agent" means Reorganized Fansteel or any party designated by Reorganized Fansteel, as applicable, to serve as a disbursing agent under this Plan.

     45. "Disclosure Statement" means the written disclosure statement that relates to this Plan, approved by the Bankruptcy Court as containing adequate information pursuant to section 1125 of the Bankruptcy Code and Fed. R. Bankr.
P. 3017, as such disclosure statement may be amended, modified, or supplemented from time to time.

     46. "Disputed Claim" or "Disputed Interest" means a Claim or Interest, or any portion thereof, that is neither an Allowed Claim or Interest nor a Disallowed Claim or Interest, including, but not limited to, Claims or Interests
(a) (i) that have not been Scheduled by a Debtor or (ii) have been Scheduled at zero or as contingent, unliquidated or disputed, (b) that are the subject of a proof of claim that differs in nature, amount, or priority from the Debtors' Schedules, and (c) as to which the Debtors or any other party-in-interest has interposed a timely objection or request for estimation, or has sought to subordinate or otherwise limit recovery, in accordance with the Bankruptcy Code and the Bankruptcy Rules, or which is otherwise disputed by the Debtors in accordance with applicable law, which objection, request for estimation, action to limit recovery, or dispute has not been withdrawn or determined by a Final Order. In the event that any part of a Claim or Interest is disputed, such Claim or Interest in its entirety shall be deemed to constitute a Disputed Claim or Interest, as the case may be, for purposes of distributions under this Plan unless and until a Final Order has been entered allowing such Claim or Interest.

     47. "Disputed . . . Claim" or "Disputed . . . Interest" means a Disputed Claim or Interest of the type described.

     48. "Disputed . . . Claims Reserve(s)" means the reserve(s) established and maintained by one or more Reorganized Debtors into which such Reorganized Debtor(s) shall deposit the amount of Cash, New Common Stock, or other property that would have been distributed by such Reorganized Debtor(s) on the Distribution Date to Holders of (a) Disputed Claims or contingent Claims, if such Claims had been undisputed or noncontingent Claims on the Distribution Date, pending (i) the allowance of such Claims, (ii) the estimation of such Claims for purposes of allowance or (iii) the realization of the contingencies, and (c) unliquidated Claims, if such Claims had been liquidated on the Distribution Date, such amount to be estimated by the Bankruptcy Court or agreed upon by the Debtors and the Creditors' Committee as sufficient to satisfy such unliquidated Claim upon such Claim's (x) allowance, (y) estimation for purposes of allowance, or (z) liquidation, pending the occurrence of such estimation, allowance, or liquidation.

     49. "Distribution Date" means the date, occurring on or as soon as practicable after the Effective Date, on which the Disbursing Agent first makes distributions to Holders of Allowed Claims and Allowed Interests as provided in
Article III of this Plan; PROVIDED, HOWEVER, that in no event shall the Distribution Date occur later than twenty (20) Business Days after the Effective Date.

     50. "Distribution Record Date" means the record date for purposes of making distributions under this Plan on account of Allowed Claims and Allowed Interests, which date shall be the Confirmation Date.

     51.  "Effective  Date" means the first Business Day following the thirtieth
(30th) day after the Confirmation Date on which: (i) no stay of the Confirmation Order is in effect, and (ii) all conditions to consummation of this Plan set forth in Article IX of this Plan have been (x) satisfied or (y) waived pursuant to Article IX.C hereof.

     52. "Entity" means an "entity" as defined in section 101(15) of the Bankruptcy Code.

     53.   "Environmental   Claim"   means,   as  the  context   requires,   any
Administrative Claim or General Unsecured Claim against a Debtor arising under, out of, or in connection with any Environmental Law.

     54. "Environmental Law(s)" means, individually and collectively, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 ET SEQ., as amended; the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 ET SEQ., as amended; the Clean Air Act, 42 U.S.C. ss. 7401 ET SEQ., as amended; the Clean Water Act, 33 U.S.C. ss. 1251 ET SEQ., as amended; the Occupational Safety and Health Act, 29 U.S.C. ss. 655 ET SEQ., the Atomic Energy Act, 42 U.S.C. ss. 2011 ET SEQ., and any other federal, state, local or municipal laws, statutes, regulations, rules, codes of practice, guidance notes, circulars or ordinances of any jurisdiction imposing liability or establishing standards of conduct for protection of the environment.

     55. "Environmental Obligation" means any non-dischargeable obligation of a Debtor arising under, out of, or in connection with any Environmental Law.

     56. "EPA" means the United States Environmental Protection Agency.

     57. "EPA CERCLA PRP Claim(s)" means, individually and collectively, the Claims asserted by the EPA for past and future response costs with respect to Old Southington, Li Tungsten, PCB Treatment, and Operating Industries.

     58. "EPA CERCLA PRP Settlement Agreement" means the settlement agreement to be entered into by and between the Debtors and the EPA under Fed. R. Bankr. P. 9019(a) and 42 U.S.C. ss. 9613(f)(2), substantially in the form of Exhibit H hereto.

     59. "Escast" means Escast, Inc., an Illinois corporation, debtor and debtor-in-possession.

     60. "Estate(s)" means, individually and collectively, the estate(s) of each of the Debtors created by section 541 of the Bankruptcy Code upon the commencement of their respective Chapter 11 Cases.

     61. "Excess Available Cash" means the actual change in the year-end cash balance of Reorganized Fansteel, exclusive of its Post-Effective Date Subsidiaries, less any (i) net increase in borrowings by Reorganized Fansteel under its then-existing credit lines, (ii) cash proceeds from the sale by Reorganized Fansteel of property, plant, and equipment outside of the ordinary course of business, and (iii) cash contributed to capital; PROVIDED, HOWEVER, that if Reorganized Fansteel's capital expenditures exceed 5% of its consolidated sales in a given year, the cash effect of capital expenditures in excess of 5% of consolidated sales during such year shall be added back to Reorganized Fansteel 's year-end cash balance for the purpose of determining "Excess Available Cash."

     62. "Exit Facility" means a new senior secured credit facility, in an aggregate principal amount of not less than $3 million, which Reorganized Fansteel and Reorganized Wellman anticipate entering into on the Effective Date pursuant to Article IV.E.2 of this Plan.

     63. "Exit Lender(s)" means, individually and collectively, the lender(s) under the Exit Facility.

     64. "Face Amount" means (a) when used in reference to a Disputed Claim, the full stated amount claimed by the Holder of such Claim in any proof of claim timely filed with the Bankruptcy Court, (b) when used in reference to an unliquidated Claim, the amount of the Claim as estimated by the Bankruptcy Court under section 502(c) of the Bankruptcy Code, and (c) when used in reference to an Allowed Claim, the Allowed amount of such Claim.

     65. "Fansteel" means Fansteel Inc., a Delaware corporation, debtor and debtor-in-possession.

     66. "Fansteel Asset Purchase Agreement" means the asset purchase agreement, by and among Fansteel, Phoenix, and the Purchaser, governing the terms and conditions of the Transferred Assets as amended, supplemented or otherwise modified from time to time and approved by the Bankruptcy Court with respect to the Purchaser.

     67. "Fansteel Asset Sale" means a sale or combination of sales by Fansteel, whether consummated prior to or after the Effective Date, of (a) substantially all of the Assets of Fansteel's Hydro Carbide, California Drop Forge, and
Plantsville operating divisions, (b) the equipment and inventory of the Lexington Facility, and (c) the real property owned by Phoenix, including, but not limited to, the sale to the Purchaser of the Transferred Assets.

     68. "Fansteel Asset Sale Proceeds" means (a) the net Cash proceeds of the Fansteel Asset Sale, to be deposited in the Fansteel Asset Sale Proceeds Escrow, PLUS (b) all accrued interest thereon, MINUS (c) the Plantsville Closing Costs, if any.

     69. "Fansteel Asset Sale Proceeds Escrow" means the escrow or trust account established by Fansteel at [NAME OF BANK] to hold the Fansteel Asset Sale Proceeds.

     70. "Fansteel Consolidated Plan" means the Fansteel Consolidated Employees' Pension Plan.

     71. "Federal PRPs" means, collectively, those federal governmental Entities that are, or may be, liable as potentially responsible parties with respect to the North Chicago Facility, including, but not limited to the United States Department of Defense, General Services Administration, United States Department of Commerce, and United States Department of the Treasury.

     72. "FDM" means FDM Holdings, Inc., a newly-formed, wholly-owned subsidiary of Reorganized Fansteel, to be incorporated prior to or on the Effective Date pursuant to Article IV.E.8 of this Plan.

     73. "Final Decree" means the decree or other order of the Bankruptcy Court closing the Chapter 11 Cases, as contemplated by Fed. R. Bankr. P. 3022.

     74. "Final Order" means an order, ruling, or judgment of the Bankruptcy Court or any other court of competent jurisdiction as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending, or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing, in form and substance satisfactory to the Debtors or, on and after the Effective Date, the Reorganized Debtors or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order of the Bankruptcy Court of other court of competent jurisdiction shall have been determined by the highest court to which such order was appealed, or certiorari, reargument or rehearing shall have been denied and the time to take any further appeal, petition for certiorari, or move for reargument or rehearing shall have expired; PROVIDED, HOWEVER, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous Bankruptcy Rule or applicable state court rules of civil procedure, may be filed with respect to such order shall not cause such order not to be a Final Order.

     75. "GECPF" means General Electric Capital Public Finance, Inc.

     76. "GECPF Collateral" means, collectively, the Gasbarre 550 Ton Multi-Action Compaction Press and (i) all general intangibles and other property relating thereto, (ii) all accessories, attachments, parts, equipment and repairs attached or affixed or used in connection therewith, (iii) all warehouse receipts, bills of lading and other documents of title with respect thereto,
(iv) all accessions thereto and substitutions therefor, and (v) all products and proceeds of any of the foregoing, in which AST granted GECPF security interests or liens to secure AST's obligations under the GECPF Loan Agreement, to the extent that such property, as of the Effective Date, remain encumbered by valid, enforceable and perfected security interests or liens of GECPF in AST's Estate's interest in such property that are not avoidable under the Bankruptcy Code or applicable nonbankruptcy law.

     77. "GECPF Loan Agreement" means that certain loan agreement, together with all related ancillary documents, instruments and agreements, by and among GECPF, as lender, Cameron County Industrial Development Authority, as issuer, and AST, as borrower, dated as of April 1, 2001, as amended, supplemented or otherwise modified from time to time.

     78. "GECPF Stipulation" means the stipulation of settlement, dated as of July [_], 2003, by and among Fansteel, AST, and GECPF, as approved by order of the Bankruptcy Court.

     79. "General Unsecured Claim" means any Unsecured Claim that is not (a) entitled to priority under section 507(a) of the Bankruptcy Code or subordinated pursuant to section 510(b) of the Bankruptcy Code and (b) a Priority Tax Claim, Other Priority Claim, Convenience Claim, Intercompany Claim, North Chicago Facility General Unsecured Environmental Claim, EPA CERCLA PRP Claim, or PBGC Claim; PROVIDED, HOWEVER, that for purposes of this Plan, no Environmental Claim or Environmental Obligation that is to be resolved consensually in accordance with the term and conditions of this Plan shall constitute a General Unsecured Claim.

     80. "General Unsecured Distribution Account" means the account to be established by Reorganized Fansteel prior to or on the Effective Date for purposes of depositing, and holding in trust for the benefit of those Holders of Unsecured Claims entitled to distributions thereof, the Available General

Unsecured Cash and Avoidance Action Cash, pending such distributions in accordance with the terms of this Plan.

     81. "Holder" means a Person or Entity holding a Claim or Interest, and with respect to a vote on the Plan, a Person or Entity holding the beneficial interest in a Claim or Interest as of the Voting Record Date or any authorized signatory who has completed and executed a Ballot or on whose behalf a Ballot has been completed and executed in accordance with the Voting Instructions.

     82. "Holdings" means Fansteel Holdings, Inc., a Delaware corporation, debtor and debtor-in-possession.

     83. "Impaired" means, when used with reference to a Claim or Interest, a Claim or Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

     84. "Initial Distribution" means a distribution or payment on account of Allowed Claims within a particular Class, net of any applicable Disputed Claims Reserve established for Disputed Claims within the Class.

     85. "Intercompany Claim" means any Claim by a Debtor or any affiliate of a Debtor against another Debtor resulting from intercompany transactions, including (a) any account reflecting intercompany book entries by a Debtor with respect to another Debtor, (b) any such Claim not reflected in such book entries that is held by a Debtor against another Debtor, and (c) any derivative Claim asserted by or on behalf of a Debtor against another Debtor.

     86. "Interest" means an interest in Old Common Stock of any of the Debtors, including, but not limited to, all issued, unissued, authorized or outstanding shares, together with any warrants, options or contract rights to purchase or acquire such interests at any time, as well as, any partnership, membership or other ownership interests in or of any of the Debtors together with any options or contract rights to purchase or acquire such interests at any time.

     87. "KNREPC" means the Kentucky Natural Resources and Environmental Protection Cabinet.

     88. "L/C Cash Reserve" means all Cash on deposit with the Bank of Waukegan, Waukegan, Illinois, pursuant to the Standby Trust Agreement dated February 3, 1994, as the same previously has been, or in the future may be, amended, by and between Fansteel and the Bank of Waukegan as trustee under Trust No. 2740.

     89. "Lexington Facility" means the real property and other Assets (but excluding Fansteel's or Reorganized Fansteel's rights to insurance coverage) located or related to Fansteel's site at 203 Lisle Industrial Road, P.O. Box 11399, Lexington, Kentucky that have not been sold to the Purchaser in connection with the sale of the Transferred Assets.

     90. "LI" means Lexington, Inc., a newly-formed, wholly-owned subsidiary of Reorganized Fansteel, to be incorporated on the Effective Date pursuant to
Article IV.E.6 of this Plan.

     91. "LI Contingent Note" means the non-interest bearing, unsecured note of Reorganized Fansteel, to be delivered to LI by Reorganized Fansteel, if necessary, following additional site characterization at the Lexington Facility, in an aggregate principal amount to be determined by agreement of Reorganized Fansteel, LI, and the KNREPC, reflecting as and to the extent required, the additional costs (in excess of the amount of the LI Primary Note) to remediate contamination at the Lexington Facility, as more fully described in Article IV.E.6 hereof.

     92. "Lien" means any charge against or interest in property to secure payment or performance of a claim, debt, or obligation.

     93. "LI Notes" means, collectively, the LI Primary Note and LI Contingent Note.

     94. "LI Primary Note" means the non-interest bearing, unsecured note of Reorganized Fansteel in aggregate principal amount of $1,780,000, to be delivered to LI by Reorganized Fansteel on the Effective Date, as more fully described in Article IV.E.6 hereof and substantially in the form of Exhibit E-3 hereto.

     95. "Litigation Claims" means any and all actions, causes of actions, suits, proceedings, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, setoff or recoupment rights, trespasses, damages, judgments, right to legal remedies, rights to equitable remedies, whether known, unknown, liquidated, unliquidated, fixed, contingent, disputed or undisputed and whether asserted or assertable in law or equity, that any Debtor or Estate may hold against any Person, including, but not limited to, the Avoidance Actions and any claims, rights of action, suits, and proceedings to be retained by the Reorganized Debtors pursuant to Article IV.G of this Plan.

     96. "Li Tungsten" means the Li Tungsten Superfund Site in Glen Cove, New York.

     97. "MRI" means MRI, Inc., a newly-formed, wholly-owned subsidiary of Reorganized Fansteel, to be incorporated on or before the Effective Date pursuant to Article IV.E.4 of this Plan as a special purpose entity to fulfill all obligations under the NRC License.

     98. "MRI Contingent Note" means the non-interest bearing, unsecured note of Reorganized Fansteel, to be delivered to MRI by Reorganized Fansteel following additional site characterization at the Muskogee Facility, in an aggregate principal amount to be determined by agreement of Reorganized Fansteel, MRI, and the NRC, reflecting as and to the extent required, the additional costs (in excess of the costs estimated in the Amended Decommissioning Plan) to (a) remediate contaminated soils at the Muskogee Facility and other additional costs required to complete the Amended Decommissioning Plan and (b) monitor and treat groundwater at the Muskogee Facility.

     99. "MRI Notes" means, collectively, the MRI Primary Note, MRI Secondary Note, and the MRI Contingent Note.

     100. "MRI Primary Note" means the non-interest bearing, unsecured note of Reorganized Fansteel in aggregate principal amount of $30,600,000, to be delivered to MRI by Reorganized Fansteel on the Effective Date, as more fully described in Article IV.E.4 hereof and substantially in the form of Exhibit C-3 hereto, to cover the costs of decommissioning the Muskogee Facility in accordance with the Amended Decommissioning Plan.

     101. "MRI Secondary Note" means the non-interest bearing, unsecured note of Reorganized Fansteel in aggregate principal amount of $4,200,000, to be delivered to MRI by Reorganized Fansteel on the Effective Date, as more fully described in Article IV.E.3 hereof and substantially in the form of Exhibit C-5 hereto, to cover the estimated costs of groundwater treatment and monitoring at the Muskogee Facility.

     102. "Muskogee Facility" means the real property and other Assets (but excluding Fansteel's or Reorganized Fansteel's rights to insurance coverage) located or related to Fansteel's site at Number Ten Tantalum Place, Muskogee, Oklahoma.

     103.  "NCI"  means  North  Chicago,  Inc.,  a  newly-formed,   wholly-owned
subsidiary of Reorganized Fansteel, to be incorporated on the Effective Date pursuant to Article IV.E.5 of this Plan.

     104. "NCI Contingent Note" means the non-interest bearing, unsecured note of Reorganized Fansteel in aggregate principal amount of not more than $500,000, to be delivered to NCI by Reorganized Fansteel, if necessary, to finance the cost of the North Chicago Response Action in excess of $2,025,000, as more fully described in Article IV.E.5 hereof.

     105. "NCI Notes" means, collectively, the NCI Primary Note and NCI Contingent Note.

     106. "NCI Primary Note" means the non-interest bearing, unsecured note of Reorganized Fansteel in aggregate principal amount of $2,170,000, to be delivered to NCI by Reorganized Fansteel on the Effective Date, as more fully described in Article IV.E.5 hereof and substantially in the form of Exhibit D-4 hereto.

     107. "New Fansteel Common Stock" means the new common stock to be authorized and issued by Reorganized Fansteel, par value $0.01 per share, and any and all rights attached thereto, which will be distributed pursuant to
Article III of this Plan.

     108. "New Notes" means, collectively, the MRI Notes, LI Notes, WI Note, NCI Notes, and PBGC Note.

     109. "New Securities" means, collectively, the New Fansteel Common Stock and the New Notes.

     110. "North Chicago  Consent Decree" means the consent decree  described in
Article XIII.C of this Plan, between and among Fansteel, the EPA, the United States Department of Defense ("DOD") (on behalf of itself and the United States Department of the Navy ("DON"), the National Oceanic Atmospheric Administration ("NOAA"), the United States Department of the Interior ("DOI"), the City of North Chicago, and the Federal PRPs, and approved by the Bankruptcy Court pursuant to this Plan.

     111. "North Chicago EE/CA" means the Engineering Evaluation/Cost Analysis for the North Chicago Facility prepared by Earth Sciences Consultants, Inc., dated February 2003, as amended, supplemented or otherwise modified from time to time.

     112. "North Chicago Facility" means the real property and other Assets (but excluding Fansteel's or Reorganized Fansteel's rights to insurance coverage) located or related to Fansteel's site at Number One Tantalum Place, North Chicago, Illinois.

     113. "North Chicago Response Action" means the response action selected and overseen by the EPA, after completion of the North Chicago EE/CA, for remediation of the North Chicago Facility.

     114. "North Chicago Settlement" means the settlement described in Article XIII.C of this Plan and evidenced by the North Chicago Consent Decree.

     115. "North Chicago Site Account" means the EPA site account for the North Chicago Facility, to be established on the Effective Date or as soon thereafter as practicable, and into which the Federal PRPs shall deposit Cash in the amount of $425,000 pursuant to the North Chicago Settlement.

     116. "NPDES Permit" means the Joint Authorization To Discharge Under the National Pollutant Discharge Elimination System and the Oklahoma Pollutant Discharge Elimination System, Permit No. OK0001643, effective as of May 1, 1997, as extended by the OKDEQ by letter dated May 2, 2002.

     117. "NRC" means the United States Nuclear Regulatory Commission.

     118. "NRC Approvals" means the approvals necessary to implement the Amended Decommissioning Plan and this Plan, to be issued by the NRC not later than thirty (30) days after the Confirmation Date, including, without limitation, approvals (if forthcoming) of (a) all required NRC License amendments, (b) the transfer of the NRC License to MRI, (c) the exemption of Reorganized Fansteel and MRI from standard financial assurance requirements, and (d) the extension of time for MRI to complete decommissioning of the Muskogee Facility, such approvals to be effective upon issuance, notwithstanding the filing or granting of any request for hearing or petition for leave to intervene related to such approvals, in accordance with 10 C.F.R. 2.1205(m) and 2.1316(a).

     119. "NRC License" means License SMB-911 (Docket No. 40-7580), as amended, supplemented or otherwise modified from time to time, including as amended in connection with approval of the Amended Decommissioning Plan.

     120. "NTC" means the Naval Training Center Great Lakes.

     121. "OKDEQ" means the Oklahoma Department of Environmental Quality.

     122. "Old Common Stock" means, as the context requires, (a) shares of common stock, par value $2.50 per share, and other ownership interests in Fansteel and (b) shares of common stock or other ownership interests in any of the Subsidiary Debtors, together with, in each case, any options, warrants, or rights, contractual or otherwise, to acquire or receive any such stock or ownership interests and any contracts or agreements pursuant to which the non-Debtor party was or could have been entitled to receive Fansteel stock or any shares of stock of other ownership interests in any Debtor Subsidiary.

     123. "Old Southington" means the Old Southington Landfill Superfund Site in Southington, Connecticut.

     124. "Operating Industries" means the Operating Industries, Inc. Superfund Site near Los Angeles, California.

     125.  "Other  Priority  Claim"  means a Claim  entitled to  priority  under section 507(a) of the Bankruptcy Code, other than a DIP Facility Claim, Administrative Claim, or a Priority Tax Claim; PROVIDED, HOWEVER, that for purposes of this Plan, no Claim assumed and/or paid by the Purchaser under the Fansteel Asset Purchase Agreement shall constitute an Other Priority Claim.

     126. "Other Secured Claims" means all Secured Claims against a Debtor other than Class FAN-2.01 Secured Claims, Class WMC-2.01 Secured Claims, and Class AST-2.01 and AST-2.02 Secured Claims.

     127. "PBGC" means the Pension Benefit Guaranty Corporation.

     128. "PBGC Agreement" means the settlement and consent agreement, substantially in the form of Exhibit G-1 hereto, to be executed by and between the Debtors and the PBGC as a condition to confirmation pursuant to Article IX.A of this Plan.

     129. "PBGC Claim" means a Claim against a Debtor for termination liability arising under, out of, or in connection with the termination of the Fansteel Consolidated Plan.

     130.  "PBGC  Note"  means  the  non-interest  bearing  note of  Reorganized
Fansteel, in aggregate principal amount of $9,500,000, to be delivered to the PBGC by Reorganized Fansteel on the Effective Date, as described in Article XIII.B hereof and substantially in the form of Exhibit G-2 hereto.

     131. "PCB Treatment" means the PCB Treatment Superfund Site in Kansas City, Kansas and Kansas City, Missouri.

     132. "Person" means a "person" as defined in section 101(41) of the Bankruptcy Code.

     133. "Petition Date" means January 15, 2002, the date on which the Debtors filed their petitions for relief commencing the Chapter 11 Cases.

     134. "Pettibone Creek" means the creek running adjacent to the North Chicago Facility, through the Vacant Lot Site, and terminating in Lake Michigan and the NTC.

     135. "Phoenix" means Phoenix Aerospace Corp., a Delaware corporation, debtor and debtor-in-possession.

     136. "PIDA" means the Pennsylvania Industrial Development Authority.

     137. "PIDA Collateral" means the real property located in Emporium, Pennsylvania in which AST granted PIDA security interests or liens to secure AST's obligations under the PIDA Note, to the extent that such property, as of the Effective Date, remain encumbered by valid, enforceable and perfected security interests or liens of PIDA in AST's Estate's interest in such property that are not avoidable under the Bankruptcy Code or applicable nonbankruptcy law.

     138. "PIDA Note" means the promissory note, dated August 3, 1994, between the Cameron County Industrial Planning Corporation, as borrower, and PIDA, as lender, and all agreements and other documents relating thereto.

     139. "Plan" means this joint reorganization plan under Chapter 11 of the Bankruptcy Code, together with all exhibits hereto, as it may be amended, modified, or supplemented from time to time in accordance with section 1127 of the Bankruptcy Code, including any Plan Supplements.

     140. "Plan Committee" means the Creditors' Committee as reconstituted after the Effective Date, pursuant to Article XIV.B of this Plan, to take such actions as are set forth in the Plan, the Plan Committee By-laws, or as may be approved by the Bankruptcy Court.

     141. "Plan Committee By-laws" means the by-laws to be adopted by, and providing for the governance of, the Plan Committee, as described in Article XIV.B hereof and substantially in the form of Exhibit A-4 hereto.

     142. "Plan Supplement" means the compilation of documents or forms of documents specified in this Plan, including any Exhibits to this Plan not included herewith, that the Debtors will file with the Bankruptcy Court not later than the date that is ten (10) days prior to deadline for objections to Confirmation of this Plan.

     143. "Plantsville Closing Costs" means the costs, if any, incurred by Fansteel or Reorganized Fansteel, as the case may be, in connection with the winding-up of operations and closure of Fansteel's Plantsville division, which shall be deducted from the net Cash proceeds of the Fansteel Asset Sale for purposes of calculating the Fansteel Asset Sale Proceeds.

     144. "Post-Effective Date Subsidiaries" means, collectively, Reorganized Wellman, MRI, NCI, LI, WI, and FDM.

     145.  "Priority Tax Claim" means a Claim that is entitled to priority under section 507(a)(8) of the Bankruptcy Code.

     146. "Professional" means any professional employed in the Chapter 11 Cases pursuant to sections 327 or 1103 of the Bankruptcy Code or otherwise, and the professionals seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

     147. "Professional Fee Claim" means a Claim of a Professional for compensation for services rendered, and/or reimbursement of costs and expenses incurred, after the Petition Date and prior to and including the Confirmation Date.

     148. "Proof of Claim" means a proof of claim pursuant to section 501 of the Bankruptcy Code and/or any order of the Bankruptcy Court, together with supporting documents.

     149. "Pro Rata" means, at any time, the proportion that the Face Amount of an Allowed Claim or Allowed Interest in a particular Class bears to the aggregate Face Amount of all Claims or Interests (including Disputed Claims or Disputed Interests, but excluding Disallowed Claims or Disallowed Interests) in that Class, unless this Plan provides otherwise.

     150. "Purchaser" means, collectively, Stoutheart East Corporation and WPC III, Inc., or such other Entity as may submit the highest or best offer with respect to the sale of the Transferred Assets.

     151. "Reinstated" or "Reinstatement" means (i) leaving unaltered the legal, equitable, and contractual rights to which a Claim entitles the Holder of such Claim so as to leave such Claim unimpaired in accordance with section 1124 of the Bankruptcy Code or (ii) notwithstanding any contractual provision or applicable law that entitles the Holder of such Claim to demand or receive accelerated payment of such Claim after the occurrence of a default, (a) curing any such default that occurred before, on, or after the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code,
(b) reinstating the maturity of such Claim as such maturity existed before such default, (c) compensating the Holder of such Claim for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law, and (d) not otherwise altering the legal, equitable, or contractual rights to which such Claim entitles the Holder of such Claim.

     152. "Remaining Plantsville Assets" means the Assets, if any, of Fansteel's Plantsville division that are not sold to the Purchaser pursuant to the sale of the Transferred Assets.

     153. "Reorganized . . ." means the identified Entity on and after the Effective Date.

     154. "Reorganized Debtor Asset Sale Proceeds" means, with respect to any asset sales by Reorganized Fansteel and/or Reorganized Wellman outside of the ordinary course of business, 50% of the first $2 million of sale proceeds, 35% of the next $3 million of sale proceeds, and 25% of all sale proceeds in excess of $5 million, in each case net of (i) transaction costs and (ii) all amounts, if any, due to Reorganized Fansteel 's and/or Reorganized Wellman's then-existing creditors as a result of such sale(s).

     155.   "Reorganized   Debtor(s)"   means,   individually  or  collectively,
Reorganized Fansteel and Reorganized Wellman on and after the Effective Date.

     156. "Reorganized Fansteel Stock Option Plan" means the employee stock option plan to be deemed adopted by the board of directors of Reorganized Fansteel on the Effective Date in substantially the form of Exhibit K hereto.

     157. "Schedules" means the schedules of assets and liabilities, the list of Holders of Interests, and the statement of financial affairs filed by each of the Debtors in the Debtors' Chapter 11 Cases under section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, as such schedules, lists, and statements have been or may be supplemented or amended from time to time in accordance with Bankruptcy Rule 1009.

     158. "Secured Claim" means (a) a Claim that is secured by a Lien on property in which any Estate has an interest, which Lien is valid, perfected and enforceable under applicable law or by reason of a Final Order, or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Holder's interest in an Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code, or (b) a Claim that is Allowed as a Secured Claim under this Plan; PROVIDED, HOWEVER, that for purposes of this Plan, no Claim assumed and/or paid by the Purchaser under the Fansteel Asset Purchase Agreement shall constitute a Secured Claim.

     159. "Solicitation Agent" means Bankruptcy Management Corp. or such other Person or Entity as may be selected by the Debtors, in either case in its capacity as information, balloting, and noticing agent for the Debtors.

     160. "Solicitation Procedures Order" means the order of the Bankruptcy Court or other court of competent jurisdiction approving the Debtors' proposed procedures to govern their solicitation of votes on this Plan.

     161. "Subsidiary Debtor(s)" means, individually and collectively, Fansteel Holdings, Inc., Custom Technologies Corp., Escast, Inc., Wellman Dynamics Corp., Washington Mfg. Co., Phoenix Aerospace Corp., and American Sintered Technologies, Inc.

     162. "Subsidiary Common Stock Interests" means, collectively, the issued and outstanding common stock of each of the Subsidiary Debtors.

     163. "Tax Rate" means the rate equal to the underpayment rate specified in 26 U.S.C. Section 6621 (determined without regard to 26 U.S.C. Section 6621(c)) as of the Effective Date.

     164. "Transfer Agent" means Mellon Investor Services or such other Person or Entity as may be selected by the Debtors, in either case in its capacity as stock transfer agent for the Debtors.

     165. "Transferred Assets" means, collectively (a) substantially all of the Assets of Fansteel's Hydro Carbide and California Drop Forge divisions, (b) the accounts receivable and inventory of Fansteel's Plantsville division, (c) the equipment and inventory of the Lexington Facility, and (d) the real property owned by Phoenix, to be transferred to the Purchaser pursuant to the Fansteel Asset Purchase Agreement; PROVIDED, HOWEVER, that at the sole option of any Purchaser, the Transferred Assets may include substantially all of the Assets of Fansteel's Plantsville division.

     166. "TSB" means Tama State Bank.

     167. "TSB Collateral" means the equipment in which WMC granted TSB security interests or liens to secure WMC's obligations under the TSB Lease, to the extent that such property, as of the Effective Date, remain encumbered by valid, enforceable and perfected security interests or liens of TSB in WMC's Estate's interest in such property that are not avoidable under the Bankruptcy Code or applicable nonbankruptcy law.

     168. "TSB Lease" means Master Lease Agreement Number 028711, between TSB, as the assignee of Washington State Bank, and WMC.

     169. "TSB Stipulation" means the stipulation of settlement, dated as of August [_], 2003, by and among Fansteel, Washington, and TSB, as approved by order of the Bankruptcy Court.

     170. "Unimpaired Claim" means a Claim that is not Impaired under this Plan.

     171. "Unimpaired Class" means a Class of Unimpaired Claims.

     172. "Unsecured Claim" means a Claim against any Debtor, other than a DIP Facility Claim, Administrative Claim, or Secured Claim.

     173. "Vacant Lot Site" means the vacant lot situated on the property adjacent to the western boundary of the North Chicago Facility.

     174. "Voting Deadline" means the date and time, as fixed by an order of the Bankruptcy Court and set forth in the Disclosure Statement, by which all Ballots to accept or reject this Plan must be received by the Solicitation Agent.

     175. "Voting Instructions" means the instructions and related procedures for voting to accept or to reject this Plan, as contained in the Disclosure Statement and in the Ballots.

     176. "Voting Record Date" means the record date for determining the Holders of Claims and Interests entitled to vote to accept or reject this Plan, as fixed by an order of the Bankruptcy Court.

     177. "Washington" or "WMC" means Washington Manufacturing Co., a Delaware corporation, debtor and debtor-in-possession.

     178. "Waukegan Facility" means the real property and other Assets (but excluding Fansteel's or Reorganized Fansteel's rights to insurance coverage) located or related to Fansteel's site at 801 Market Street, Waukegan, Illinois.

     179.   "Wellman"  or  "WDC"  means  Wellman   Dynamics  Corp.,  a  Delaware
corporation, debtor and debtor-in-possession.

     180. "Wellman AOC" means the Administrative Order on Consent between Wellman and Region 7 of the EPA, dated as of [_], 2003, a copy of which is annexed hereto as Exhibit B-3.

     181. "Wells Fargo" means Wells Fargo Financial Leasing, Inc.

     182. "Wells Fargo Collateral" means the NorStar telephone system in which Fansteel granted Wells Fargo security interests or liens to secure Fansteel's obligations under the Wells Fargo Lease, to the extent that such property, as of the Effective Date, remain encumbered by valid, enforceable and perfected security interests or liens of Wells Fargo in Fansteel's Estate's interest in such property that are not avoidable under the Bankruptcy Code or applicable nonbankruptcy law.

     183. "Wells Fargo Lease" means Lease Agreement Number 41982718, between Wells Fargo and Fansteel.

     184. "WI" means Waukegan, Inc., a newly-formed, wholly-owned subsidiary of Reorganized Fansteel, to be incorporated on the Effective Date pursuant to
Article IV.E.790 of this Plan.

     185.  "WI  Note"  means  the  non-interest   bearing,   unsecured  note  of
Reorganized Fansteel in aggregate principal amount of $1,250,000, to be delivered to WI by Reorganized Fansteel on the Effective Date, as more fully described in Article IV.E.7 hereof and substantially in the form of Exhibit F-3 hereto.

                                   ARTICLE II

                     CLASSIFICATION OF CLAIMS AND INTERESTS

A.   INTRODUCTION

     All Claims and Interests, except DIP Facility Claims, Administrative Claims and Priority Tax Claims, are placed in the Classes set forth below. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims, as described below, have not been classified for purposes of voting on, or receiving distributions under, this Plan. All such Claims are instead treated separately in accordance with this Article II and in accordance with the requirements set forth in section 1129(a)(9)(A) of the Bankruptcy Code.

     A Claim or Interest is placed in a particular Class only to the extent that the Claim or Interest falls within the description of that Class, and is classified in other Classes to the extent that any portion of the Claim or Interest falls within the description of such other Classes. A Claim is also placed in a particular Class for the purpose of receiving distributions pursuant to this Plan only to the extent that such Claim is an Allowed Claim in that Class and such Claim has not been paid, released, or otherwise settled prior to the Effective Date.

B.   UNCLASSIFIED CLAIMS/OBLIGATIONS (NOT ENTITLED TO VOTE ON THIS PLAN)

     1. DIP FACILITY CLAIMS

     2. ADMINISTRATIVE CLAIMS

     3. PRIORITY TAX CLAIMS

     4. MUSKOGEE FACILITY ENVIRONMENTAL CLAIMS/OBLIGATIONS

     5. NORTH CHICAGO FACILITY ENVIRONMENTAL CLAIMS/OBLIGATIONS

     6. LEXINGTON FACILITY ENVIRONMENTAL CLAIMS/OBLIGATIONS

     7. WAUKEGAN FACILITY ENVIRONMENTAL CLAIMS/OBLIGATIONS

C.   CLAIMS AGAINST AND INTERESTS IN FANSTEEL

     1. UNIMPAIRED CLASS OF CLAIMS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class FAN-1:  Other Priority Claims

     Class FAN-1 consists of all Other Priority Claims against Fansteel.

     2. IMPAIRED CLASSES OF CLAIMS AND INTERESTS (CLASSES FAN-2 THROUGH FAN-8 AND FAN-9 ARE ENTITLED TO VOTE ON THIS PLAN; CLASS FAN-8 IS DEEMED TO HAVE REJECTED THIS PLAN AND, THEREFORE, IS NOT ENTITLED TO VOTE)

        (a)  Class FAN-2:  Secured Claims

     Class FAN-2 consists of separate subclasses for each Secured Claim secured by a Lien upon property in which Fansteel's Estate has an interest. Each subclass is deemed to be a separate Class for all purposes under the Bankruptcy Code.

                i. Class FAN-2.01:  Wells Fargo Secured Claims

     Class FAN-2.01 consists of all Claims against Fansteel secured by the Wells Fargo Collateral, directly or indirectly arising from or under, or relating in any way to, the Wells Fargo Lease, to the extent of the value (if any) of the Wells Fargo Collateral.

                ii.  Class FAN-2.02: Other Secured Claims

     Class FAN-2.02 consists of all Other Secured Claims against Fansteel.

        (b)  Class FAN-3:  General Unsecured Claims

     Class FAN-3 consists of all General Unsecured Claims against Fansteel.

        (c)  Class FAN-4:  Convenience Claims

     Class FAN-4 consists of all Convenience Claims against Fansteel.

        (d)  Class FAN-5:  PBGC Claims

     Class FAN-5 consists of all PBGC Claims against Fansteel.

        (e)  Class FAN-6: EPA CERCLA PRP Claims

     Class FAN-6 consists of all EPA CERCLA PRP Claims against Fansteel

        (f)  Class  FAN-7:   North    Chicago    Facility    General   Unsecured
Environmental Claims

     Class FAN-7 consists of all General Unsecured Environmental Claims against Fansteel directly or indirectly arising from or under, or relating in any way to, the North Chicago Facility.

        (g)  Class FAN-8:  Intercompany Claims

     Class FAN-8 consists of all Intercompany Claims against Fansteel.

        (h)  Class FAN-9:  Old Common Stock Interests

     Class FAN-9 consists of all Interests directly or indirectly arising from or under, or relating in any way to, the Old Common Stock of Fansteel.

D.   CLAIMS AGAINST AND INTERESTS IN WELLMAN

     1. UNIMPAIRED CLASS OF CLAIMS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class WDC-1:  Other Priority Claims

     Class WDC-1 consists of all Other Priority Claims against Wellman.

     2. IMPAIRED CLASSES OF CLAIMS AND INTERESTS (CLASSES WDC-2 THROUGH WDC-4 ARE ENTITLED TO VOTE ON THIS PLAN; CLASS WDC-6 IS DEEMED TO HAVE REJECTED THIS PLAN AND, THEREFORE, IS NOT ENTITLED TO VOTE)

        (a)  Class WDC-2:  Other Secured Claims

     Class WDC-2 consists of all Other Secured Claims against Wellman.

        (b)  Class WDC-3:  General Unsecured Claims

     Class WDC-3 consists of all General Unsecured Claims against Wellman.

        (c)  Class WDC-4:  Convenience Claims

     Class WDC-4 consists of all Convenience Claims against Wellman.

        (d)  Class WDC-5:  PBGC Claims

     Class WDC-5 consists of all PBGC Claims against Wellman.

        (e)  Class WDC-6:  Intercompany Claims

     Class WDC-6 consists of all Intercompany Claims against Wellman.

     3. UNIMPAIRED CLASS OF INTERESTS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class WDC-7:  Old Common Stock Interests

     Class WDC-7 consists of all Interests directly or indirectly arising from or under, or relating in any way to, the Old Common Stock of Wellman.

E.   CLAIMS AGAINST AND INTERESTS IN ESCAST

     1. UNIMPAIRED CLASS OF CLAIMS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class ESC-1:  Other Priority Claims

     Class ESC-1 consists of all Other Priority Claims against Escast.

     2. IMPAIRED CLASSES OF CLAIMS (CLASSES ESC-2 THROUGH ESC-4 ARE ENTITLED TO VOTE ON THIS PLAN; CLASS ESC-6 IS DEEMED TO HAVE REJECTED THIS PLAN AND, THEREFORE, IS NOT ENTITLED TO VOTE)

        (a)  Class ESC-2:  Other Secured Claims

     Class ESC-2 consists of all Other Secured Claims against Escast.

        (b)  Class ESC-3:  General Unsecured Claims

     Class ESC-3 consists of all General Unsecured Claims against Escast.

        (c)  Class ESC-4:  Convenience Claims

     Class ESC-4 consists of all Convenience Claims against Escast.

        (d)  Class ESC-5:  PBGC Claims

     Class ESC-5 consists of all PBGC Claims against Escast.

        (e)  Class ESC-6:  Intercompany Claims

     Class ESC-6 consists of all Intercompany Claims against Escast.

     3. UNIMPAIRED CLASS OF INTERESTS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class ESC-7:  Old Common Stock Interests

     Class ESC-7 consists of all Interests directly or indirectly arising from or under, or relating in any way to, the Old Common Stock of Escast.

F.   CLAIMS AGAINST AND INTERESTS IN WASHINGTON

     1. UNIMPAIRED CLASS OF CLAIMS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class WMC-1:  Other Priority Claims

     Class WMC-1 consists of all Other Priority Claims against Washington.

     2. IMPAIRED CLASSES OF CLAIM (CLASSES WMC-2 THROUGH WMC-3 ARE ENTITLED TO VOTE ON THIS PLAN; CLASS WMC-6 IS DEEMED TO HAVE REJECTED THIS PLAN AND, THEREFORE, IS NOT ENTITLED TO VOTE)

        (a)  Class WMC-2:  Secured Claims

     Class WMC-2 consists of separate subclasses for each Secured Claim secured by a Lien upon property in which Washington's Estate has an interest. Each subclass is deemed to be a separate Class for all purposes under the Bankruptcy Code.

                i.  Class WMC-2.01:  TSB Secured Claims

     Class WMC-2.01 consists of all Claims against Washington secured by the TSB Collateral, directly or indirectly arising from or under, or relating in any way to, the TSB Lease, to the extent of the value (if any) of the TSB Collateral. Notwithstanding anything to the contrary contained in this Plan, the TSB Secured Claims shall be deemed Allowed Class WMC-2.01 Claims for all purposes under this Plan or the Confirmation Order in the aggregate amount of (A) $105,937 MINUS (B) the sum of all adequate protection payments made to TSB prior to the Effective Date pursuant to the TSB Stipulation.

                ii.  Class WMC-2.02:  Other Secured Claims

     Class WMC-2.02 consists of all Other Secured Claims against Washington.

        (b)  Class WMC-3:  General Unsecured Claims

     Class WMC-3 consists of all General Unsecured Claims against Washington.

        (c)  Class WMC-4:  Convenience Claims

     Class WMC-4 consists of all Convenience Claims against Washington.

        (d)  Class WMC-5:  PBGC Claims

     Class WMC-5 consists of all PBGC Claims against Washington.

        (e)  Class WMC-6:  Intercompany Claims

     Class WMC-6 consists of all Intercompany Claims against Washington.

     3. UNIMPAIRED CLASS OF INTERESTS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class WMC-7:  Old Common Stock Interests

     Class WMC-7 consists of all Interests directly or indirectly arising from or under, or relating in any way to, the Old Common Stock of Washington.

G.   CLAIMS AGAINST AND INTERESTS IN AST

     1. UNIMPAIRED CLASS OF CLAIMS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class AST-1:  Other Priority Claims

     Class AST-1 consists of all Other Priority Claims against AST.

     2. IMPAIRED CLASSES OF CLAIMS (CLASSES AST-2 THROUGH AST-4 ARE ENTITLED TO VOTE ON THIS PLAN; CLASS AST-6 IS DEEMED TO HAVE REJECTED THIS PLAN AND, THEREFORE, IS NOT ENTITLED TO VOTE)

        (a)  Class AST-2:  Secured Claims

     Class AST-2 consists of separate subclasses for each Secured Claim secured by a Lien upon property in which AST's Estate has an interest. Each subclass is deemed to be a separate Class for all purposes under the Bankruptcy Code.

                i.  Class AST-2.01:  GECPF Secured Claims

     Class AST-2.01 consists of all Claims against AST secured by the GECPF Collateral, directly or indirectly arising from or under, or relating in any way to, the GECPF Note, to the extent of the value (if any) of the GECPF Collateral. Notwithstanding anything to the contrary contained in this Plan, the GECPF Secured Claims shall be deemed Allowed Class AST-2.01 Claims for all purposes under this Plan or the Confirmation Order in the aggregate amount of
$1,164,271.41; PROVIDED, HOWEVER, that upon the occurrence of an event of default as described in paragraphs 4 and 5 of the GECPF Stipulation, the allowed amount of the GECPF Secured Claims shall be adjusted to include all unpaid interest, fees and costs accruing from and after April 1, 2003 through and including the date of such event of default.

                ii.  Class AST-2.02:  PIDA Secured Claims

     Class AST-2.02 consists of all Claims against AST secured by the PIDA Collateral, directly or indirectly arising from or under, or relating in any way to, the PIDA Note, to the extent of the value (if any) of the PIDA Collateral.

                iii.  Class AST-2.03:  Other Secured Claims

     Class AST-2.03 consists of all Other Secured Claims against AST.

        (b)  Class AST-3:  General Unsecured Claims

     Class AST-3 consists of all General Unsecured Claims against AST.

        (c)  Class AST-4:  Convenience Claims

     Class AST-4 consists of all Convenience Claims against AST.

        (d)  Class AST-5:  PBGC Claims

     Class AST-5 consists of all PBGC Claims against AST.

        (e)  Class AST-6:  Intercompany Claims

     Class AST-6 consists of all Intercompany Claims against AST.

     3. UNIMPAIRED CLASS OF INTERESTS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class AST-7:  Old Common Stock Interests

     Class AST-7 consists of all Interests directly or indirectly arising from or under, or relating in any way to, the Old Common Stock of AST.

H.   CLAIMS AGAINST AND INTERESTS IN HOLDINGS

     1. UNIMPAIRED CLASS OF CLAIMS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class FHI-1:  Other Priority Claims

     Class FHI-1 consists of all Other Priority Claims against Holdings.

     2. IMPAIRED CLASSES OF CLAIMS (CLASSES FHI-2 THROUGH FHI-4 ARE ENTITLED TO VOTE ON THIS PLAN; CLASS FHI-6 IS DEEMED TO HAVE REJECTED THIS PLAN AND, THEREFORE, ARE NOT ENTITLED TO VOTE)

        (a)  Class FHI-2:  Other Secured Claims

     Class FHI-2 consists of all Other Secured Claims against Holdings.

        (b)  Class FHI-3:  General Unsecured Claims

     Class FHI-3 consists of all General Unsecured Claims against Holdings.

        (c)  Class FHI-4:  Convenience Claims

     Class FHI-4 consists of all Convenience Claims against Holdings.

        (d)  Class FHI-5:  PBGC Claims

     Class FHI-5 consists of all PBGC Claims against Holdings.

        (e)  Class FHI-6:  Intercompany Claims

     Class FHI-6 consists of all Intercompany Claims against Holdings.

     3. UNIMPAIRED CLASS OF INTERESTS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class FHI-7:  Old Common Stock Interests

     Class FHI-7 consists of all Interests directly or indirectly arising from or under, or relating in any way to, the Old Common Stock of Holdings.

I.   CLAIMS AGAINST AND INTERESTS IN PHOENIX

     1. UNIMPAIRED CLASS OF CLAIMS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class PAC-1:  Other Priority Claims

     Class PAC-1 consists of all Other Priority Claims against Phoenix.

     2. IMPAIRED CLASSES OF CLAIMS (CLASSES PAC-2 THROUGH PAC-4 ARE ENTITLED TO VOTE ON THIS PLAN; CLASS PAC-6 IS DEEMED TO HAVE REJECTED THIS PLAN AND, THEREFORE, IS NOT ENTITLED TO VOTE)

        (a)  Class PAC-2:  Other Secured Claims

     Class PAC-2 consists of all Other Secured Claims against Phoenix.

        (b)  Class PAC-3:  General Unsecured Claims

     Class PAC-3 consists of all General Unsecured Claims against Phoenix.

        (c)  Class PAC-4:  Convenience Claims

     Class PAC-4 consists of all Convenience Claims against Phoenix.

        (d)  Class PAC-5:  PBGC Claims

     Class PAC-5 consists of all PBGC Claims against Phoenix.

        (e)  Class PAC-6:  Intercompany Claims

     Class PAC-6 consists of all Intercompany Claims against Phoenix.

     3. UNIMPAIRED CLASS OF INTERESTS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class PAC-7:  Old Common Stock Interests

     Class PAC-7 consists of all Interests directly or indirectly arising from or under, or relating in any way to, the Old Common Stock of Phoenix.

J.   CLAIMS AGAINST AND INTERESTS IN CTC

     1. UNIMPAIRED CLASS OF CLAIMS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class CTC-1:  Other Priority Claims

     Class CTC-1 consists of all Other Priority Claims against CTC.

     2. IMPAIRED CLASSES OF CLAIMS (CLASSES CTC-2 THROUGH CTC-4 ARE ENTITLED TO VOTE ON THIS PLAN; CLASS CTC-6 IS DEEMED TO HAVE REJECTED THIS PLAN AND, THEREFORE, IS NOT ENTITLED TO VOTE)

        (a)  Class CTC-2:  Other Secured Claims

     Class CTC-2 consists of all Other Secured Claims against CTC.

        (b)  Class CTC-3:  General Unsecured Claims

     Class CTC-3 consists of all General Unsecured Claims against CTC.

        (c)  Class CTC-4:  Convenience Claims

     Class CTC-4 consists of all Convenience Claims against CTC.

        (d)  Class CTC-5:  PBGC Claims

     Class CTC-5 consists of all PBGC Claims against CTC.

        (e)  Class CTC-6:  Intercompany Claims

     Class CTC-6 consists of all Intercompany Claims against CTC.

     3. UNIMPAIRED CLASS OF INTERESTS (DEEMED TO HAVE ACCEPTED THIS PLAN AND, THEREFORE, NOT ENTITLED TO VOTE)

              Class CTC-7:  Old Common Stock Interests

     Class CTC-7 consists of all Interests directly or indirectly arising from or under, or relating in any way to, the Old Common Stock of CTC.

                                  ARTICLE III

                        TREATMENT OF CLAIMS AND INTERESTS

A.   UNCLASSIFIED CLAIMS

     1. DIP FACILITY CLAIMS

     On, or as soon as reasonably practicable after, the Effective Date or the date such DIP Facility Claim becomes payable pursuant to any agreement between the Debtors and Congress, Congress shall receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed DIP Facility Claim (a) (i) cash equal to the unpaid portion of such Allowed DIP Facility Claim and (ii) termination of and/or substitution for any then-outstanding letter of credit issued by Congress under the DIP Facility, or
(b) such other treatment as to which the Debtors and Congress shall have agreed upon in writing.

     2. ADMINISTRATIVE CLAIMS

        (a)  General

     Except as otherwise provided for herein, and subject to the requirements of sub-paragraph (b) hereof, on, or as soon as reasonably practicable after the latest of (i) the Effective Date, (ii) the date that is five (5) Business Days after the date such Administrative Claim becomes an Allowed Administrative Claim, or (iii) the date that is five (5) Business Days after the date such Administrative Claim becomes payable pursuant to any agreement between a Debtor and the Holder of such Administrative Claim, each Holder of an Allowed Administrative Claim shall, receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Administrative Claim, Cash equal to the unpaid portion of such Allowed Administrative Claim; PROVIDED, HOWEVER, that postpetition liabilities incurred by Fansteel in the ordinary course of business with respect to the Transferred Assets including, but not limited to, trade vendor, employee wage and benefit, and state and local property, sales, and use taxes, shall be paid by the Purchaser in the ordinary course of business; PROVIDED FURTHER, HOWEVER, that Allowed Administrative Claims incurred by the Debtors or Reorganized Debtors after the Confirmation Date but prior to the Effective Date shall not be subject to application and may be paid by the Debtors or Reorganized Debtors, as the case may be, in the ordinary course of business and without further Bankruptcy Court approval; and PROVIDED, FURTHER, that on the Effective Date, Reorganized Wellman shall assume liability for all funding obligations arising under the Wellman AOC.

     Notwithstanding any other provision in this Plan regarding the payment of Administrative Claims, the Confirmation Order shall establish an Administrative Claims Bar Date for filing Administrative Claims (other than Professional Fee Claims and claims for reimbursement of the expenses of the members of the Creditors' Committee), which date shall be 45 days after the Confirmation Date. Holders of asserted Administrative Claims, except for Professional Fee Claims, United States Trustee fees, or the expenses of the members of the Creditors' Committee whose claims were not paid prior to the Confirmation Date, shall submit requests for payment of administrative expenses on or before such Administrative Claims Bar Date or forever be barred from doing so. The notice of entry of the Confirmation Order to be delivered pursuant to Fed. R. Bankr. P. 3020(c) and 2002(f) shall set forth such date and constitute notice of the Administrative Claims Bar Date. The Debtors or the Reorganized Debtors (after consultation with the Plan Committee), as the case may be, shall have 45 days (or such longer period as may be allowed by order of the Bankruptcy Court) following the Administrative Claims Bar Date to review and object to such Administrative Claims before a hearing for determination of allowance of such Administrative Claims.

        (b)  Professional Fee Claims

     On, or as soon as reasonably practicable after, the later of (i) the Effective Date or (ii) the date that is five (5) Business Days after any order allowing such Professional Fee Claim becomes a Final Order, each Holder of an Allowed Professional Fee Claim shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Professional Fee
Claim, (i) Cash equal to the unpaid portion of such Allowed Professional Fee Claim or (ii) such other treatment as to which the applicable Debtor and such Holder shall have agreed on in writing.

     All final requests for compensation or reimbursement of Professional Fees pursuant to sections 327, 328, 330, 331, 503(b), or 1103 of the Bankruptcy Code for services rendered to the Debtors or the Creditors' Committee prior to the Effective Date (including requests under section 503(b)(4) of the Bankruptcy Code by any Professional or other Entity for making a substantial contribution in the Chapter 11 Cases) shall be filed and served so as to be received by the Reorganized Debtors and their counsel no later than 45 days after the Effective Date, unless otherwise ordered by the Bankruptcy Court. Objections to applications of such Professionals or other Entities for compensation or reimbursement of expenses shall be filed and served on the Reorganized Debtors and their counsel and the requesting Professional or other Entity no later than 30 days (or such longer period as may be allowed by order of the Bankruptcy Court) after the date on which the applicable application for compensation or reimbursement was served. Holders of Professional Fee Claims that do not file such requests by the applicable bar date shall be forever barred from asserting such claims against the Debtors, the Reorganized Debtors, or their successors, assigns or property.

     3. PRIORITY TAX CLAIMS

     Each Holder of an Allowed Priority Tax Claim shall receive, at the sole discretion of the applicable Debtor, and in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Priority Tax Claim,
(i) Cash equal to the unpaid portion of such Allowed Priority Tax Claim, (ii) as provided in section 1129(a)(9)(C) of the Bankruptcy Code, Cash payments made in equal annual installments beginning on or before the first anniversary following the Effective Date, with the final installment payable not later than the sixth
(6th) anniversary of the date of the assessment of such Allowed Priority Tax Claim, together with interest (payable in arrears) on the unpaid portion thereof at the Tax Rate from the Effective Date through the date of payment thereof, or
(iii) such other treatment as to which the applicable Debtor and such Holder shall have agreed on in writing; PROVIDED, HOWEVER, that the Debtors reserve the right to pay any Allowed Priority Tax Claim, or any remaining balance of any Allowed Priority Tax Claim, in full at any time on or after the Distribution Date without premium or penalty; and PROVIDED FURTHER, that no Holder of an Allowed Priority Tax Claim shall be entitled to any payments on account of any pre-Effective Date interest accrued on or penalty arising after the Petition Date with respect to or in connection with such Allowed Priority Tax Claim.

     4. MUSKOGEE FACILITY ENVIRONMENTAL CLAIMS/OBLIGATIONS

     On and after the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for all Environmental Claims against, and/or Environmental Obligations of, Fansteel that directly or indirectly arise from or in connection with, or relate in any way to, the Muskogee Facility, Reorganized Fansteel shall provide (a) the treatment described in Article IV.E.4 of this Plan or (b) such other treatment as to which Fansteel or Reorganized Fansteel and the beneficiaries of such treatment shall have agreed upon in writing.

     5. NORTH CHICAGO FACILITY ENVIRONMENTAL CLAIMS/OBLIGATIONS

     On and after the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for all Environmental Claims against, and/or Environmental Obligations of, Fansteel that directly or indirectly arise from or in connection with, or relate in any way to, the North Chicago Facility (other than the Class FAN-7 North Chicago Facility Unsecured Claims described in
Article III.B.2.d below), Reorganized Fansteel shall provide (a) the treatment described in Article IV.E.5 and XIII.C of this Plan pursuant to the North

Chicago Consent Decree or (b) such other treatment as to which Fansteel or Reorganized Fansteel and the beneficiaries of such treatment shall have agreed upon in writing.

     6. LEXINGTON FACILITY ENVIRONMENTAL CLAIMS/OBLIGATIONS

     On and after the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for all Environmental Claims against, and/or Environmental Obligations of, Fansteel that directly or indirectly arise from or in connection with, or relate in any way to, the Lexington Facility, Reorganized Fansteel shall provide (a) the treatment described in Article IV.E.6 of this Plan or (b) such other treatment as to which Fansteel or Reorganized Fansteel and the beneficiaries of such treatment shall have agreed upon in writing.

     7. WAUKEGAN FACILITY ENVIRONMENTAL CLAIMS/OBLIGATIONS

     On and after the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for all Environmental Claims against, and/or Environmental Obligations of, Fansteel that directly or indirectly arise from or in connection with, or relate in any way to, the Waukegan Facility, Reorganized Fansteel shall provide (a) the treatment described in Article IV.E.7 of this Plan or (b) such other treatment as to which Fansteel or Reorganized Fansteel and the beneficiaries of such treatment shall have agreed upon in writing.

B.   CLAIMS AGAINST AND INTERESTS IN FANSTEEL

     1. UNIMPAIRED CLASS OF CLAIMS

              Class FAN-1:  Other Priority Claims

     On, or as soon as reasonably practicable after, the later of (i) the Distribution Date or (ii) the date such Class FAN-1 Other Priority Claim becomes an Allowed Claim, each Holder of an Allowed Class FAN-1 Other Priority Claim shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, (a) Cash in an amount equal to the unpaid portion of such Allowed Class FAN-1 Other Priority Claim or (b) such other treatment as Fansteel and such Holder shall have agreed upon in writing. Any default with respect to any Allowed Class FAN-1 Other Priority Claim that occurred before or after the commencement of the Chapter 11 Cases shall be deemed cured upon the Effective Date.

     2. IMPAIRED CLASSES OF CLAIMS AND INTERESTS

        (a)  Class FAN-2:  Secured Claims

     Each Holder of a Class FAN-2 Secured Claim shall be treated as a separate class for purposes of implementing and consummating this Plan, and each Holder of an Allowed Class FAN-2 Secured Claim shall receive the treatment set forth below. To the extent, if any, that the value of the Collateral securing a Class FAN-2 Secured Claim is less than the total amount of such Claim, the difference shall be treated as a Class FAN-3 General Unsecured Claim. The Debtors
specifically reserve all rights to challenge the validity, nature, and perfection of, and to avoid pursuant to the provisions of the Bankruptcy Code and other applicable law, any purported Liens.

                i.  Class FAN-2.01:  Wells Fargo Secured Claims

     On the Distribution Date or as soon thereafter as practicable, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class FAN-2.01 Wells Fargo Secured Claim, the Holder of the Allowed Class FAN-2.01 Wells Fargo Secured Claim shall receive (a) upon abandonment by Fansteel, the Wells Fargo Collateral or (b) such other treatment as to which Fansteel or Reorganized Fansteel and such Holder shall have agreed upon in writing.

                ii.  Class FAN-2.02:  Other Secured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class FAN-2.02 Other Secured Claim becomes an Allowed Claim, or (iii) the date such Class FAN-2.02 Other Secured Claim becomes payable pursuant to any agreement between Fansteel and the Holder of such Class FAN-2.02 Other Secured Claim, each Holder of an Allowed Class FAN-2.02 Other Secured Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, shall, in the sole discretion of Fansteel, (v) receive deferred cash payments totaling at least the allowed amount of such Allowed Claim, of a value, as of the Effective Date, of at least the value of such Holder's interest in Fansteel's Estate's interest in the Collateral, (w) upon abandonment by Fansteel, receive the Collateral securing such Allowed Claim, (x) receive payments or liens amounting to the indubitable equivalent of the value of such Holder's interest in Fansteel's Estate's interest in the Collateral securing such Allowed Claim, (y) be
Reinstated, or (z) receive such other treatment as Fansteel and such Holder shall have agreed upon in writing. Any Class FAN-2.02 Other Secured Claim that is based on Fansteel's non-payment of taxes that, under applicable non-bankruptcy law, are due and owing as of the Effective Date and not payable as of the Effective Date without the relevant taxing authority being entitled, under such applicable non-bankruptcy law, to penalties or interest, shall be treated under clause (y) of subsection (a) above, and shall be entitled receive payments of accrued interest with respect to such Claim through the Effective Date at the Tax Rate.

        (b)  Class FAN-3:  General Unsecured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class FAN-3 General Unsecured Claim becomes an Allowed Claim or (iii) the date such Class FAN-3 General Unsecured Claim becomes payable pursuant to any agreement between Fansteel and the Holder of such Class FAN-3 General Unsecured Claim, each Holder of an Allowed Class FAN-3 General Unsecured Claim shall receive, subject only to the distributions to be made pursuant to the settlements described in Articles XIII.B through D of this Plan, and in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, its Pro Rata share of (a) the Available General Unsecured Cash, (b) 55% of the New Fansteel Common Stock, subject to dilution of up to 5% by the issuance of New Fansteel Common Stock pursuant to the Reorganized Fansteel Stock Option Plan, and (c) 70% of the Avoidance Action Cash.

        (c)  Class FAN-4:  Convenience Claims

                i.  Distributions

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class FAN-4 Convenience Claim becomes an Allowed Claim or (iii) the date such Class FAN-4 Convenience Claim becomes payable pursuant to any agreement between the Debtors and the Holder of such Class FAN-4 Convenience Claim, each Holder of an Allowed Class FAN-4 Convenience Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, Cash equal to 60% of the Face Amount of such Allowed Claim.

                ii.  Election to be Treated as Convenience Claim

     By checking the appropriate box on a timely cast Ballot, the Holder of an Allowed Class FAN-3 General Unsecured Claim in an amount greater than $1,500 may elect to reduce the amount of such Holder's Allowed Claim to $1,500 and to receive treatment as an Allowed Class FAN-4 Convenience Claim in the amount of $1,500, as described in subparagraph (i) above. Such an election shall constitute a waiver of the right to collect, and a release of, the amount of the Allowed Class FAN-3 General Unsecured Claim in excess of $1,500, and the Holder of such Allowed Class FAN-4 Convenience Claim shall be deemed to have released the Debtors, their Estates, the Reorganized Debtors, and their property from any and all liability for such excess amount. The Holder of an Allowed Class FAN-3 General Unsecured Claim that timely elects to reduce the amount of its Allowed Claim shall be deemed to be the Holder of an Allowed Class FAN-4 Convenience Claim for classification, voting, and all other purposes under this Plan.

        (d)  Class FAN-5:  PBGC Claims

     On the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class FAN-5 PBGC Claims, the Holders of Allowed Class FAN-5 PBGC Claims shall receive (a) the treatment described in Article XIII.B of this Plan pursuant to the PBGC Agreement or (b) such other treatment as to which the Debtors or Reorganized Debtors and such Holders shall have agreed upon in writing.

        (e)  Class FAN-6: EPA CERCLA PRP Claims

     On the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class FAN-6 EPA CERCLA PRP Claims, the Holders of Allowed Class FAN-6 EPA CERCLA PRP Claims shall receive (a) the treatment described in Article XIII.D of this Plan pursuant to the EPA CERCLA PRP Settlement Agreement or (b) such other treatment as to which Fansteel or Reorganized Fansteel and such Holders shall have agreed upon in writing.

        (f)  Class FAN-7:   North    Chicago    Facility    General    Unsecured
Environmental Claims

     On the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class FAN-7 North Chicago Facility General Unsecured Environmental Claims, the Holders of Allowed Class FAN-7 North Chicago Facility General Unsecured Environmental Claims shall receive (a) the treatment described in clause (C) of the second sentence of Article XIII.C of this Plan pursuant to the North Chicago Consent Decree or (b) such other treatment as to which Fansteel or Reorganized Fansteel and such Holders shall have agreed upon in writing.

        (g)  Class FAN-8:  Intercompany Claims

     On the Effective Date, the Class FAN-8 Intercompany Claims shall be cancelled, waived, or contributed to capital and the Holders thereof shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Claims.

        (h)  Class FAN-9:  Old Common Stock Interests

     On the Distribution Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class FAN-9 Old Common Stock Interest, each Holder of an Allowed Class FAN-9 Old Common Stock Interest shall receive its Pro Rata share of 25% of the New Fansteel Common Stock, subject to dilution of up to 5% by the issuance of New Fansteel Common Stock pursuant to the Reorganized Fansteel Stock Option Plan.

C.   CLAIMS AGAINST AND INTERESTS IN WELLMAN

     1. UNIMPAIRED CLASS OF CLAIMS

              Class WDC-1:  Other Priority Claims

     On, or as soon as reasonably practicable after, the later of (i) the Distribution Date or (ii) the date such Class WDC-1 Other Priority Claim becomes an Allowed Claim, each Holder of an Allowed Class WDC-1 Other Priority Claim shall receive from Reorganized Wellman, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, (a) Cash in an amount equal to the unpaid portion of such Allowed Claim or (b) such other treatment as Wellman and such Holder shall have agreed upon in writing; PROVIDED, HOWEVER, that Allowed Class WDC-1 Other Priority Claims with respect to liabilities incurred by Wellman in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto. Any default with respect to any Allowed Class WDC-1 Other Priority Claim that occurred before or after the commencement of the Chapter 11 Cases shall be deemed cured upon the Effective Date.

     2. IMPAIRED CLASSES OF CLAIMS AND INTERESTS

        (a)  Class WDC-2:  Other Secured Claims

     Each Holder of a Class WDC-2 Secured Claim shall be treated as a separate class for purposes of implementing and consummating this Plan, and each Holder of an Allowed Class WDC-2 Secured Claim shall receive the treatment set forth below. To the extent, if any, that the value of the Collateral securing a Class WDC-2 Secured Claim is less than the total amount of such Claim, the difference shall be treated as a Class WDC-3 General Unsecured Claim. The Debtors
specifically reserve all rights to challenge the validity, nature, and perfection of, and to avoid pursuant to the provisions of the Bankruptcy Code and other applicable law, any purported Liens.

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class WDC-2 Other Secured Claim becomes an Allowed Claim, or (iii) the date such Class WDC-2 Other Secured Claim becomes payable pursuant to any agreement between Wellman and the Holder of such Class WDC-2 Other Secured Claim, each Holder of an Allowed Class WDC-2 Other Secured Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, shall, in the sole discretion of Wellman, (v) receive deferred cash payments totaling at least the allowed amount of such Allowed Claim, of a value, as of the Effective Date, of at least the value of such Holder's interest in Wellman's Estate's interest in the Collateral, (w) upon abandonment by Wellman, receive the Collateral securing such Allowed Claim,
(x) receive payments or liens amounting to the indubitable equivalent of the value of such Holder's interest in Wellman's Estate's interest in the Collateral securing such Allowed Claim, (y) be Reinstated, or (z) receive such other treatment as Wellman and such Holder shall have agreed upon in writing. Any Class WDC-2 Other Secured Claim that is based on Wellman's non-payment of taxes that, under applicable non-bankruptcy law, are due and owing as of the Effective Date and not payable as of the Effective Date without the relevant taxing authority being entitled, under such applicable non-bankruptcy law, to penalties or interest, shall be treated under clause (y) of subsection (a) above, and shall be entitled receive payments of accrued interest with respect to such Claim through the Effective Date at the Tax Rate.

        (b)  Class WDC-3:  General Unsecured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class WDC-3 General Unsecured Claim becomes an Allowed Claim or (iii) the date such Class WDC-3 General Unsecured Claim becomes payable pursuant to any agreement between Wellman and the Holder of such Class WDC-3 General Unsecured Claim, each Holder of an Allowed Class WDC-3 General Unsecured Claim shall receive, subject only to the distributions to be made pursuant to the settlements described in Articles XIII.B through D of this Plan, and in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, its Pro Rata share of (a) the Available General Unsecured Cash, (b) 55% of the New Fansteel Common Stock, subject to dilution of up to 5% by the issuance of New Fansteel Common Stock pursuant to the Reorganized Fansteel Stock Option Plan, and (c) 70% of the Avoidance Action Cash.

        (c)  Class WDC-4:  Convenience Claims

                i. Distributions

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class WDC-4 Convenience Claim becomes an Allowed Claim or (iii) the date such Class WDC-4 Convenience Claim becomes payable pursuant to any agreement between Wellman and the Holder of such Class WDC-4 Convenience Claim, each Holder of an Allowed Class WDC-4 Convenience Claim shall receive from Reorganized Wellman, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, Cash equal to 60% of the Face Amount of such Allowed Claim.

                ii.  Election to be Treated as Convenience Claim

     By checking the appropriate box on a timely cast Ballot, the Holder of an Allowed Class WDC-3 General Unsecured Claim in an amount greater than $1,500 may elect to reduce the amount of such Holder's Allowed Claim to $1,500 and to receive treatment as an Allowed Class WDC-4 Convenience Claim in the amount of $1,500, as described in subparagraph (i) above. Such an election shall constitute a waiver of the right to collect, and a release of, the amount of the Allowed Class WDC-3 General Unsecured Claim in excess of $1,500, and the Holder of such Allowed Class WDC-4 Convenience Claim shall be deemed to have released the Debtors, their Estates, the Reorganized Debtors, and their property from any and all liability for such excess amount. The Holder of an Allowed Class WDC-3 General Unsecured Claim that timely elects to reduce the amount of its Allowed Claim shall be deemed to be the Holder of an Allowed Class WDC-4 Convenience Claim for classification, voting, and all other purposes under this Plan.

        (d)  Class WDC-5:  PBGC Claims

     On the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class WDC-5 PBGC Claims, the Holders of Allowed Class WDC-5 PBGC Claims shall receive (a) the treatment described in Article XIII.B of this Plan pursuant to the PBGC Agreement or (b) such other treatment as to which the Debtors or Reorganized Debtors and such Holders shall have agreed upon in writing.

        (e)  Class WDC-6:  Intercompany Claims

     On the Effective Date, the Class WDC-6 Intercompany Claims shall be cancelled, waived, or contributed to capital and the Holders thereof shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Claims.

     3. UNIMPAIRED CLASS OF INTERESTS

              Class WDC-7:  Old Common Stock Interests

     On the Effective Date, the Class WDC-7 Old Common Stock Interests shall be Reinstated.

D.   CLAIMS AGAINST AND INTERESTS IN ESCAST

     1. UNIMPAIRED CLASS OF CLAIMS

              Class ESC-1:  Other Priority Claims

     On, or as soon as reasonably practicable after, the later of (i) the Distribution Date or (ii) the date such Class ESC-1 Other Priority Claim becomes an Allowed Claim, each Holder of an Allowed Class ESC-1 Other Priority Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, (a) Cash in an amount equal to the unpaid portion of such Allowed Claim or (b) such other treatment as Escast and such Holder shall have agreed upon in writing; PROVIDED, HOWEVER, that Allowed Class ESC-1 Other Priority Claims with respect to liabilities incurred by Escast in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto. Any default with respect to any Allowed Class ESC-1 Other Priority Claim that occurred before or after the commencement of the Chapter 11 Cases shall be deemed cured upon the Effective Date.

     2. IMPAIRED CLASSES OF CLAIMS

        (a)  Class ESC-2:  Other Secured Claims

     Each Holder of a Class ESC-2 Secured Claim shall be treated as a separate class for purposes of implementing and consummating this Plan, and each Holder of an Allowed Class ESC-2 Secured Claim shall receive the treatment set forth below. To the extent, if any, that the value of the Collateral securing a Class ESC-2 Secured Claim is less than the total amount of such Claim, the difference shall be treated as a Class ESC-3 General Unsecured Claim. The Debtors
specifically reserve all rights to challenge the validity, nature, and perfection of, and to avoid pursuant to the provisions of the Bankruptcy Code and other applicable law, any purported Liens.

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class ESC-2 Other Secured Claim becomes an Allowed Claim, or (iii) the date such Class ESC-2 Other Secured Claim becomes payable pursuant to any agreement between Escast and the Holder of such Class ESC-2 Other Secured Claim, each Holder of an Allowed Class ESC-2 Other Secured Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, shall, in the sole discretion of Escast, (v) receive deferred cash payments totaling at least the allowed amount of such Allowed Claim, of a value, as of the Effective Date, of at least the value of such Holder's interest in Escast's Estate's interest in the Collateral, (w) upon abandonment by Escast, receive the Collateral securing such Allowed Claim, (x) receive payments or liens amounting to the indubitable equivalent of the value of such Holder's interest in Escast's Estate's interest in the Collateral securing such Allowed Claim, (y) be Reinstated, or (z) receive such other treatment as Escast and such Holder shall have agreed upon in writing. Any Class ESC-2 Other Secured Claim that is based on Escast's non-payment of taxes that, under applicable non-bankruptcy law, are due and owing as of the Effective Date and not payable as of the Effective Date without the relevant taxing authority being entitled, under such applicable non-bankruptcy law, to penalties or interest, shall be treated under clause (y) of subsection (a) above, and shall be entitled receive payments of accrued interest with respect to such Claim through the Effective Date at the Tax Rate.

        (b)  Class ESC-3:  General Unsecured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class ESC-3 General Unsecured Claim becomes an Allowed Claim or (iii) the date such Class ESC-3 General Unsecured Claim becomes payable pursuant to any agreement between Escast and the Holder of such Class ESC-3 General Unsecured Claim, each Holder of an Allowed Class ESC-3 General Unsecured Claim shall receive, subject only to the distributions to be made pursuant to the settlements described in Articles XIII.B through D of this Plan, and in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, its Pro Rata share of (a) the Available General Unsecured Cash, (b) 55% of the New Fansteel Common Stock, subject to dilution of up to 5% by the issuance of New Fansteel Common Stock pursuant to the Reorganized Fansteel Stock Option Plan, and (c) 70% of the Avoidance Action Cash.

        (c)  Class ESC-4:  Convenience Claims

                i.  Distributions

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class ESC-4 Convenience Claim becomes an Allowed Claim or (iii) the date such Class ESC-4 Convenience Claim becomes payable pursuant to any agreement between Escast and the Holder of such Class ESC-4 Convenience Claim, each Holder of an Allowed Class ESC-4 Convenience Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, Cash equal to 60% of the Face Amount of such Allowed Claim.

                ii.  Election to be Treated as Convenience Claim

     By checking the appropriate box on a timely cast Ballot, the Holder of an Allowed Class ESC-3 General Unsecured Claim in an amount greater than $1,500 may elect to reduce the amount of such Holder's Allowed Claim to $1,500 and to receive treatment as an Allowed Class ESC-4 Convenience Claim in the amount of $1,500, as described in subparagraph (i) above. Such an election shall constitute a waiver of the right to collect, and a release of, the amount of the Allowed Class ESC-3 General Unsecured Claim in excess of $1,500, and the Holder of such Allowed Class ESC-4 Convenience Claim shall be deemed to have released the Debtors, their Estates, the Reorganized Debtors, and their property from any and all liability for such excess amount. The Holder of an Allowed Class ESC-3 General Unsecured Claim that timely elects to reduce the amount of its Allowed Claim shall be deemed to be the Holder of an Allowed Class ESC-4 Convenience Claim for classification, voting, and all other purposes under this Plan.

        (d)  Class ESC-5:  PBGC Claims

     On the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class ESC-5 PBGC Claims, the Holders of Allowed Class ESC-5 PBGC Claims shall receive (a) the treatment described in Article XIII.B of this Plan pursuant to the PBGC Agreement or (b) such other treatment as to which the Debtors or Reorganized Debtors and such Holders shall have agreed upon in writing.

        (e)  Class ESC-6:  Intercompany Claims

     On the Effective Date, the Class ESC-6 Intercompany Claims shall be cancelled, waived, or contributed to capital and the Holders thereof shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Claims.

     3. UNIMPAIRED CLASS OF INTERESTS

              Class ESC-7:  Old Common Stock Interests

     On the Effective Date, the Class ESC-7 Old Common Stock Interests shall be Reinstated.

E.      CLAIMS AGAINST AND INTERESTS IN WASHINGTON

        1. UNIMPAIRED CLASS OF CLAIMS

              Class WMC-1:  Other Priority Claims

     On, or as soon as reasonably practicable after, the later of (i) the Distribution Date or (ii) the date such Class WMC-1 Other Priority Claim becomes an Allowed Claim, each Holder of an Allowed Class WMC-1 Other Priority Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, (a) Cash in an amount equal to the unpaid portion of such Allowed Claim or (b) such other treatment as Washington and such Holder shall have agreed upon in writing; PROVIDED, HOWEVER, that Allowed Class WMC-1 Other Priority Claims with respect to liabilities incurred by Washington in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto. Any default with respect to any Allowed Class WMC-1 Other Priority Claim that occurred before or after the commencement of the Chapter 11 Cases shall be deemed cured upon the Effective Date.

     2. IMPAIRED CLASSES OF CLAIMS

        (a)  Class WMC-2:  Secured Claims

     Each Holder of a Class WMC-2 Secured Claim shall be treated as a separate class for purposes of implementing and consummating this Plan, and each Holder of an Allowed Class WMC-2 Secured Claim shall receive the treatment set forth below. To the extent, if any, that the value of the Collateral securing a Class WMC-2 Secured Claim is less than the total amount of such Claim, the difference shall be treated as a Class WMC-3 General Unsecured Claim. The Debtors
specifically reserve all rights to challenge the validity, nature, and perfection of, and to avoid pursuant to the provisions of the Bankruptcy Code and other applicable law, any purported Liens.

                i.  Class WMC-2.01:  TSB Secured Claims

     On the Distribution Date or as soon thereafter as practicable, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class WMC-2.01 TSB Secured Claim, the Holder of the Allowed Class WMC-2.01 TSB Secured Claim shall receive (a) Cash in an amount equal to the amount of the Allowed Class WMC-2.01 TSB Secured Claim in accordance with the terms of the TSB Stipulation, or (b) such other treatment as to which Washington or Reorganized Washington and such Holder shall have agreed upon in writing.

                ii.  Class WMC-2.02:  Other Secured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class WMC-2.02 Other Secured Claim becomes an Allowed Claim, or (iii) the date such Class WMC-2.02 Other Secured Claim becomes payable pursuant to any agreement between Washington and the Holder of such Class WMC-2.02 Other Secured Claim, each Holder of an Allowed Class WMC-2.02 Other Secured Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, shall, in the sole discretion of Washington, (v) receive deferred cash payments totaling at least the allowed amount of such Allowed Claim, of a value, as of the Effective Date, of at least the value of such Holder's interest in Washington's Estate's interest in the Collateral, (w) upon abandonment by Washington, receive the Collateral securing such Allowed Claim, (x) receive payments or liens amounting to the indubitable equivalent of the value of such Holder's interest in Washington's Estate's interest in the Collateral securing such Allowed Claim,
(y) be Reinstated, or (z) receive such other treatment as Washington and such Holder shall have agreed upon in writing. Any Class WMC-2.02 Other Secured Claim that is based on Washington's non-payment of taxes that, under applicable non-bankruptcy law, are due and owing as of the Effective Date and not payable as of the Effective Date without the relevant taxing authority being entitled, under such applicable non-bankruptcy law, to penalties or interest, shall be treated under clause (y) of subsection (a) above, and shall be entitled receive payments of accrued interest with respect to such Claim through the Effective Date at the Tax Rate.

        (b)  Class WMC-3:  General Unsecured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class WMC-3 General Unsecured Claim becomes an Allowed Claim or (iii) the date such Class WMC-3 General Unsecured Claim becomes payable pursuant to any agreement between Washington and the Holder of such Class WMC-3 General Unsecured Claim, each Holder of an Allowed Class WMC-3 General Unsecured Claim shall receive, subject only to the distributions to be made pursuant to the settlements described in Articles XIII.B through D of this Plan, and in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, its Pro Rata share of
(a) the Available General Unsecured Cash, (b) 55% of the New Fansteel Common Stock, subject to dilution of up to 5% by the issuance of New Fansteel Common Stock pursuant to the Reorganized Fansteel Stock Option Plan, and (c) 70% of the Avoidance Action Cash.

        (c) Class WMC-4: Convenience Claims

                i.  Distributions

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class WMC-4 Convenience Claim becomes an Allowed Claim or (iii) the date such Class WMC-4 Convenience Claim becomes payable pursuant to any agreement between Washington and the Holder of such Class WMC-4 Convenience Claim, each Holder of an Allowed Class WMC-4 Convenience Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, Cash equal to 60% of the Face Amount of such Allowed Claim.

                ii.  Election to be Treated as Convenience Claim

     By checking the appropriate box on a timely cast Ballot, the Holder of an Allowed Class WMC-3 General Unsecured Claim in an amount greater than $1,500 may elect to reduce the amount of such Holder's Allowed Claim to $1,500 and to receive treatment as an Allowed Class WMC-4 Convenience Claim in the amount of $1,500, as described in subparagraph (i) above. Such an election shall constitute a waiver of the right to collect, and a release of, the amount of the Allowed Class WMC-3 General Unsecured Claim in excess of $1,500, and the Holder of such Allowed Class WMC-4 Convenience Claim shall be deemed to have released the Debtors, their Estates, the Reorganized Debtors, and their property from any and all liability for such excess amount. The Holder of an Allowed Class WMC-3 General Unsecured Claim that timely elects to reduce the amount of its Allowed Claim shall be deemed to be the Holder of an Allowed Class WMC-4 Convenience Claim for classification, voting, and all other purposes under this Plan.

        (d)  Class WMC-5:  PBGC Claims

     On the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class WMC-5 PBGC Claims, the Holders of Allowed Class WMC-5 PBGC Claims shall receive (a) the treatment described in Article XIII.B of this Plan pursuant to the PBGC Agreement or (b) such other treatment as to which the Debtors or Reorganized Debtors and such Holders shall have agreed upon in writing.

        (e)  Class WMC-6:  Intercompany Claims

     On the Effective Date, the Class WMC-6 Intercompany Claims shall be cancelled, waived, or contributed to capital and the Holders thereof shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Claims.

     3. UNIMPAIRED CLASS OF INTERESTS

              Class WMC-7:  Old Common Stock Interests

     On the Effective Date, the Class WMC-7 Old Common Stock Interests shall be Reinstated.

F.   CLAIMS AGAINST AND INTERESTS IN AST

     1. UNIMPAIRED CLASS OF CLAIMS

              Class AST-1:  Other Priority Claims

     On, or as soon as reasonably practicable after, the later of (i) the Distribution Date or (ii) the date such Class AST-1 Other Priority Claim becomes an Allowed Claim, each Holder of an Allowed Class AST-1 Other Priority Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, (a) Cash in an amount equal to the unpaid portion of such Allowed Class Claim or (b) such other treatment as AST and such Holder shall have agreed upon in writing; PROVIDED, HOWEVER, that Allowed Class AST-1 Other Priority Claims with respect to liabilities incurred by AST in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto. Any default with respect to any Allowed Class AST-1 Other Priority Claim that occurred before or after the commencement of the Chapter 11 Cases shall be deemed cured upon the Effective Date.

     2. IMPAIRED CLASSES OF CLAIMS

              Class AST-2:  Secured Claims

     Each Holder of a Class AST-2 Secured Claim shall be treated as a separate class for purposes of implementing and consummating this Plan, and each Holder of an Allowed Class AST-2 Secured Claim shall receive the treatment set forth below. To the extent, if any, that the value of the Collateral securing a Class AST-2 Secured Claim is less than the total amount of such Claim, the difference shall be treated as a Class AST-3 General Unsecured Claim. The Debtors
specifically reserve all rights to challenge the validity, nature, and perfection of, and to avoid pursuant to the provisions of the Bankruptcy Code and other applicable law, any purported Liens.

                i.  Class AST-2.01:  GECPF Secured Claims

     The legal, equitable, and contractual rights to which the Allowed Class AST-2.01 GECPF Secured Claim entitles its Holder are unaltered by this Plan except that, on the Effective Date, (a) pursuant to the terms of the GECPF Stipulation, the existing amortization schedule with respect to the GECPF Secured Claim and AST's obligation under the GECPF Loan Agreement shall be adjusted to provide for equal monthly payments that permit complete amortization of the GECPF Secured Claim on or before May 1, 2008 at the interest rate set forth in the GECPF Loan Agreement and (b) upon completion of the merger of AST into Reorganized Fansteel, AST's obligations under the GECPF Loan Agreement shall become primary obligations of Reorganized Fansteel.

                ii.  Class AST-2.02:  PIDA Secured Claims

     The legal, equitable, and contractual rights to which the Allowed Class AST-2.02 PIDA Secured Claim entitles its Holder are unaltered by this Plan and such Allowed Class AST-2.02 PIDA Secured Claim shall be Reinstated on the Effective Date.

                iii.  Class AST-2.03:  Other Secured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class AST-2.03 Other Secured Claim becomes an Allowed Claim, or (iii) the date such Class AST-2.03 Other Secured Claim becomes payable pursuant to any agreement between AST and the Holder of such Class AST-2.03 Other Secured Claim, each Holder of an Allowed Class AST-2.03 Other Secured Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, shall, in the sole discretion of AST,
(v) receive deferred cash payments totaling at least the allowed amount of such Allowed Claim, of a value, as of the Effective Date, of at least the value of such Holder's interest in AST's Estate's interest in the Collateral, (w) upon abandonment by AST, receive the Collateral securing such Allowed Claim, (x) receive payments or liens amounting to the indubitable equivalent of the value of such Holder's interest in AST's Estate's interest in the Collateral securing such Allowed Claim, (y) be Reinstated, or (z) receive such other treatment as AST and such Holder shall have agreed upon in writing. Any Class AST-2.03 Other Secured Claim that is based on AST's non-payment of taxes that, under applicable non-bankruptcy law, are due and owing as of the Effective Date and not payable as of the Effective Date without the relevant taxing authority being entitled, under such applicable non-bankruptcy law, to penalties or interest, shall be treated under clause (y) of subsection (a) above, and shall be entitled receive payments of accrued interest with respect to such Claim through the Effective Date at the Tax Rate.

        (b)  Class AST-3:  General Unsecured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class AST-3 General Unsecured Claim becomes an Allowed Claim or (iii) the date such Class AST-3 General Unsecured Claim becomes payable pursuant to any agreement between AST and the Holder of such Class AST-3 General Unsecured Claim, each Holder of an Allowed Class AST-3 General Unsecured Claim shall receive, subject only to the distributions to be made pursuant to the settlements described in Articles XIII.B through D of this Plan, and in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, its Pro Rata share of (a) the Available General Unsecured Cash, (b) 55% of the New Fansteel Common Stock, subject to dilution of up to 5% by the issuance of New Fansteel Common Stock pursuant to the Reorganized Fansteel Stock Option Plan, and (c) 70% of the Avoidance Action Cash.

        (b)  Class AST-4:  Convenience Claims

                i.  Distributions

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class AST-4 Convenience Claim becomes an Allowed Claim or (iii) the date such Class AST-4 Convenience Claim becomes payable pursuant to any agreement between AST and the Holder of such Class AST-4 Convenience Claim, each Holder of an Allowed Class AST-4 Convenience Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, Cash equal to 60% of the Face Amount of such Allowed Claim.

                ii.  Election to be Treated as Convenience Claim

     By checking the appropriate box on a timely cast Ballot, the Holder of an Allowed Class AST-3 General Unsecured Claim in an amount greater than $1,500 may elect to reduce the amount of such Holder's Allowed Claim to $1,500 and to receive treatment as an Allowed Class AST-4 Convenience Claim in the amount of $1,500, as described in subparagraph (i) above. Such an election shall constitute a waiver of the right to collect, and a release of, the amount of the Allowed Class AST-3 General Unsecured Claim in excess of $1,500, and the Holder of such Allowed Class AST-4 Convenience Claim shall be deemed to have released the Debtors, their Estates, the Reorganized Debtors, and their property from any and all liability for such excess amount. The Holder of an Allowed Class AST-3 General Unsecured Claim that timely elects to reduce the amount of its Allowed Claim shall be deemed to be the Holder of an Allowed Class AST-4 Convenience Claim for classification, voting, and all other purposes under this Plan.

        (d)  Class AST-5:  PBGC Claims

     On the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class AST-5 PBGC Claims, the Holders of Allowed Class AST-5 PBGC Claims shall receive (a) the treatment described in Article XIII.B of this Plan pursuant to the PBGC Agreement or (b) such other treatment as to which the Debtors or Reorganized Debtors and such Holders shall have agreed upon in writing.

        (e)  Class AST-6:  Intercompany Claims

     On the Effective Date, the Class AST-6 Intercompany Claims shall be cancelled, waived, or contributed to capital and the Holders thereof shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Claims.

     3. UNIMPAIRED CLASS OF INTERESTS

              Class AST-7:  Old Common Stock Interests

     On the Effective Date, the Class AST-7 Old Common Stock Interests shall be Reinstated.

G.   CLAIMS AGAINST AND INTERESTS IN HOLDINGS

     1. UNIMPAIRED CLASS OF CLAIMS

              Class FHI-1:  Other Priority Claims

     On, or as soon as reasonably practicable after, the later of (i) the Distribution Date or (ii) the date such Class FHI-1 Other Priority Claim becomes an Allowed Claim, each Holder of an Allowed Class FHI-1 Other Priority Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, (a) Cash in an amount equal to the unpaid portion of such Allowed Claim or (b) such other treatment as Holdings and such Holder shall have agreed upon in writing; PROVIDED, HOWEVER, that Allowed Class FHI-1 Other Priority Claims with respect to liabilities incurred by Holdings in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto. Any default with respect to any Allowed Class FHI-1 Other Priority Claim that occurred before or after the commencement of the Chapter 11 Cases shall be deemed cured upon the Effective Date.

     2. IMPAIRED CLASSES OF CLAIMS

        (a)  Class FHI-2:  Other Secured Claims

     Each Holder of a Class FHI-2 Secured Claim shall be treated as a separate class for purposes of implementing and consummating this Plan, and each Holder of an Allowed Class FHI-2 Secured Claim shall receive the treatment set forth below. To the extent, if any, that the value of the Collateral securing a Class FHI-2 Secured Claim is less than the total amount of such Claim, the difference shall be treated as a Class FHI-3 General Unsecured Claim. The Debtors
specifically reserve all rights to challenge the validity, nature, and perfection of, and to avoid pursuant to the provisions of the Bankruptcy Code and other applicable law, any purported Liens.

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class FHI-2 Other Secured Claim becomes an Allowed Claim, or (iii) the date such Class FHI-2 Other Secured Claim becomes payable pursuant to any agreement between Holdings and the Holder of such Class FHI-2 Other Secured Claim, each Holder of an Allowed Class FHI-2 Other Secured Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, shall, in the sole discretion of Holdings, (v) receive deferred cash payments totaling at least the allowed amount of such Allowed Claim, of a value, as of the Effective Date, of at least the value of such Holder's interest in Holdings' Estate's interest in the Collateral, (w) upon abandonment by Holdings, receive the Collateral securing such Allowed Claim, (x) receive payments or liens amounting to the indubitable equivalent of the value of such Holder's interest in Holdings' Estate's interest in the Collateral securing such Allowed Claim, (y) be Reinstated, or (z) receive such other treatment as Holdings and such Holder shall have agreed upon in writing. Any Class FHI-2 Other Secured Claim that is based on Holdings' non-payment of taxes that, under applicable non-bankruptcy law, are due and owing as of the Effective Date and not payable as of the Effective Date without the relevant taxing authority being entitled, under such applicable non-bankruptcy law, to penalties or interest, shall be treated under clause (y) of subsection (a) above, and shall be entitled receive payments of accrued interest with respect to such Claim through the Effective Date at the Tax Rate.

        (b)  Class FHI-3:  General Unsecured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class FHI-3 General Unsecured Claim becomes an Allowed Claim or (iii) the date such Class FHI-3 General Unsecured Claim becomes payable pursuant to any agreement between Holdings and the Holder of such Class FHI-3 General Unsecured Claim, each Holder of an Allowed Class FHI-3 General Unsecured Claim shall receive, subject only to the distributions to be made pursuant to the settlements described in Articles XIII.B through D of this Plan, and in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, its Pro Rata share of (a) the Available General Unsecured Cash, (b) 55% of the New Fansteel Common Stock, subject to dilution of up to 5% by the issuance of New Fansteel Common Stock pursuant to the Reorganized Fansteel Stock Option Plan, and (c) 70% of the Avoidance Action Cash.

        (c)  Class FHI-4:  Convenience Claims

                i.  Distributions

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class FHI-4 Convenience Claim becomes an Allowed Claim or (iii) the date such Class FHI-4 Convenience Claim becomes payable pursuant to any agreement between Holdings and the Holder of such Class FHI-4 Convenience Claim, each Holder of an Allowed Class FHI-4 Convenience Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, Cash equal to 60% of the Face Amount of such Allowed Claim.

                ii.  Election to be Treated as Convenience Claim

     By checking the appropriate box on a timely cast Ballot, the Holder of an Allowed Class FHI-3 General Unsecured Claim in an amount greater than $1,500 may elect to reduce the amount of such Holder's Allowed Claim to $1,500 and to receive treatment as an Allowed Class FHI-4 Convenience Claim in the amount of $1,500, as described in subparagraph (i) above. Such an election shall constitute a waiver of the right to collect, and a release of, the amount of the Allowed Class FHI-3 General Unsecured Claim in excess of $1,500, and the Holder of such Allowed Class FHI-4 Convenience Claim shall be deemed to have released the Debtors, their Estates, the Reorganized Debtors, and their property from any and all liability for such excess amount. The Holder of an Allowed Class FHI-3 General Unsecured Claim that timely elects to reduce the amount of its Allowed Claim shall be deemed to be the Holder of an Allowed Class FHI-4 Convenience Claim for classification, voting, and all other purposes under this Plan.

        (d)  Class FHI-5:  PBGC Claims

     On the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class FHI-5 PBGC Claims, the Holders of Allowed Class FHI-5 PBGC Claims shall receive (a) the treatment described in Article XIII.B of this Plan pursuant to the PBGC Agreement or (b) such other treatment as to which the Debtors or Reorganized Debtors and such Holders shall have agreed upon in writing.

        (e)  Class FHI-6:  Intercompany Claims

     On the Effective Date, the Class FHI-6 Intercompany Claims shall be cancelled, waived, or contributed to capital and the Holders thereof shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Claims.

     3. UNIMPAIRED CLASS OF INTERESTS

              Class FHI-7:  Old Common Stock Interests

     On the Effective Date, the Class FHI-7 Old Common Stock Interests shall be Reinstated.

H.   CLAIMS AGAINST AND INTERESTS IN PHOENIX

     1. UNIMPAIRED CLASS OF CLAIMS

              Class PAC-1:  Other Priority Claims

     On, or as soon as reasonably practicable after, the later of (i) the Distribution Date or (ii) the date such Class PAC-1 Other Priority Claim becomes an Allowed Claim, each Holder of an Allowed Class PAC-1 Other Priority Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, (a) Cash in an amount equal to the unpaid portion of such Allowed Claim or (b) such other treatment as Phoenix and such Holder shall have agreed upon in writing; PROVIDED, HOWEVER, that Allowed Class PAC-1 Other Priority Claims with respect to liabilities incurred by Phoenix in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto. Any default with respect to any Allowed Class PAC-1 Other Priority Claim that occurred before or after the commencement of the Chapter 11 Cases shall be deemed cured upon the Effective Date.

     2. IMPAIRED CLASSES OF CLAIMS

        (a)  Class PAC-2:  Other Secured Claims

     Each Holder of a Class PAC-2 Secured Claim shall be treated as a separate class for purposes of implementing and consummating this Plan, and each Holder of an Allowed Class PAC-2 Secured Claim shall receive the treatment set forth below. To the extent, if any, that the value of the Collateral securing a Class PAC-2 Secured Claim is less than the total amount of such Claim, the difference shall be treated as a Class PAC-3 General Unsecured Claim. The Debtors
specifically reserve all rights to challenge the validity, nature, and perfection of, and to avoid pursuant to the provisions of the Bankruptcy Code and other applicable law, any purported Liens.

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class PAC-2 Other Secured Claim becomes an Allowed Claim, or (iii) the date such Class PAC-2 Other Secured Claim becomes payable pursuant to any agreement between Phoenix and the Holder of such Class PAC-2 Other Secured Claim, each Holder of an Allowed Class PAC-2 Other Secured Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, shall, in the sole discretion of Phoenix, (v) receive deferred cash payments totaling at least the allowed amount of such Allowed Claim, of a value, as of the Effective Date, of at least the value of such Holder's interest in Phoenix's Estate's interest in the Collateral, (w) upon abandonment by Phoenix, receive the Collateral securing such Allowed Claim,
(x) receive payments or liens amounting to the indubitable equivalent of the value of such Holder's interest in Phoenix's Estate's interest in the Collateral securing such Allowed Claim, (y) be Reinstated, or (z) receive such other treatment as Phoenix and such Holder shall have agreed upon in writing. Any Class PAC-2 Other Secured Claim that is based on Phoenix's non-payment of taxes that, under applicable non-bankruptcy law, are due and owing as of the Effective Date and not payable as of the Effective Date without the relevant taxing authority being entitled, under such applicable non-bankruptcy law, to penalties or interest, shall be treated under clause (y) of subsection (a) above, and shall be entitled receive payments of accrued interest with respect to such Claim through the Effective Date at the Tax Rate.

        (b)  Class PAC-3:  General Unsecured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class PAC-3 General Unsecured Claim becomes an Allowed Claim or (iii) the date such Class PAC-3 General Unsecured Claim becomes payable pursuant to any agreement between Phoenix and the Holder of such Class PAC-3 General Unsecured Claim, each Holder of an Allowed Class PAC-3 General Unsecured Claim shall receive, subject only to the distributions to be made pursuant to the settlements described in Articles XIII.B through D of this Plan, and in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, its Pro Rata share of (a) the Available General Unsecured Cash, (b) 55% of the New Fansteel Common Stock, subject to dilution of up to 5% by the issuance of New Fansteel Common Stock pursuant to the Reorganized Fansteel Stock Option Plan, and (c) 70% of the Avoidance Action Cash.

        (c)  Class PAC-4:  Convenience Claims

                i.  Distributions

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class PAC-4 Convenience Claim becomes an Allowed Claim or (iii) the date such Class PAC-4 Convenience Claim becomes payable pursuant to any agreement between Phoenix and the Holder of such Class PAC-4 Convenience Claim, each Holder of an Allowed Class PAC-4 Convenience Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, Cash equal to 60% of the Face Amount of such Allowed Claim.

                ii.  Election to be Treated as Convenience Claim

     By checking the appropriate box on a timely cast Ballot, the Holder of an Allowed Class PAC-3 General Unsecured Claim in an amount greater than $1,500 may elect to reduce the amount of such Holder's Allowed Claim to $1,500 and to receive treatment as an Allowed Class PAC-4 Convenience Claim in the amount of $1,500, as described in subparagraph (i) above. Such an election shall constitute a waiver of the right to collect, and a release of, the amount of the Allowed Class PAC-3 General Unsecured Claim in excess of $1,500, and the Holder of such Allowed Class PAC-4 Convenience Claim shall be deemed to have released the Debtors, their Estates, the Reorganized Debtors, and their property from any and all liability for such excess amount. The Holder of an Allowed Class PAC-3 General Unsecured Claim that timely elects to reduce the amount of its Allowed Claim shall be deemed to be the Holder of an Allowed Class PAC-4 Convenience Claim for classification, voting, and all other purposes under this Plan.

        (d)  Class PAC-5:  PBGC Claims

     On the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class PAC-5 PBGC Claims, the Holders of Allowed Class PAC-5 PBGC Claims shall receive (a) the treatment described in Article XIII.B of this Plan pursuant to the PBGC Agreement or (b) such other treatment as to which the Debtors or Reorganized Debtors and such Holders shall have agreed upon in writing.

        (e)  Class PAC-6:  Intercompany Claims

     On the Effective Date, the Class PAC-6 Intercompany Claims shall be cancelled, waived, or contributed to capital and the Holders thereof shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Claims..

     3. UNIMPAIRED CLASS OF INTERESTS

              Class PAC-7:  Old Common Stock Interests

     On the Effective Date, the Class PAC-7 Old Common Stock Interests shall be Reinstated.

I.   CLAIMS AGAINST AND INTERESTS IN CTC

     1. UNIMPAIRED CLASS OF CLAIMS

              Class CTC-1:  Other Priority Claims

     On, or as soon as reasonably practicable after, the later of (i) the Distribution Date or (ii) the date such Class CTC-1 Other Priority Claim becomes an Allowed Claim, each Holder of an Allowed Class CTC-1 Other Priority Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class CTC-1 Other Priority Claim, (a) Cash in an amount equal to the unpaid portion of such Allowed Claim or (b) such other treatment as CTC and such Holder shall have agreed upon in writing; PROVIDED, HOWEVER, that Allowed Class CTC-1 Other Priority Claims with respect to liabilities incurred by CTC in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto. Any default with respect to any Allowed Class CTC-1 Other Priority Claim that occurred before or after the commencement of the Chapter 11 Cases shall be deemed cured upon the Effective Date.

     2. IMPAIRED CLASSES OF CLAIMS

        (a)  Class CTC-2:  Other Secured Claims

     Each Holder of a Class CTC-2 Secured Claim shall be treated as a separate class for purposes of implementing and consummating this Plan, and each Holder of an Allowed Class CTC-2 Secured Claim shall receive the treatment set forth below. To the extent, if any, that the value of the Collateral securing a Class CTC-2 Secured Claim is less than the total amount of such Claim, the difference shall be treated as a Class CTC-3 General Unsecured Claim. The Debtors
specifically reserve all rights to challenge the validity, nature, and perfection of, and to avoid pursuant to the provisions of the Bankruptcy Code and other applicable law, any purported Liens.

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class CTC-2 Other Secured Claim becomes an Allowed Claim, or (iii) the date such Class CTC-2 Other Secured Claim becomes payable pursuant to any agreement between CTC and the Holder of such Class CTC-2 Other Secured Claim, each Holder of an Allowed Class CTC-2 Other Secured Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, shall, in the sole discretion of CTC, (v) receive deferred cash payments totaling at least the allowed amount of such Allowed Claim, of a value, as of the Effective Date, of at least the value of such Holder's interest in CTC's Estate's interest in the Collateral, (w) upon abandonment by CTC, receive the Collateral securing such Allowed Claim, (x) receive payments or liens amounting to the indubitable equivalent of the value of such Holder's interest in CTC's Estate's interest in the Collateral securing such Allowed Claim, (y) be Reinstated, or (z) receive such other treatment as CTC and such Holder shall have agreed upon in writing. Any Class CTC-2 Other Secured Claim that is based on CTC's non-payment of taxes that, under applicable non-bankruptcy law, are due and owing as of the Effective Date and not payable as of the Effective Date without the relevant taxing authority being entitled, under such applicable non-bankruptcy law, to penalties or interest, shall be treated under clause (y) of subsection (a) above, and shall be entitled receive payments of accrued interest with respect to such Claim through the Effective Date at the Tax Rate.

        (b)  Class CTC-3:  General Unsecured Claims

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class CTC-3 General Unsecured Claim becomes an Allowed Claim or (iii) the date such Class CTC-3 General Unsecured Claim becomes payable pursuant to any agreement between CTC and the Holder of such Class CTC-3 General Unsecured Claim, each Holder of an Allowed Class CTC-3 General Unsecured Claim shall receive, subject only to the distributions to be made pursuant to the settlements described in Articles XIII.B through D of this Plan, and in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, its Pro Rata share of (a) the Available General Unsecured Cash, (b) 55% of the New Fansteel Common Stock, subject to dilution of up to 5% by the issuance of New Fansteel Common Stock pursuant to the Reorganized Fansteel Stock Option Plan, and (c) 70% of the Avoidance Action Cash.

        (c)  Class CTC-4:  Convenience Claims

                i.  Distributions

     On, or as soon as reasonably practicable after, the latest of (i) the Distribution Date, (ii) the date such Class CTC-4 Convenience Claim becomes an Allowed Claim or (iii) the date such Class CTC-4 Convenience Claim becomes payable pursuant to any agreement between CTC and the Holder of such Class CTC-4 Convenience Claim, each Holder of an Allowed Class CTC-4 Convenience Claim shall receive from Reorganized Fansteel, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Claim, Cash equal to 60% of the Face Amount of such Allowed Claim.

                ii.  Election to be Treated as Convenience Claim

     By checking the appropriate box on a timely cast Ballot, the Holder of an Allowed Class CTC-3 General Unsecured Claim in an amount greater than $1,500 may elect to reduce the amount of such Holder's Allowed Claim to $1,500 and to receive treatment as an Allowed Class CTC-4 Convenience Claim in the amount of $1,500, as described in subparagraph (i) above. Such an election shall constitute a waiver of the right to collect, and a release of, the amount of the Allowed Class CTC-3 General Unsecured Claim in excess of $1,500, and the Holder of such Allowed Class CTC-4 Convenience Claim shall be deemed to have released the Debtors, their Estates, the Reorganized Debtors, and their property from any and all liability for such excess amount. The Holder of an Allowed Class CTC-3 General Unsecured Claim that timely elects to reduce the amount of its Allowed Claim shall be deemed to be the Holder of an Allowed Class CTC-4 Convenience Claim for classification, voting, and all other purposes under this Plan.

        (d)  Class CTC-5:  PBGC Claims

     On the Effective Date, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class CTC-5 PBGC Claims, the Holders of Allowed Class CTC-5 PBGC Claims shall receive (a) the treatment described in Article XIII.B of this Plan pursuant to the PBGC Agreement or (b) such other treatment as to which the Debtors or Reorganized Debtors and such Holders shall have agreed upon in writing.

        (e)  Class CTC-6:  Intercompany Claims

     On the Effective Date, the Class CTC-6 Intercompany Claims shall be cancelled, waived, or contributed to capital and the Holders thereof shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such Claims.

     3. UNIMPAIRED CLASS OF INTERESTS

              Class CTC-7:  Old Common Stock Interests

     On the Effective Date, the Class CTC-7 Old Common Stock Interests shall be Reinstated.

J.   SPECIAL PROVISION REGARDING UNIMPAIRED CLAIMS

     Except as otherwise provided in this Plan, nothing shall affect the Debtors' or Reorganized Debtors' rights and defenses, both legal and equitable, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims.

                                   ARTICLE IV

                      MEANS FOR IMPLEMENTATION OF THE PLAN

A.   CONTINUED CORPORATE EXISTENCE

     Except as otherwise provided by Article IV.B of this Plan, each of the Reorganized Debtors shall continue to exist after the Effective Date as a separate corporate entity in accordance with the applicable law in the applicable jurisdiction in which it is incorporated, under its respective certificate of incorporation and by-laws or other organizational documents in effect before the Effective Date, except as its certificate of incorporation and by-laws or other organizational documents are amended by this Plan.

B.   MERGERS OF CERTAIN SUBSIDIARIES

     1. MERGERS INTO REORGANIZED FANSTEEL

     On the Effective Date, the members of the boards of directors of Escast, Washington, CTC, Holdings, AST, and Phoenix shall be deemed to have resigned and each of the foregoing Debtor Subsidiaries shall be merged with and into Reorganized Fansteel, either directly or through a series of intermediate transactions.

     2. REORGANIZED WELLMAN

     On the Effective Date, the Old Common Stock of Wellman shall be distributed, in the form of a dividend, (a) by CTC to Holdings and (b) by Holdings to Fansteel, prior to the mergers of CTC into Holdings and Holdings into Reorganized Fansteel.

C.   CORPORATE ACTION

     1. AMENDED CERTIFICATES OF INCORPORATION AND BY-LAWS

     On the Effective Date, the certificate of incorporation and by-laws of each of the surviving Reorganized Debtors shall be amended as and to the extent necessary to satisfy the provisions of this Plan and the Bankruptcy Code and shall include, among other things, pursuant to section 1123(a)(6) of the Bankruptcy Code, (x) a provision prohibiting the issuance of non-voting equity securities, and, if applicable, (y) a provision as to the classes of securities issued pursuant to this Plan or thereafter possessing voting power, for an appropriate distribution of such power among such classes, including, in the case of any class of equity securities having a preference over another class of equity securities with respect to dividends, adequate provisions for the election of directors representing such preferred class in the event of default in the payment of such dividends. After the Effective Date, the Reorganized Debtors shall be permitted to amend and restate their respective certificates of incorporation and by-laws as provided therein or by applicable law.

     2. CANCELLATION OF OLD COMMON STOCK AND OTHER AGREEMENTS

     On the Effective Date, except as otherwise provided for herein, (i) the Old Common Stock and any note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of a Debtor, except such notes or other instruments evidencing indebtedness or obligations of a Debtor as are Reinstated under this Plan, shall be canceled, and (ii) the obligations of the Debtors under the Old Common Stock and any note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of a Debtor, except such notes or other instruments evidencing indebtedness or obligations of a Debtor that are Reinstated under this Plan, shall be discharged.

D.   DIRECTORS AND OFFICERS

     The existing officers of the Debtors shall serve initially in their current capacities after the Effective Date. On the Effective Date, the term of the current board of directors of each Debtor shall expire. Subject to the requirements of section 1129(a)(5) of the Bankruptcy Code, the initial board of directors of (i) Reorganized Fansteel, which shall have responsibility for the management, control, and operation of Reorganized Fansteel for an initial term of one (1) year from and after the Effective Date, shall be comprised of five
(5) members, one of whom shall be the Chief Executive Officer of Reorganized Fansteel, one of whom shall be an independent director selected by agreement of the NRC, the PBGC, and the Creditors' Committee, and one of whom shall be selected by each of the NRC, the PBGC, and the Creditors' Committee, and (ii) Reorganized Wellman, which shall have responsibility for the management, control, and operation of Reorganized Wellman from and after the Effective Date, shall be comprised of three (3) members, one of whom shall be the Chief Executive Officer of Reorganized Fansteel, and two (2) of whom shall be selected by the board of directors of Reorganized Fansteel. The Debtors intend to announce prior to, or on, the Confirmation Date the identities and affiliations of any individuals proposed to serve as directors or officers of Reorganized Fansteel, Reorganized Wellman, and the subsidiaries of Reorganized Fansteel to be organized under this Plan, and, to the extent any such individual is an insider, the nature of any compensation for such individual.

E.   RESTRUCTURING TRANSACTIONS

     1. NEW SECURITIES

        (a)  Authorization

     As of the Effective Date, the issuance by Reorganized Fansteel of (i) the New Notes and (ii) up to [_] shares of New Fansteel Common Stock is hereby authorized without further act or action under applicable law, regulation, order or rule.

        (b)  Issuance

     The New Securities authorized pursuant to this Plan shall be issued by Reorganized Fansteel without further act or action under applicable law, regulation, order or rule, as follows: (i) the New Notes shall be issued in accordance with the terms of Articles IV.E and XIII.B hereof, and (ii) the New Fansteel Common Stock shall be issued to the Holders of Allowed General Unsecured Claims, the PBGC, and Holders of Allowed Class FAN-9 Old Common Stock Interests in accordance with the terms of Articles III and XIII.B hereof.

        (c)  Reserve

     Reorganized Fansteel shall reserve [_] shares of the New Fansteel Common Stock for issuance pursuant to the Reorganized Fansteel Stock Option Plan, without further act or action under applicable law, regulation, order, or rule.


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


        (d)  Exemption From Registration

     The New Securities to be distributed pursuant to this Plan shall be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933 set forth in section 1145(a)(1) of the Bankruptcy Code, except to the extent that holders of New Securities are "underwriters," as that term is defined in section 1145(b)(1) of the Bankruptcy Code.

     2. EXIT FINANCING

     On the Effective Date, Reorganized Fansteel and Reorganized Wellman, jointly and severally, shall enter into an exit financing agreement to, among other things, (a) refinance amounts outstanding on the Effective Date under the DIP Facility, (b) make other payments required to be made on the Effective Date or the Distribution Date, and/or (c) provide additional borrowing capacity to the Reorganized Debtors following the Effective Date. Reorganized Fansteel and Reorganized Wellman shall be authorized to enter into, execute, and deliver the exit financing agreements on, or as soon as reasonably practicable after, the Effective Date.

     3. ASSUMPTION OF CERTAIN LIABILITIES

     On the Effective Date, Reorganized Wellman shall assume sole responsibility for, and liability with respect to, the satisfaction of all Environmental Claims against and Obligations of Wellman, including, but not limited to, those Environmental Claims against and Obligations of Wellman that are not the subject of the Wellman AOC.

     4. MRI

        (a)  Organization Of MRI

     On or before the Effective Date, Fansteel shall form MRI. On the Effective Date, the licenses, permits, equipment, real property, improvements, and all other Assets of Fansteel comprising the Muskogee Facility, including, but not limited to the NRC License and Fansteel's interest in the L/C Cash Reserve, but excluding certain rights to insurance coverage and accounts receivable related to the Muskogee Facility, shall be transferred to MRI. From and after the date of such transfer, (i) A. Fred Dohmann shall serve as the initial president and chief executive officer of MRI and (ii) MRI shall hold title to, and be solely responsible for the decommissioning of, the Muskogee Facility.

        (b)  Financing Of MRI

     In full satisfaction, settlement, release, and discharge of any and all Environmental Claims filed or to be filed in Fansteel's Chapter 11 Case by the NRC and/or OKDEQ against, or Environmental Obligations of, Fansteel with respect to the Muskogee Facility, Reorganized Fansteel shall deliver and perform the following:

                i.  MRI Primary And Secondary Notes

     On the Effective Date, Reorganized Fansteel shall deliver to MRI: (i) the MRI Primary Note; (ii) Cash in the amount of $250,000, representing Reorganized Fansteel's first payment on the MRI Primary Note; and (iii) the MRI Secondary Note.

                ii.  MRI Contingent Note

     Following completion by MRI of the Phase 2 remediation set forth in the Amended Decommissioning Plan, MRI shall submit to the NRC for review and approval a work plan, which shall be consistent with the applicable standards set forth in the Amended Decommissioning Plan and any other applicable law, for the additional site characterization to be performed during Phase 3 of the Amended Decommissioning Plan. Upon receipt of approval of the work plan from the NRC, MRI shall perform the additional site characterization. Within 60 days of completion by MRI of the additional site characterization, Reorganized Fansteel and/or MRI shall submit to the NRC a report indicating, among other things, the
(i) results of such site characterization, including all relevant analyses and conclusions as to the volume of subject additional soils (I.E., in excess of the amounts of contaminated soils set forth in the Amended Decommissioning Plan) at the Muskogee Facility, if any, requiring remediation, (ii) incremental cost of remediation of the additional soils, and (iii) proposed modifications, if any, to the scope and/or nature of groundwater treatment and monitoring, predicated on then-applicable standards, and (iv) proposed economic terms of the MRI Contingent Note, if required.

     Upon MRI's submission to the NRC of the results of the additional site characterization, the incremental cost of remediation of additional soils, including any additional costs for groundwater treatment and/or monitoring, and the proposed economic terms of the Contingent Note, the following procedures shall be implemented: (i) Reorganized Fansteel, MRI, and the NRC shall negotiate in good faith for up to 30 days with respect to the appropriate amount and/or additional terms of the Contingent Note; (ii) if no agreement is reached by the conclusion of the 30-day negotiation period, Reorganized Fansteel shall deliver the Contingent Note to MRI in the amount, and on the terms, proposed by Reorganized Fansteel, and MRI; (iii) if, by issuance of an order under 10 C.F.R.
Section 2.202 (or any successor section), the NRC objects to the amount and terms of the Contingent Note that affect the Amended Decommissioning Plan within 180 days of issuance by Reorganized Fansteel, MRI shall have the opportunity to request a hearing on such order, which hearing shall be conducted pursuant to the procedures in 10 C.F.R. Part 2; (iv) if the NRC fails to timely object, by the issuance of an order under 10 C.F.R. Section 2.202, to the amount and terms of the Contingent Note issued by Reorganized Fansteel, then such amount and terms shall become final; PROVIDED, HOWEVER, that, notwithstanding the foregoing, Subpart G hearing procedures shall apply to all disputes relating to the Contingent Note and MRI's obligations under the NRC License and the Amended Decommissioning Plan and judicial review of any final agency action shall be conducted pursuant to the standard of review set forth in Section 706 of the Administrative Procedures Act, 5 U.S.C. Section. 706; and PROVIDED FURTHER, HOWEVER, that with respect to any and all matters by which the terms of the Contingent Note directly affect the NPDES Permit, disputes, if any, shall be resolved by binding arbitration in accordance with rules of American Arbitration Association.

                iii.  L/C Cash Reserve

     If at any time after the Effective Date, Reorganized Fansteel is unable to timely or fully meet its obligations under the MRI Primary Note or Contingent Note, then MRI shall be permitted to borrow up to $2 million from L/C Cash Reserve on revolving basis; PROVIDED, HOWEVER, that, at no time shall the aggregate amount outstanding as a result of such borrowings from the L/C Cash Reserve exceed $2 million and until such time as the outstanding amounts borrowed have been repaid in full, all future Excess Available Cash, insurance proceeds received by Reorganized Fansteel with respect to Muskogee Facility claims, and Reorganized Debtor Asset Sale Proceeds, if any, shall be applied first, to repay borrowings from the L/C Cash Reserve, and second, to reduce the principal amount of the MRI Primary Note or Contingent Note, as the case may be.

                iv.  Asset Sales By Reorganized Fansteel

     From and after the Effective Date, any sale(s) by Reorganized Fansteel of material assets outside the ordinary course of business shall be conducted pursuant to an auction process. The NRC shall be entitled to (A) thirty (30) days' prior written notice from Reorganized Fansteel of any such auction(s) and
(B) seek, in the United States District Court for the District of Delaware, to enjoin the consummation of any such proposed sale(s) on the grounds that such sale(s) is/are inconsistent with the terms and conditions of this Plan.

                v.  Liens On Proceeds Of MRI Notes; Indemnity

     The NRC shall be a third party beneficiary, and have a perfected, first priority lien on all of the proceeds of the MRI Notes. Until such time as MRI has completed all decommissioning activities mandated by the Amended Decommissioning Plan and groundwater treatment and monitoring at the Muskogee Facility, MRI shall use the proceeds of the MRI Notes solely for purposes of such decommissioning and groundwater treatment and monitoring. Reorganized Fansteel shall indemnify the NRC with respect to Reorganized Fansteel's obligations to MRI under the MRI Notes; as a third party beneficiary, the NRC shall have standing to seek relief for any breach by Reorganized Fansteel of its obligations under the MRI Notes.

                vi.  Reporting To NRC

     From and after the Effective Date, MRI shall (A) provide to the NRC copies of its annual financial statements and an annual reporting of all expenditures of proceeds of the MRI Notes and (B) certify to the NRC that MRI's use of such proceeds has been in accordance with the Amended Decommissioning Plan.

                vii.  Delivery Of Results Of Site Characterization

     From and after the Effective Date, at least two (2) times per year MRI shall deliver to the NRC the results of MRI's ongoing characterization of the Muskogee Facility, including the results of survey and sample analysis of soils and other site materials, including groundwater.

                viii.  Acceleration Of Obligations

     In the event of a subsequent bankruptcy case of Reorganized Fansteel, all fixed, liquidated, and non-contingent liabilities of Reorganized Fansteel to MRI and/or the NRC arising under, out of, or with respect to the MRI Notes, shall be accelerated and become immediately due and payable.

        (c)  Winding Up Of MRI

     Upon completion of all decommissioning activities mandated by the NRC License and the Amended Decommissioning Plan (i) ownership of the L/C Cash Reserve shall be transferred to MRI free and clear of any claim, interest or right of the NRC, (ii) MRI shall be entitled to use residual funds from the L/C Cash Reserve solely to complete groundwater monitoring and treatment at the Muskogee Facility and payments from Reorganized Fansteel under the MRI Secondary Note or the MRI Contingent Note, as the case may be, shall be suspended, unless and until balance in the L/C Cash Reserve no longer exceeds $750,000, and (iii) title to the remediated real property may be transferred, with the consent of the transferee, to the Port of Muskogee (which shall have a reasonable right of first refusal on transfers of such real property to any other party) or to any other third party selected by MRI, for an amount of consideration to be determined. If, on an aggregate basis, Reorganized Fansteel has overfunded MRI, MRI shall dividend, or otherwise transfer, to Reorganized Fansteel the balance of cash and cash equivalents held by MRI, after which MRI shall be dissolved in accordance with applicable non-bankruptcy law.

     5. NCI

     Pursuant to and in accordance with the terms and conditions of the North Chicago Settlement described in Article XIII.C of this Plan, before, on, and after the Effective Date, in full satisfaction, settlement, release, and discharge of any and all Environmental Claims filed or to be filed in Fansteel's Chapter 11 Case against, or Environmental Obligations of, Fansteel, Reorganized Fansteel shall deliver and perform the following:

        (a)  Organization Of NCI

     On or before the Effective Date, Fansteel shall form NCI. On the Effective Date, the real property, improvements, and all other Assets of Fansteel comprising the North Chicago Facility, but excluding certain rights to insurance coverage and accounts receivable related to the North Chicago Facility, shall be transferred to NCI. From and after the Effective Date, NCI shall hold title to, and be solely responsible for the performance of the North Chicago Response Action.

        (b)  Financing Of NCI

                i.  NCI Primary Note

     On the Effective Date, Reorganized Fansteel shall deliver to NCI the NCI Primary Note.

                ii.  NCI Contingent Note; Insurance Proceeds

     If the cost of performance by NCI of the North Chicago Response Action exceeds $2,025,000, then within 30 days of its receipt of written notice from the EPA that the balance of North Chicago Site Account is less than $100,000, Reorganized Fansteel shall issue to NCI the NCI Contingent Note. The proceeds, if any, of successful prosecution of insurance claims relating to North Chicago Facility shall be held in escrow by Reorganized Fansteel for application as follows: (i) any amounts held in escrow as of the date of issuance of the NCI Contingent Note shall be applied in prepayment of the NCI Contingent Note; (ii) any amounts received by Reorganized Fansteel while the NCI Contingent Note remains outstanding shall be applied in prepayment of the NCI Contingent Note; and (iii) any amounts received by Reorganized Fansteel after satisfaction in full by Reorganized Fansteel of its obligations under the NCI Contingent Note shall be allocated such that (x) 100% shall be retained by Reorganized Fansteel up to the aggregate amount paid by Reorganized Fansteel under the NCI Contingent Note and (y) 50% of the excess, if any, shall be retained by Reorganized Fansteel and 50% shall be available for distribution to the EPA, DON, NOAA, and the DOI on account of their Allowed Unsecured Claim described in Article XIII.C below.

        (c)  Eminent Domain Taking Of North Chicago Facility

                i.  Prior Notice Of Taking

     The City of North Chicago or the State of Illinois, as the case may be, shall be required to provide Reorganized Fansteel, NCI and the EPA not less than 30 days' notice of its intent to take the North Chicago Facility pursuant to an exercise of its power of eminent domain. Promptly upon (i) the issuance of such notice or (ii) the commencement of eminent domain proceeding, if no prior notice has been given, the EPA shall provide notification to the City of North Chicago or the State of Illinois, as applicable, regarding any remaining contamination at the North Chicago Facility and shall be required to make a good faith effort to assist the parties to reach an agreement governing the completion of remediation at the North Chicago Facility. Reorganized Fansteel and/or NCI shall be entitled to contest any proposed taking and/or the proposed amount of "just compensation" to be provided by the City of North Chicago or the State of Illinois, as applicable, in connection with such taking.

                ii.  Effect Of Taking

     Immediately upon the taking by eminent domain of the North Chicago Facility by the City of North Chicago or the State of Illinois, as the case may be, neither Reorganized Fansteel nor NCI, respectively, shall have any further (i) payment obligations under the NCI Primary Note, which shall be deemed immediately cancelled and extinguished or (ii) remedial or post-remedial operation and maintenance obligations with respect to the North Chicago Facility. Notwithstanding the foregoing, following a consensual or adjudicated determination of "just compensation," NCI shall deliver to (x) any third party assuming the remediation and/or post-remediation operation and maintenance obligations with respect to the North Chicago Facility or (y) if no such party exists, the EPA, the "just compensation" proceeds received by NCI, net of all litigation, transaction and/or collection costs expended by NCI; PROVIDED, HOWEVER, that NCI's obligation to deliver such net proceeds shall be limited to the outstanding balance, if any, under the NCI Primary Note and NCI shall be entitled to retain all net proceeds in excess of such outstanding balance.

                iii.  Covenant Against Pursuit Of Taking

     Neither Reorganized Fansteel nor NCI shall take any action to encourage the City of North Chicago or the State of Illinois to initiate or pursue a taking of the North Chicago Facility pursuant to such parties' power of eminent domain.

                iv.  Transfer of North Chicago Facility

     If, at any time, NCI's sole remaining obligation with respect to the North Chicago Facility is continued post-remedial operation and maintenance (E.G., groundwater monitoring or maintenance of institutional controls), then, subject to the consent of the EPA, which consent shall not be unreasonably withheld, NCI shall be permitted to transfer the North Chicago Facility to a third party if such third party (A) agrees to assume NCI's operation and maintenance obligations and (B) covenants to hold Reorganized Fansteel and NCI harmless for any and all liabilities related to such obligations.

                v.  Winding Up Of NCI

     Upon completion of remediation activities, title to the remediated property at the North Chicago Facility may be transferred, with the consent of the transferee, to the City of North Chicago, or to any other third party selected by NCI, for an amount of consideration to be determined. If, on an aggregate basis, Reorganized Fansteel has overfunded NCI, NCI shall dividend, or otherwise transfer, to Reorganized Fansteel the balance of cash and cash equivalents held by NCI, after which NCI shall be dissolved in accordance with applicable non-bankruptcy law.

     6. LI

        (a)  Organization Of LI

     On or before the Effective Date, Fansteel shall form LI. On the Effective Date, the real property, improvements, and all other Assets of Fansteel comprising the Lexington Facility, but excluding certain rights to insurance coverage and accounts receivable related to the Lexington Facility, shall be transferred to LI. From and after the Effective Date, LI shall hold title to, and be solely responsible for the remediation of, the Lexington Facility.

        (b)  Financing Of LI

                i.  LI Primary Note

     On the Effective Date, in full settlement, satisfaction, release, and discharge of the Lexington Facility Environmental Claims/Obligations, Reorganized Fansteel shall deliver to LI the LI Primary Note. In addition to the mandatory semi-annual payments to be made by Reorganized Fansteel under the LI Primary Note, the proceeds, if any, of successful prosecution of insurance claims relating to Lexington Facility shall be delivered by Reorganized Fansteel to LI as prepayment of amounts due under the LI Primary Note.

                ii.  LI Contingent Note

     Following the completion of additional site characterization at the Lexington Facility by LI, LI shall deliver to the KNREPC a report indicating the
(i) results of such site characterization, including all relevant analyses and conclusions regarding the extent and delineation of remaining contamination requiring remediation, (ii) incremental cost of such remediation, and (iii) proposed terms of the LI Contingent Note, if required. If Reorganized Fansteel, LI, and the KNREPC are unable to agree upon the amount and terms of the LI Contingent Note, if any, then the parties shall resolve their dispute by binding arbitration or any alternative method as may be agreed to by the parties in writing.

        (c)  Eminent Domain Taking Of Lexington Facility

                i.  Prior Notice Of Taking

     The City of Lexington or the Commonwealth of Kentucky, as the case may be, shall be required to provide Reorganized Fansteel, LI and the EPA not less than 30 days' notice of its intent to take the Lexington Facility pursuant to an exercise of its power of eminent domain. Promptly upon (i) the issuance of such notice or (ii) the commencement of eminent domain proceeding, if no prior notice has been given, the EPA shall provide notification to the City of Lexington or the Commonwealth of Kentucky, as applicable, regarding any remaining contamination at the Lexington Facility and shall be required to make a good faith effort to assist the parties to reach an agreement governing the completion of remediation at the Lexington Facility. Reorganized Fansteel and/or LI shall be entitled to contest any proposed taking and/or the proposed amount of "just compensation" to be provided by the City of Lexington or the Commonwealth of Kentucky, as applicable, in connection with such taking.

                ii.  Effect Of Taking

     Immediately upon the taking by eminent domain of the Lexington Facility by the City of Lexington or the Commonwealth of Kentucky, as the case may be, neither Reorganized Fansteel nor LI, respectively, shall have any further (i) payment obligations under the LI Primary Note or LI Contingent Note, as the case may be, which shall be deemed immediately cancelled and extinguished or (ii) remedial or post-remedial operation and maintenance obligations with respect to the Lexington Facility. Notwithstanding the foregoing, following a consensual or adjudicated determination of "just compensation," LI shall deliver to (x) any third party assuming the remediation and/or post-remediation operation and maintenance obligations with respect to the Lexington Facility or (y) if no such party exists, the EPA, the "just compensation" proceeds received by LI, net of all litigation, transaction and/or collection costs expended by LI; PROVIDED, HOWEVER, that LI's obligation to deliver such net proceeds shall be limited to the outstanding balance, if any, under the LI Primary Note or LI Contingent Note, as the case may be, and LI shall be entitled to retain all net proceeds in excess of such outstanding balance.

                iii.  Covenant Against Pursuit Of Taking

     Neither Reorganized Fansteel nor LI shall take any action to encourage the City of Lexington or the Commonwealth of Kentucky to initiate or pursue a taking of the Lexington Facility pursuant to such parties' power of eminent domain.

                iv.  Transfer of Lexington Facility

     If, at any time, LI's sole remaining obligation with respect to the Lexington Facility is continued post-remedial operation and maintenance (E.G., groundwater monitoring or maintenance of institutional controls), then, subject to the consent of the EPA, which consent shall not be unreasonably withheld, LI shall be permitted to transfer the Lexington Facility to a third party if such third party (A) agrees to assume LI's operation and maintenance obligations and
(B) covenants to hold Reorganized Fansteel and LI harmless for any and all liabilities related to such obligations.

                v.  Winding Up Of LI

     Upon completion of remediation activities, title to the remediated property at the Lexington Facility may be transferred, with the consent of the transferee, to the City of Lexington, or to any other third party selected by LI, for an amount of consideration to be determined. If, on an aggregate basis, Reorganized Fansteel has overfunded LI, LI shall dividend, or otherwise transfer, to Reorganized Fansteel the balance of cash and cash equivalents held by LI, after which LI shall be dissolved in accordance with applicable non-bankruptcy law.

     7. WI

        (a)  Organization Of WI

     On or before the Effective Date, Fansteel shall form WI. On the Effective Date, the real property, improvements, and all other Assets of Fansteel comprising the Waukegan Facility, but excluding any certain rights to insurance coverage and accounts receivable related to the Waukegan Facility, shall be transferred to WI. From and after the Effective Date, WI shall hold title to, and be solely responsible for the remediation of, the Waukegan Facility.

        (b)  Financing Of WI

     On the Effective Date, in full settlement, satisfaction, release, and discharge of the Waukegan Facility Environmental Claims/Obligations, including, but not limited to, the alleged violations of City of Waukegan Ordinance #01-0-69 set forth in a Notice of Violation dated November 4, 2002 and any other obligations that Fansteel might have under City of Waukegan "Environmental Control Ordinance" # 02-0-110, Reorganized Fansteel shall deliver to WI the WI Note. In addition to the mandatory semi-annual payments to be made by Reorganized Fansteel under the WI Note, the proceeds, if any, of successful prosecution of insurance claims relating to Waukegan Facility shall be delivered by Reorganized Fansteel to WI as prepayment of amounts due under the WI Note.

        (c)  Eminent Domain Taking Of Waukegan Facility

                i.  Prior Notice Of Taking

     The City of Waukegan or the State of Illinois, as the case may be, shall be required to provide Reorganized Fansteel, WI and the EPA not less than 30 days' notice of its intent to take the Waukegan Facility pursuant to an exercise of its power of eminent domain. Promptly upon (i) the issuance of such notice or
(ii) the commencement of eminent domain proceeding, if no prior notice has been given, the EPA shall provide notification to the City of Waukegan or the State of Illinois, as applicable, regarding any remaining contamination at the Waukegan Facility and shall be required to make a good faith effort to assist the parties to reach an agreement governing the completion of remediation at the Waukegan Facility. Reorganized Fansteel and/or WI shall be entitled to contest any proposed taking and/or the proposed amount of "just compensation" to be provided by the City of Waukegan or the State of Illinois, as applicable, in connection with such taking.

                ii.  Effect Of Taking

     Immediately upon the taking by eminent domain of the Waukegan Facility by the City of Waukegan or the State of Illinois, as the case may be, neither
Reorganized Fansteel nor WI, respectively, shall have any further (i) payment obligations under the WI Note, which shall be deemed immediately cancelled and extinguished or (ii) remedial or post-remedial operation and maintenance obligations with respect to the Waukegan Facility. Notwithstanding the foregoing, following a consensual or adjudicated determination of "just compensation," WI shall deliver to (x) any third party assuming the remediation and/or post-remediation operation and maintenance obligations with respect to the Waukegan Facility or (y) if no such party exists, the EPA, the "just compensation" proceeds received by WI, net of all litigation, transaction and/or collection costs expended by WI; PROVIDED, HOWEVER, that WI's obligation to deliver such net proceeds shall be limited to the outstanding balance, if any, under the WI Note and WI shall be entitled to retain all net proceeds in excess of such outstanding balance.

                iii.  Covenant Against Pursuit Of Taking

     Neither Reorganized Fansteel nor WI shall take any action to encourage the City of Waukegan or the State of Illinois to initiate or pursue a taking of the Waukegan Facility pursuant to such parties' power of eminent domain.

                iv.  Transfer of Waukegan Facility

     If, at any time, WI's sole remaining obligation with respect to the Waukegan Facility is continued post-remedial operation and maintenance (E.G., groundwater monitoring or maintenance of institutional controls), then, subject to the consent of the EPA, which consent shall not be unreasonably withheld, WI shall be permitted to transfer the Waukegan Facility to a third party if such third party (A) agrees to assume WI's operation and maintenance obligations and
(B) covenants to hold Reorganized Fansteel and WI harmless for any and all liabilities related to such obligations.

                v.  Winding Up Of WI

     Upon completion of remediation activities mandated by the Waukegan Consent Decree, title to the remediated property at the Waukegan Facility may be transferred, with the consent of the transferee, to the City of Waukegan, or to any other third party selected by WI, for an amount of consideration to be determined. If, on an aggregate basis, Reorganized Fansteel has overfunded WI, WI shall dividend, or otherwise transfer, to Reorganized Fansteel the balance of cash and cash equivalents held by WI, after which WI shall be dissolved in accordance with applicable non-bankruptcy law.

     8. FDM

     On or before the Effective Date, Fansteel shall form FDM. On the Effective Date, Holdings' one percent (1%) interest in Fansteel de Mexico shall be transferred to FDM prior to consummation of the mergers contemplated by Article IV.B above.

     9. DISSOLUTION OF NON-DEBTOR NON-OPERATING SUBSIDIARIES

     On the Effective Date, the Debtors' non-Debtor, non-operating subsidiaries, Fansteel Sales, Hydro Carbide Corp., and Hydro Carbide Acquisition Co., shall be dissolved in accordance with applicable non-bankruptcy law.

     10. CREATION OF GENERAL UNSECURED DISTRIBUTION ACCOUNT

     On the Effective Date or as soon thereafter as practicable, Reorganized Fansteel shall create the General Unsecured Distribution Account, into which Reorganized Fansteel shall deposit the Available General Unsecured Cash and all Avoidance Action Cash. All funds on deposit in the General Unsecured Distribution Account shall be held in trust for the beneficiaries thereof under this Plan and shall not be subject to the Liens of the Exit Lender(s).

F.   REVESTING OF ASSETS

     Except as otherwise specifically provided in this Plan, the property of each Debtor's Estate, together with any property of each Debtor that is not property of its Estate and that is not specifically disposed of pursuant to this Plan, shall revest in the applicable Reorganized Debtor on the Effective Date. Thereafter, the Reorganized Debtors may operate their businesses and may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules, and the Bankruptcy Court. As of the Effective Date, all property of the Reorganized Debtors shall be free and clear of all Claims, encumbrances, Interests, charges, and Liens except as specifically provided in this Plan or the Confirmation Order, or as contemplated by the Exit Facility. Without limiting the generality of the foregoing, the Reorganized Debtors may, without application to or approval by the Bankruptcy Court, pay Professional Fees and expenses incurred after the Effective Date.

G.   PRESERVATION OF LITIGATION CLAIMS

     1. GENERAL

     Except as otherwise provided in this Plan, the Confirmation Order, or in any contract, instrument, release, settlement agreement, consent decree, or other agreement entered into in connection with this Plan, in accordance with section 1123(b) of the Bankruptcy Code, and subject to (a) the Debtors' obligation to distribute to General Unsecured Creditors, on a Pro Rata basis, 70% of all Avoidance Action Cash and (b) the provisions of Article XIV.B of this Plan, Reorganized Fansteel shall retain and have the exclusive right to enforce, sue on, settle, or compromise (or decline to do any of the foregoing) all

Litigation Claims, whether in law or in equity, whether known or unknown, that the respective Debtors or their Estates may hold against any Person or Entity; PROVIDED, HOWEVER, that, notwithstanding the foregoing, Reorganized Wellman shall retain and have the exclusive right to enforce, sue on, settle, or compromise (or decline to do any of the foregoing) all Litigation Claims, whether in law or in equity, whether known or unknown, that Wellman or its Estate may hold against any Person or Entity. Reorganized Fansteel and Reorganized Wellman or their successor(s) may pursue such retained Litigation Claims as appropriate, in accordance with the best interests of the Reorganized Debtor or its successor who holds such rights.

     2. INSURANCE LITIGATION

        (a)  Reorganized Fansteel

     Reorganized Fansteel shall (i) to the fullest extent possible retain all rights under all applicable insurance policies and (ii) prosecute and use commercially reasonable efforts to obtain payment from its insurers for claims made under such policies for losses related to Environmental Claims made by the EPA or any state, municipal, or local environmental authority with respect to the Muskogee, North Chicago, Lexington and Waukegan Facilities, Pettibone Creek and the NTC, and EPA CERCLA PRP Claims. Settlements by Reorganized Fansteel with insurers of any of such insurance claims shall require either the prior consent of the NRC or other applicable governmental authorit(ies) or the approval of the Bankruptcy Court or other court of competent jurisdiction, on appropriate notice.

        (b)  Reorganized Wellman

     Reorganized Wellman shall (i) to the fullest extent possible retain all rights under all applicable insurance policies, including all policies under which Wellman was an insured prior to Fansteel's acquisition of Wellman and all policies under which Wellman and various other Debtors were or are the insureds following such acquisition, and (ii) prosecute claims made under such policies for losses related to Environmental Claims asserted against Wellman by the EPA or any state, municipal, or local environmental authority (including, without limitation, administrative claims that are the subject of the Wellman AOC).

H.   NO RES JUDICATA EFFECT

     Notwithstanding anything to the contrary in this Plan or in the Disclosure Statement, the provisions of the Disclosure Statement and this Plan which permit the Reorganized Debtors to enter into settlements and compromises of any Litigation Claims shall not have and are not intended to have any RES JUDICATA effect with respect to any prepetition claims and causes of action that are not otherwise treated under this Plan and shall not be deemed a bar to Reorganized Debtors' asserting such claims and causes of action.

I.   EMPLOYMENT AGREEMENTS

     On the Effective Date, Reorganized Fansteel shall enter into two-year employment agreements, in substantially the form of the employment agreements annexed hereto as Exhibits M-1 and M-2, with certain of its current key executives, including, without limitation, Gary L. Tessitore and R. Michael McEntee.

J.   REORGANIZED FANSTEEL STOCK OPTION PLAN

     On or after the Effective Date, the compensation committee of the board of directors of Reorganized Fansteel shall adopt the Reorganized Fansteel Stock Option Plan, under which options to purchase up to 5% of the issued and outstanding shares of New Fansteel Common Stock as of the Effective Date may be granted from time to time to certain members of the senior management of Reorganized Fansteel. On the Effective Date, Reorganized Fansteel shall reserve [_] shares of New Fansteel Common Stock for issuance under the Reorganized Fansteel Stock Option Plan.

K.   EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS

     The chairman of the board of directors, president, chief executive officer, chief financial officer, or any other appropriate officer of each Debtor or Reorganized Debtor, shall be authorized to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents, and take such actions, as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan. The secretary or assistant secretary of the appropriate Debtor or Reorganized Debtor shall be authorized to certify or attest to any of the foregoing actions.

L.   EXEMPTION FROM CERTAIN TRANSFER TAXES

     Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of a security, or the making or delivery of an instrument of transfer from a Debtor to a Reorganized Debtor or any other Person or Entity pursuant to this Plan, including, without limitation, the granting or recording of any Lien or mortgage on any property under the Exit Facility, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax, or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

M.   TRANSACTIONS ON BUSINESS DAYS

     If the date on which a transaction to scheduled to occur under this Plan is not a Business Day, then such transaction shall instead occur on the next succeeding Business Day.

N.   IMPLEMENTATION

     Pursuant to the Confirmation Order and upon Confirmation of this Plan, the Debtors and the Reorganized Debtors shall be authorized to take all necessary steps, and perform all necessary acts, to consummate the terms and conditions of this Plan. On or before the Effective Date, the Debtors may, in their discretion, file with the Bankruptcy Court such agreements and other documents as may be necessary or appropriate to effectuate or further evidence the terms and conditions of this Plan and the other agreements referred to herein. The Debtors or the Reorganized Debtors, as the case may be, shall execute such documents and take such other actions as necessary to effectuate the transactions provided for in this Plan without the need for any additional approvals, authorizations, or consents.

                                   ARTICLE V

                       ACCEPTANCE OR REJECTION OF THE PLAN

A.   VOTING CLASSES

     The Holders of Allowed Claims or Allowed Interests in each Impaired Class of Claims or Interests that will (or may) receive or retain property or any interest in property under this Plan shall be entitled to vote to accept or reject this Plan. By operation of law, each Unimpaired Class of Claims or Interests is deemed to have accepted this Plan and, therefore, is not entitled to vote. Only those votes cast by Holders of Allowed Claims or Interests shall be counted in determining whether acceptances have been received sufficient in number and amount to obtain confirmation of this Plan.

B.   ACCEPTANCE BY IMPAIRED CLASSES

     An Impaired Class of Claims shall have accepted this Plan if (i) the Holders of at least two-thirds in amount of the Allowed Claims actually voting in the Class have voted to accept this Plan and (ii) the Holders of more than one-half in number of the Allowed Claims actually voting in the Class have voted to accept this Plan, in each case not counting the vote of any Holder designated under section 1126(e) of the Bankruptcy Code. An Impaired Class of Interests shall have accepted this Plan if the Holders (other than any Holder designated under section 1126(e) of the Bankruptcy Code) of at least two-thirds in amount of the Allowed Interests actually voting in such Class have voted to accept this Plan. Notwithstanding the foregoing, any Class of Allowed Claims or Interests in which no Holders cast Ballots to accept or reject the Plan shall be deemed to have accepted the Plan for all purposes.

C.   ELIMINATION OF CLASSES

     Any Class that does not contain, as of the date of the commencement of the Confirmation Hearing, any Allowed Claims or Interests or any Claims or Interests temporarily allowed for voting purposes under Fed. R. Bankr. P. 3018 shall be deemed to have been deleted from this Plan for purposes of (i) voting to accept or reject this Plan and (ii) determining whether such Class has accepted or rejected this Plan under section 1129(a)(8) of the Bankruptcy Code.

D.   CRAMDOWN

     The Debtors request Confirmation of this Plan under section 1129(b) of the Bankruptcy Code with respect to any Impaired Class that does not accept the Plan pursuant to section 1126 of the Bankruptcy Code. The Debtors reserve the right to modify the Plan to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification.

                                   ARTICLE VI

              TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

A.   ASSUMPTION AND REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     Except as otherwise provided in this Plan, the Fansteel Asset Purchase Agreement, or in other any contract, instrument, release, settlement agreement, consent decree, or other agreement or document entered into in connection with the Chapter 11 Cases or this Plan, as of the Effective Date each Debtor shall be deemed to have assumed each executory contract and unexpired lease to which it is a party and which is identified in the Schedules filed with the Bankruptcy Court, as amended, unless such contract or lease (i) was previously assumed and/or assigned or rejected by a Debtor, (ii) previously expired or terminated pursuant to its own terms, (iii) is the subject of a motion to reject filed on or before the Confirmation Date, or (iv) is identified in Exhibit J as an executory contract or unexpired lease to be rejected as of the Confirmation Date pursuant to the terms of this Plan. The Confirmation Order shall constitute an order of the Bankruptcy Court under sections 365 and 1123 of the Bankruptcy Code approving the contract and lease assumptions and rejections described above, as of the Effective Date.

     Each Assumed Contract that relates to the use, ability to acquire, or occupancy of real property shall include (a) all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affect such executory contract or unexpired lease and (b) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vaults, tunnel or bridge agreements or franchises, and any other interests in real estate or rights IN REM related to such premises, unless any of the foregoing agreements has been rejected pursuant to an order of the Bankruptcy Court.

B.   PAYMENTS RELATED TO ASSUMPTION OF CONTRACTS AND LEASES

     Any monetary amounts by which each Assumed Contract is in default shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment by Reorganized Fansteel or Reorganized Wellman, as applicable, of Cure on the Effective Date or as soon thereafter as practicable, on such other terms as the parties thereto may agree in writing, or as otherwise required by the Bankruptcy Court in connection with the sale of the Transferred Assets and/or the sale of the Remaining Plantsville Assets. If there is a dispute regarding (i) the nature or amount of any Cure, (ii) the ability of a Reorganized Debtor or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the relevant Assumed Contract, or
(iii) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order of the Bankruptcy Court resolving the dispute and approving the assumption or assumption and assignment, as the case may be.

C.   CLAIMS BASED ON REJECTION OF CONTRACTS OR LEASES

     If the rejection by a Debtor, pursuant to this Plan or otherwise, of an executory contract or unexpired lease results in a Claim for damages, then such Claim shall be forever barred and shall not be enforceable against any Debtor or Reorganized Debtor, or the properties of any of them, unless a proof of Claim is filed with the clerk of the Bankruptcy Court and served on counsel for the Debtors within thirty (30) days after service of the earlier of (i) notice of entry of the Confirmation Order or (ii) other notice that the executory contract or unexpired lease has been rejected.

D.   COLLECTIVE BARGAINING AGREEMENTS

     Except and to the extent previously assumed by an order of the Bankruptcy Court or assumed and assigned to the Purchaser in connection with the Fansteel Asset Sale, on the Effective Date all collective bargaining agreements entered into before or after the Petition Date and not since terminated to which any Debtor is a party, shall be deemed to be, and shall be treated as if they were, Assumed Contracts and the Debtor's obligations under such agreements shall survive confirmation of this Plan.

E.   COMPENSATION AND BENEFIT PLANS

     Except and to the extent (a) previously assumed by an order of the Bankruptcy Court or assumed and assigned to the Purchaser in connection with the Fansteel Asset Sale or (b) otherwise provided in this Plan or the Confirmation Order, on the Effective Date, all Compensation and Benefit plans of the Debtors, including programs subject to sections 1114 and 1129(a)(13) of the Bankruptcy Code, entered into before or after the Petition Date and not since terminated, shall be deemed to be, and shall be treated as if they were, Assumed Contracts and the Debtors' obligations under such programs to Persons shall survive confirmation of this Plan, EXCEPT FOR (i) executory contracts or employee benefit plans specifically rejected pursuant to this Plan (to the extent such rejection does not violate sections 1114 and 1129(a)(13) of the Bankruptcy
Code), (ii) all employee equity or equity-based incentive plans, (iii) such executory contracts or employee benefit plans as have previously been rejected, are the subject of a motion to reject as of the Confirmation Date, or have been specifically waived by the beneficiaries of any employee benefit plan or contract, and (iv) the Fansteel Consolidated Plan. Without limiting the generality of the foregoing, following the Effective Date, Reorganized Fansteel shall continue Fansteel's custom and usage of (x) permitting existing retirees to participate in Fansteel's current self-insured medical program and (y) providing a $2,500 per person death benefit to its retirees.

                                  ARTICLE VII

                       PROVISIONS GOVERNING DISTRIBUTIONS

A.   DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

     Except as otherwise provided herein or as ordered by the Bankruptcy Court, distributions to be made on account of Claims or Interests that are Allowed Claims or Interests as of the Effective Date shall be made on the Distribution Date or as soon thereafter as practicable. Notwithstanding the foregoing, the New Securities to be issued under this Plan shall be deemed issued as of the Effective Date regardless of the date on which they are actually issued and distributed. Distributions on account of Claims or Interests that first become Allowed Claims or Interests after the Effective Date shall be made pursuant to Articles III, VII, and VIII of this Plan.

B.   INTEREST ON CLAIMS

     Unless otherwise specifically provided for in this Plan, the Confirmation Order, or any contract, instrument, release, settlement agreement, consent decree or other agreement or document entered into in connection with this Plan, or required by applicable bankruptcy law, post-petition interest shall not accrue or be paid on Claims, and no Holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim. Without limiting the generality of the foregoing, interest shall not accrue or be paid upon any Disputed Claim in respect of the period from the Petition Date to the date a final distribution is made thereon if and after such Disputed Claim becomes an Allowed Claim.

C.   DISBURSING AGENT; TRANSFER AGENT

     The Disbursing Agent shall make all distributions required under this Plan (subject to the provisions of Articles III, VII, and VIII hereof) except with respect to a Holder of a Claim or Interest whose distribution is governed by an indenture or other agreement and is administered by the Transfer Agent, an indenture trustee, or other agent or servicer, which distributions shall be deposited with the Transfer Agent, or appropriate indenture trustee, agent, or servicer, who shall deliver such distributions to the Holders of Claims or Interests in accordance with the provisions of this Plan and the terms of the relevant indenture or other governing agreement.

     The Transfer Agent and, if the Disbursing Agent is an independent third party designated by Reorganized Fansteel to serve in such capacity, the Disbursing Agent, shall receive, without further Bankruptcy Court approval, reasonable compensation for distribution services rendered pursuant to this Plan and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services from the Reorganized Debtors on terms acceptable to the Reorganized Debtors. Neither the Transfer Agent nor the Disbursing Agent shall be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court. If otherwise so ordered, Reorganized Fansteel shall pay all costs and expenses of procuring any such bond.

D.   MEANS OF CASH PAYMENT

     Cash payments made pursuant to this Plan shall be in U.S. funds, by the means agreed to by the payor and the payee, including by check or wire transfer, or, in the absence of an agreement, such commercially reasonable manner as the payor shall determine in its sole discretion; PROVIDED, HOWEVER, that, notwithstanding the foregoing, any Cash payment in excess of $100,000 shall be effected by wire transfer.

E.   CALCULATION OF DISTRIBUTION AMOUNTS OF NEW FANSTEEL COMMON STOCK

     No fractional shares of New Fansteel Common Stock shall be issued or distributed under this Plan or by Reorganized Fansteel, the Transfer Agent, or any Disbursing Agent. Each Person entitled to receive New Fansteel Common Stock will receive the total number of whole shares of New Fansteel Common Stock to which such Person is entitled. Whenever any distribution to a particular Person would otherwise call for distribution of a fraction of a share of New Fansteel Common Stock, the Transfer Agent or Disbursing Agent shall allocate separately one whole share to such Persons in order of the fractional portion of their entitlements, starting with the largest such fractional portion, until all remaining whole shares have been allocated. Upon the allocation of a whole share to a Person in respect of the fractional portion of its entitlement, such fractional portion shall be cancelled. If two or more Persons are entitled to equal fractional entitlements and the number of Persons so entitled exceeds the number of whole shares that remain to be allocated, the Transfer Agent or Disbursing Agent shall allocate the remaining whole shares to such Holders by random lot or such other impartial method as the Transfer Agent or Disbursing Agent deems fair. Upon the allocation of all of the whole shares authorized under this Plan, all remaining fractional portions of the entitlements shall be cancelled and shall be of no further force and effect.

F.   DELIVERY OF DISTRIBUTIONS

     Distributions to Holders of Allowed Claims or Interests shall be made, as applicable, by the Transfer Agent or Disbursing Agent (i) at the addresses set forth on the proofs of Claim filed by such Holders (or at the last known addresses of such Holders if no proof of Claim is filed or if the Debtors have been notified of a change of address), (ii) at the addresses set forth in any written notices of address changes delivered to the Transfer Agent or Disbursing Agent after the date of any related proof of Claim, or (iii) at the addresses reflected in the Schedules, if no proof of Claim has been filed and neither the Transfer Agent nor Disbursing Agent has received a written notice of a change of address. If any Holder's distribution is returned as undeliverable, no further distributions to such Holder shall be made unless and until the Transfer Agent or Disbursing Agent is notified of such Holder's then current address, at which time all missed distributions shall be made to such Holder without interest. Amounts in respect of undeliverable distributions made through the Transfer Agent or Disbursing Agent shall be returned to the applicable Reorganized Debtor until such distributions are claimed.

     The Reorganized Debtors shall file with the Bankruptcy Court, on each yearly anniversary of the Effective Date, but only if the Chapter 11 Cases remain open at such time, a list of the holders of unclaimed distributions. This list shall be maintained until the entry of an order and/or Final Decree closing the Chapter 11 Cases. Any Holder of an Allowed Claim or Allowed Interest that does not assert a claim for an undeliverable distribution within two (2) years after the Effective Date shall have its claim for such undeliverable distribution discharged and forever barred, notwithstanding any federal or state escheat laws to the contrary. In such cases (x) any Cash held for distribution on account of such Claims or Interest shall become the property of the applicable Reorganized Debtor, free of any restrictions thereon; and (y) any New Fansteel Common Stock held for distribution on account of such Claims or Interests shall become treasury stock of Reorganized Fansteel. Nothing contained in this Plan or Confirmation Order shall require any Reorganized Debtor, the Transfer Agent, or the Disbursing Agent to attempt to locate any Holder of an Allowed Claim or Allowed Interest.

G.   FRACTIONAL DOLLARS; DE MINIMIS DISTRIBUTIONS

     Notwithstanding anything to the contrary contained elsewhere in this Plan, payments of fractions of dollars shall not be made. Whenever any payment of a fraction of a dollar under this Plan would otherwise be called for, the actual payment made shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars being rounded down. The Disbursing Agent shall not make any payment of less than twenty-five dollars ($25.00) with respect to any Claim unless a request therefor is made in writing to the Disbursing Agent.

H.   WITHHOLDING AND REPORTING REQUIREMENTS

     In connection with this Plan and all distributions hereunder, the Transfer Agent and Disbursing Agent shall, to the extent applicable, comply with all tax withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements. The Transfer Agent and Disbursing Agent shall be authorized to take any and all actions that may be necessary or appropriate to comply with such withholding and reporting requirements.

I.   SETOFFS

     The Reorganized Debtors may, but shall not be required to, set off against any Claim, and the payments or other distributions to be made pursuant to this Plan in respect of such Claim, claims of any nature whatsoever that the Debtors or Reorganized Debtors may have against the Holder of such Claim; PROVIDED, HOWEVER, that neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Reorganized Debtors of any such claim that the Debtors or Reorganized Debtors may have against such Holder.

                                  ARTICLE VIII

                       PROCEDURES FOR RESOLVING DISPUTED,
                CONTINGENT, AND UNLIQUIDATED CLAIMS AND INTERESTS

A.   OBJECTION DEADLINE

     As soon as practicable, but in no event later than 120 days after the Effective Date (unless extended by an order of the Bankruptcy Court), the Reorganized Debtors shall file objections to Claims and Interests with the Bankruptcy Court and serve such objections upon the Holders of each of the Claims and Interests to which objections are made. Nothing contained herein, however, shall limit the Reorganized Debtors' right to object to proofs of Claim or Interest, if any, filed or amended more than 120 days after the Effective Date.

B.   PROSECUTION OF OBJECTIONS; SETTLEMENT OF DISPUTED CLAIMS AND INTERESTS

     After the Confirmation Date, only the Debtors or the Reorganized Debtors shall have the authority to file, settle, compromise, withdraw or litigate to judgment objections to Claims or Interests, including pursuant to any alternative dispute resolution or similar procedures approved by the Bankruptcy Court. From and after the Effective Date, subject to the requirements of Article XIV.B.2 of this Plan, the Reorganized Debtors shall be permitted to settle or compromise any Disputed Claim or Interest without approval of the Bankruptcy Court.

C.   ESTIMATION OF CLAIMS

     The Debtors or the Reorganized Debtors, as the case may be, shall be permitted at any time to request that the Bankruptcy Court estimate any contingent or unliquidated Claim pursuant to section 502(c) of the Bankruptcy Code, regardless of whether the Debtors or the Reorganized Debtors have previously objected to such Claim or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court shall retain jurisdiction to estimate any Claim at any time during the litigation of an objection to any Claim, including during the pendency of any appeal related thereto. If the Bankruptcy Court estimates any contingent or unliquidated Claim, such estimated amount shall constitute either the Allowed amount of the Claim or a maximum limitation on the Allowed amount of the Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on the Allowed amount of such Claim, the Debtors or Reorganized Debtors, as the case may be shall be entitled, in their sole discretion, to prosecute an objection to the merits of such Claim. The foregoing procedures and remedies shall be cumulative and not mutually exclusive of one another.

D.   NO DISTRIBUTIONS PENDING ALLOWANCE

     Notwithstanding any other provision of this Plan, no payments or distributions shall be made with respect to all or any portion of a Disputed Claim or Interest unless and until all objections to such Disputed Claim or Interest have been settled or withdrawn or have been determined by Final Order, and the Disputed Claim or Interest, or some portion thereof, has become an Allowed Claim or Interest. The Holder of a Disputed Claim or Interest that has, in whole or in part, become an Allowed Claim or Interest, shall receive all distributions to which such Holder is then entitled under this Plan. Notwithstanding the foregoing, any Person or Entity who holds both an Allowed Claim or Interest and a Disputed Claim or Interest shall receive its distribution on account of the Allowed Claim or Interest in accordance with the provisions of Articles III and VII.

E.   DISPUTED CLAIMS RESERVE

     1. WITHHOLDING OF DISPUTED CLAIMS RESERVE

     The Transfer Agent or Disbursing Agent, as applicable, shall withhold the Disputed Claims Reserve from the Cash, New Fansteel Common Stock, or other property to be distributed under this Plan. As to any Disputed Claim, upon a request for estimation by a Debtor, the Bankruptcy Court shall determine what amount is sufficient to withhold as the Disputed Claims Reserve amount. The Debtors may request estimation for every Disputed Claim that is unliquidated and the Disbursing Agent shall withhold the Disputed Claims Reserve based upon the estimated amount of such Claim as set forth in a Final Order. If the Debtors elect not to request such an estimation from the Bankruptcy Court with respect to a Disputed Claim that is liquidated, the Transfer Agent or Disbursing Agent, as applicable, shall withhold the Disputed Claims Reserve based upon the Face Amount of such Claim. Nothing in this Plan shall be deemed to entitle the Holder of a Disputed Claim to postpetition interest on such Claim, and such Holder shall not be entitled to any such interest.

     2. VOTING OF NEW FANSTEEL COMMON STOCK HELD IN DISPUTED CLAIMS RESERVES

     Neither the Transfer Agent, Disbursing Agent, nor any other party, shall be entitled to vote any shares of the New Fansteel Common Stock held in the Disputed Claims Reserve. In the event that any matter requires approval by the shareholders of Reorganized Fansteel prior to the distribution or cancellation of all shares of New Fansteel Common Stock from the Disputed Claims Reserve, the shares of New Fansteel Common Stock held by the Transfer Agent or Disbursing Agent shall be deemed not to have been issued, for voting purposes only.

     3. INVESTMENT OF DISPUTED CLAIMS RESERVE

     If practicable, the Disbursing Agent shall invest any Cash that is withheld for the Disputed Claims Reserve in a manner that shall yield a reasonable net return, taking into account the safety of the investment.

F.   DISTRIBUTIONS AFTER ALLOWANCE

     The Reorganized Debtors, Transfer Agent or Disbursing Agent, as the case may be, shall make distributions from the Disputed Claims Reserve to each Holder of a Disputed Claim or Interest that has become an Allowed Claim or Interest in accordance with the provisions of this Plan governing the class of Claims or Interests to which such Holder belongs. As soon as reasonably practicable after the date that the order or judgment of the Bankruptcy Court or other applicable court of competent jurisdiction allowing any Disputed Claim or Interest becomes a Final Order, the Transfer Agent or Disbursing Agent shall distribute to the Holder of such Claim or Interest any Cash, New Fansteel Common Stock, or other property in the Disputed Claims Reserve that would have been distributed on the Distribution Date had such Allowed Claim or Interest been allowed on the Distribution Date. After a Final Order has been entered, or other final resolution has been reached, with respect to each Disputed Claim or Interest (i) any New Fansteel Common Stock held in the Disputed Claims Reserve shall be distributed Pro Rata to Holders of Allowed Claims and Interests entitled thereto under the terms of this Plan and (ii) any Cash or other property remaining in the Disputed Claims Reserve shall become property of Reorganized Fansteel. All distributions made under this Article VIII.F on account of an Allowed Claim or Interest shall be made together with any dividends, payments, or other distributions made on account of, as well as any obligations arising from, the distributed property, as if such Allowed Claim or Interest had been an Allowed Claim or Interest on the Distribution Date. Notwithstanding the foregoing, neither the Transfer Agent nor Disbursing Agent shall be required to make distributions under this Article VIII.F more frequently than once every 90 days or to make any individual payments in an amount less than $25.00.

G.   DISALLOWANCE OF CLAIMS

     All Claims held by Persons or Entities listed in Exhibit N against whom any Debtor or Reorganized Debtor has asserted, or may in the future assert, a cause of action under section 542, 543, 522(f), 522(h), 544, 545, 547, 548, 549, and/or 550 of the Bankruptcy Code, shall be deemed Disallowed Claims pursuant to section 502(d) of the Bankruptcy Code, and Holders of such Claims shall not be entitled to vote to accept or reject this Plan. Claims that are deemed to be Disallowed Claims pursuant to this Article VIII.G shall continue to be Disallowed Claims for all purposes until the Avoidance Action against affected Person or Entity has been settled or otherwise resolved by a Final Order and all sums, if any, due to the Reorganized Debtors by such Person or Entity have been remitted to the Reorganized Debtors.

                                   ARTICLE IX

                      CONDITIONS PRECEDENT TO CONFIRMATION
                          AND CONSUMMATION OF THE PLAN

A.   CONDITIONS TO CONFIRMATION

     The following are conditions precedent to confirmation of this Plan that must be (i) satisfied or (ii) waived in accordance with Article IX.C below:

     1.  The  Bankruptcy  Court  shall  have  entered  an  order  approving  the
Disclosure   Statement  with  respect  to  this  Plan  as  containing   adequate
information within the meaning of section 1125 of the Bankruptcy Code.

     2. The proposed Confirmation Order shall be in form and substance acceptable to the Debtors and the Creditors' Committee and shall contain, among other things, findings of fact and conclusions of law that (a) the respective transfers of (i) the Lexington Facility to LI in exchange for the LI Notes and
(ii) the Waukegan Facility to WI in exchange for the WI Note are (x) in full satisfaction, settlement, release and discharge of all Environmental Claims against and Environmental Obligations of Fansteel, as asserted by the EPA, Illinois EPA, and/or the KNREPC, as the case may be, and (y) for fair consideration and reasonably equivalent value, and (b) Reorganized Fansteel's obligations with respect to the remediation of the Lexington and Waukegan Facilities are limited to face amount of the LI Notes and WI Note, respectively.

     3. The sale of the Transferred Assets shall have been consummated and the Fansteel Asset Sale Proceeds Escrow shall have been established; PROVIDED, HOWEVER, that for purposes of satisfaction of this condition, the sale of the Transferred Assets need not include a sale of the Remaining Plantsville Assets.

     4.  Entry into the PBGC Agreement.

     5.  Entry into the North Chicago Consent Decree.

     6.  Entry into the Wellman AOC.

     7.  Entry into the EPA CERCLA PRP Settlement Agreement.

     8. The NRC's (a) issuance and publication in the Federal Register of an environmental assessment, including a Finding of No Significant Impact, and (b) issuance a safety evaluation report in connection with the NRC Approvals in accordance with NRC regulations, on or before October 31, 2003; PROVIDED, HOWEVER, nothing in this condition shall require NRC to make a Finding of No Significant Impact in its environmental assessment.

B.   CONDITIONS TO EFFECTIVE DATE

     The following are conditions precedent to the occurrence of the Effective Date, each of which must be (i) satisfied or (ii) waived in accordance with
Article IX.C below on or before December 20, 2003:

     1. The Confirmation Date shall have occurred, the Confirmation Order, in form and substance acceptable to the Debtors and the Creditors' Committee, confirming this Plan, as the same may have been modified, supplemented, or amended, and, among other things, approving the PBGC Agreement, North Chicago Consent Decree, EPA CERCLA PRP Settlement Agreement, and Wellman AOC, shall have been entered by the Bankruptcy Court, and no stay of the Confirmation Order shall have been granted and remain in effect as of the 31st day following the Confirmation Date.

     2. No request for revocation of the Confirmation Order under section 1144 of the Bankruptcy Code shall have been made, or, if made, shall remain pending

     3. All authorizations, consents, and regulatory approvals required in connection with the consummation of this Plan shall have been obtained and not revoked.

     4. The NRC Approvals shall have been issued not later than thirty (30) days after the Confirmation Date and no order or judgment of the NRC or any other court of competent jurisdiction shall have stayed the effect of the NRC Approvals.

     5. There shall be borrowing availability under the Exit Facility of not less than $3 million on the Effective Date.

     6. All necessary and/or appropriate documents, instruments, or agreements, in definitive form, evidencing the transactions contemplated by this Plan, including, without limitation, the Exit Facility and all documents necessary to effectuate the issuance of the New Securities, shall have been executed and delivered by the parties thereto and be substantially in conformity with the terms set forth in this Plan.

C.   WAIVER OF CONDITIONS

     Each of the conditions set forth in Articles IX.A and IX.B above, other than those set forth in Article IX.A.1 and 8 and IX.B.1 and 4, may be waived in whole or in part by the Debtors or Reorganized Debtors with the prior consent of the Creditors' Committee, without any notice to parties-in-interest or the Bankruptcy Court and without a hearing. The failure to satisfy or waive any condition to the Effective Date may be asserted by the Debtors or Reorganized Debtors regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by a Debtor or Reorganized Debtor). The failure of a Debtor or Reorganized Debtor to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each such right shall be deemed an ongoing right that may be asserted at any time.

                                   ARTICLE X

                          MODIFICATIONS AND AMENDMENTS

     The Debtors may alter, amend, or modify this Plan or any Exhibits thereto under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date; PROVIDED, HOWEVER, that no material alterations, amendments, or modifications may be made by the Debtors without the prior consent of the Creditors' Committee. After the Confirmation Date and prior to substantial consummation of this Plan as defined in section 1101(2) of the Bankruptcy Code, the Debtors may, under section 1127(b) of the Bankruptcy Code, institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in this Plan, the Disclosure Statement approved with respect to this Plan, or the Confirmation Order, and such matters as may be necessary to carry out the purpose and effect of this Plan so long as such proceedings do not adversely affect the treatment of Holders of Claims or Interests under this Plan; PROVIDED, HOWEVER, that prior notice of such proceedings shall be served in accordance with the Federal Rules of Bankruptcy Procedure or order of the Bankruptcy Court.

                                   ARTICLE XI

                            RETENTION OF JURISDICTION

     Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court shall retain jurisdiction over all matters arising under, or arising in or relating to these Chapter 11 Cases or this Plan to the fullest extent legally permissible by 28 U.S.C. Section 1334 to hear, and by 28 U.S.C. Section 157 to determine, all proceedings in respect thereof, including, without limitation, jurisdiction to:

     1. Allow, disallow, determine, liquidate, classify, estimate, or establish the priority, nature, validity, or amount of any Claim or Interest, including, but not limited to, the resolution of any request for payment of any Administrative Claim, the resolution of any objections to the allowance or priority of Claims or Interests, and the resolution of any adversary proceeding or contested matter to subordinate any Claim or Interest under section 510 of the Bankruptcy Code or otherwise;

     2. Hear and determine all applications for compensation and reimbursement of expenses of Professionals under this Plan or under sections 330, 331, 503(b), 1103 and 1129(a)(4) of the Bankruptcy Code; PROVIDED, HOWEVER, that, from and after the Confirmation Date, the payment of the fees and expenses of the retained professionals of the Debtors and the Reorganized Debtors shall be made in the ordinary course of business and shall not be subject to the approval of the Bankruptcy Court;

     3. Hear and determine all matters with respect to the assumption or rejection of any executory contract or unexpired lease to which a Debtor is a party or with respect to which a Debtor may be liable, including, if necessary, the nature or amount of any required Cure or the liquidation or allowance of any Claims arising therefrom;

     4. Ensure that distributions to Holders of Allowed Claims and Allowed Interests are accomplished pursuant to the provisions of this Plan, including ruling on any motion filed pursuant to Article VII or VIII;

     5.  Hear  and  determine  any  and  all  adversary  proceedings,   motions,
applications, and contested or litigated matters arising out of, under, or related to, the Chapter 11 Cases, including, but not limited to, any and all motions or other proceedings pending on the Effective Date;

     6. Enter such orders as may be necessary or appropriate to implement or consummate the provisions of this Plan and all contracts, instruments, releases, settlement agreements, consent decrees, and other agreements or documents created in connection with this Plan, the Disclosure Statement or the Confirmation Order;

     7. Hear and determine disputes arising in connection with the interpretation, implementation, consummation, or enforcement of this Plan, including disputes arising under agreements, documents, or instruments executed in connection with this Plan;

     8. Consider any modifications of this Plan, cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

     9. Issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Person or Entity with consummation, implementation or enforcement of this Plan or the Confirmation Order, except as otherwise provided herein;

     10. Hear and determine any cases, controversies, suits or disputes with respect to the releases, injunction and other provisions contained in Article XII and enter such orders as may be necessary or appropriate to implement such releases, injunction and other provisions;

     11. Enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason modified, stayed, reversed, revoked or vacated or distributions pursuant to this Plan are enjoined or stayed;

     12. Hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

     13. Hear and determine any other matters that may arise in connection with or relate to this Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release, settlement agreement, consent decree or other agreement or document created in connection with this Plan, the Disclosure Statement or the Confirmation Order;

     14. Hear and determine all disputes involving the existence, nature, or scope of the Debtors' discharge;

     15. Hear and determine such other matters as may be provided in the Confirmation Order or as may be authorized under, or not inconsistent with, provisions of the Bankruptcy Code; and

     16. Enter an order and/or Final Decree concluding the Chapter 11 Cases.

                                  ARTICLE XII

                             EFFECTS OF CONFIRMATION

A.   VESTING OF ASSETS

     Except as otherwise provided in this Plan or the Confirmation Order, on the Effective Date, all Cash and other property and assets of the Debtors' Estates shall vest in the applicable Reorganized Debtor, free of any Claims, Liens and Interests.

B.   BINDING EFFECT

     This Plan shall be binding on and inure to the benefit of the Debtors, all current and former Holders of Claims against and Interests in the Debtors and their respective executors, heirs, successors and assigns, including, but not limited to, the Reorganized Debtors, and all other parties-in-interest in the Chapter 11 Cases.

C.   AUTHORIZATION OF CORPORATE ACTION

     The entry of the Confirmation Order shall constitute a direction to and authorization for the Debtors and the Reorganized Debtors to take or cause to be taken any action necessary or appropriate to consummate the transactions contemplated by this Plan and any related documents or agreements prior to and through the Effective Date, and all such actions taken or caused to be taken shall be deemed to have been authorized and approved by the Bankruptcy Code without the need for any additional authorizations, approvals, or consents.

D.   DISCHARGE OF THE DEBTORS

     All consideration distributed under this Plan shall be in exchange for, and in complete satisfaction, settlement, discharge, and release of, all Claims against and Interests in the Debtors of any nature whatsoever, or against any of the Debtors' assets or properties. Subject to the occurrence of the Effective Date, except as otherwise expressly provided in this Plan or the Confirmation Order, entry of the Confirmation Order shall act as a discharge under section 1141(d)(1)(A) of the Bankruptcy Code from and of all Claims against, Liens on, and Interests in each of the Debtors, their assets, and their properties, arising at any time before the entry of the Confirmation Order, regardless of whether a proof of Claim or proof of Interest therefor was filed, whether the Claim or Interest is Allowed, or whether the Holder thereof votes to accept this Plan or is entitled to receive a distribution hereunder. Upon entry of the Confirmation Order, and subject to the occurrence of the Effective Date, any Holder of such a discharged Claim or Interest shall be precluded from asserting against the Debtors or any of their assets or properties any other or further Claim or Interest based on any document, instrument, act, omission, transaction, or other activity of any kind or nature that occurred before the date of entry of the Confirmation Order. The Confirmation Order shall be a judicial determination of discharge of all liabilities of the Debtors (except as otherwise expressly provided in this Plan), subject to the occurrence of the Effective Date.

E.   INJUNCTION

     Pursuant to section 524 of the Bankruptcy  Code, the discharge  provided by
Article XII.D and section 1141 of the Bankruptcy Code shall act as an injunction against the commencement or continuation of any action, employment of process, or act to collect, offset, or recover the Claims and Interests discharged hereby. Except as otherwise expressly provided in this Plan or the Confirmation Order, all Entities who have held, hold, or may hold Claims against or Interests in the Debtors will be permanently enjoined, on and after the Confirmation Date, subject to the occurrence of the Effective Date, from (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Claim or Interest, (ii) the enforcement, attachment, collection, or recovery by any manner or means of any judgment, award, decree, or order against the Debtors on account of any such Claim or Interest, (iii) creating, perfecting, or enforcing any encumbrance of any kind against the Debtors or against the property or interests in property of the Debtors on account of any such Claim or Interest, and (iv) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from the Debtors or against the property or interests in property of the Debtors on account of any such Claim or Interest. The foregoing injunction will extend to successors of the Debtors (including, but not limited to, the Reorganized Debtors) and their respective properties and interests in property.

F.   RELEASE

     EFFECTIVE AS OF THE CONFIRMATION DATE, BUT SUBJECT TO THE OCCURRENCE OF THE EFFECTIVE DATE, IN CONSIDERATION FOR THE OBLIGATIONS OF THE DEBTORS AND THE REORGANIZED DEBTORS UNDER THIS PLAN, THE CASH, NEW SECURITIES AND OTHER PROPERTY TO BE DISTRIBUTED UNDER THIS PLAN, AND THE SERVICES OF THE DIRECTORS AND OFFICERS OF THE DEBTORS, (A) EACH HOLDER OF A CLAIM OR INTEREST THAT VOTES (OR IS DEEMED TO VOTE) IN FAVOR OF THIS PLAN, (B) TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, AS SUCH LAW MAY BE EXTENDED OR INTERPRETED SUBSEQUENT TO THE EFFECTIVE DATE, EACH HOLDER OF A CLAIM OR INTEREST OF ANY OF THE DEBTORS THAT DOES NOT VOTE ON THIS PLAN OR VOTES TO REJECT THIS PLAN AND (C) EACH DEBTOR, SHALL BE DEEMED TO FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS, DEMANDS, RIGHTS, CAUSES OF ACTION AND LIABILITIES WHETHER LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THEN EXISTING OR THEREAFTER ARISING IN LAW, EQUITY OR OTHERWISE, THAT ARE BASED IN WHOLE OR IN PART ON ANY ACT, OMISSION, TRANSACTION OR OTHER OCCURRENCE INVOLVING ANY OF THE DEBTORS TAKING PLACE PRIOR TO THE EFFECTIVE DATE AND/OR IN CONNECTION WITH THE CHAPTER 11 CASES THAT SUCH ENTITY HAS OR MAY HAVE AGAINST THE D&O RELEASEES; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL RELEASE ANY D&O RELEASEE FROM ANY CLAIMS, OBLIGATIONS, RIGHTS, CAUSES OF ACTION, DEMANDS, SUITS, PROCEEDINGS, OR LIABILITIES BASED ON ANY ACT OR OMISSION ARISING OUT OF SUCH D&O RELEASEE'S FRAUD, BREACH OF FIDUCIARY DUTY, MALPRACTICE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR UNDER CHAPTER 5 OF THE BANKRUPTCY CODE; PROVIDED FURTHER, HOWEVER, THAT THE DEBTORS AND REORGANIZED DEBTORS SHALL HAVE THE RIGHT TO PURSUE SUCH RIGHTS OF ACTION, INCLUDING THE RIGHTS UNDER SECTION 502(D) OF THE BANKRUPTCY CODE, AS A DEFENSIVE MEASURE, INCLUDING FOR PURPOSES OF SETOFF AGAINST DISTRIBUTIONS, IF ANY, DUE TO A HOLDER

OF A CLAIM OR INTEREST PURSUANT TO THIS PLAN, AND SUCH RIGHTS SHALL BE EXERCISED EXCLUSIVELY BY THE REORGANIZED DEBTORS.

     Notwithstanding the foregoing, nothing in this Plan or the Confirmation Order shall, (i) with respect to property to be owned or operated by Reorganized Fansteel or Reorganized Wellman, discharge, release, or nullify any liability to a governmental entity under police and regulatory statutes or regulations that any Person would be subject to as the owner or operator of property after Effective Date, (ii) with respect to sites with releases of hazardous substances as to which Fansteel has not been notified that it is a potentially responsible party under the Environmental Laws as of the Effective Date, discharge or release any claims of governmental entities under Environmental Laws that have not arisen as of the Confirmation Date, or (iii) effect a release in favor of any released party with respect to any claim by the United States government and/or its agencies for any liability arising under the Internal Revenue Code, the Environmental Laws, or any criminal laws of the United States; nor shall anything in this Plan enjoin the United States government from bringing any claim, suit, action or other proceeding against any released party for any liability arising under the Internal Revenue Code, the Environmental Laws, or any criminal laws of the United States; PROVIDED, HOWEVER, that this paragraph shall in no way limit, abridge, or otherwise affect the scope and nature of the discharge granted to the Debtors under Chapter 11 of the Bankruptcy Code.

G.   EXCULPATION

     Neither the Debtors, the Reorganized Debtors, the Creditors' Committee, or any of their respective current or former officers, directors, subsidiaries, affiliates, members, managers, shareholders, partners, representatives, employees, attorneys, financial advisors, or agents, or any of their respective successors and assigns, and their respective property, shall have or incur any liability to any Holder of a Claim or an Interest, or any other party in interest, or any of their respective officers, directors, subsidiaries, affiliates, members, managers, shareholders, partners, representatives, employees, attorneys, or agents, or any of their respective successors and assigns, and their respective property, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the solicitation of acceptances of this Plan, the pursuit of confirmation of this Plan, the consummation of this Plan, or the administration of this Plan, the property to be distributed under this Plan, or any contract, instrument, release, settlement agreement, consent decree, or other agreement or document created or entered into in connection with this Plan or any other act taken or omitted to be taken in connection with the Debtors' Chapter 11 Cases, except for their gross negligence or willful misconduct, and in all respects shall be entitled to reasonably rely on the advice of counsel with respect to their duties and responsibilities under this Plan.

     Notwithstanding any other provision of this Plan, no Holder of a Claim or Interest, no other party in interest, none of their respective current or former officers, directors, subsidiaries, affiliates, members, managers, shareholders, partners, representatives, employees, attorneys, or agents, or any of their respective successors and assigns, and their respective property, shall have any right of action, demand, suit, or proceeding against the Debtors, the Reorganized Debtors, the Creditors' Committee, or any of their respective current or former officers, directors, subsidiaries, affiliates, members, managers, shareholders, partners, representatives, employees, attorneys, financial advisors, or agents, or any of their respective successors and assigns, and their respective property, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the solicitation of acceptances of this Plan, the pursuit of confirmation of this Plan, the consummation of this Plan, or the administration of this Plan or the property to be distributed under this Plan, except for their gross negligence or willful misconduct.

                                  ARTICLE XIII

                           COMPROMISES AND SETTLEMENTS

A.   GENERAL

     Pursuant to section 1123(b)(3) of the Bankruptcy Code and Fed. R. Bankr. P. 9019(a), the Debtors may compromise and settle various Claims against them and/or claims they may have against other Persons or Entities. The Debtors expressly reserve the right (following appropriate notice and opportunity for a hearing) to compromise and settle Claims against them and claims that they may have against other Persons or Entities up to and including the Effective Date. After the Effective Date, such right shall pass to the Reorganized Debtors pursuant to Articles IV.F and IV.G hereof. In addition, as of the Effective Date, the Debtors and/or Reorganized Debtors, as the case may be, shall effectuate the compromises and settlements described below.

B.   PBGC SETTLEMENT

     As described more fully in the PBGC Agreement, the Debtors and the PBGC have agreed that, in full satisfaction, settlement, release, and discharge of all Claims that the PBGC has or may have against any and all of the Debtors, including, but not limited to, Claims for termination liability resulting from the distress termination of the Fansteel Consolidated Employees' Pension Plan,
(1) Reorganized Fansteel shall deliver to the PBGC (a) the PBGC Note, a $9,500,000 non-interest bearing, 10-year note, payable by Reorganized Fansteel in equal annual installments of $750,000 for the first five (5) years of its term and, $1,150,000 for the last five (5) years of its term, and agreements pursuant to which Reorganized Fansteel, FDM Holdings, Inc., and Fansteel de Mexico grant the PBGC liens on and security interests in the land, buildings, and equipment owned by or used in connection with the operations of Fansteel de Mexico, and (b) 20% of the New Fansteel Common Stock, subject to dilution by the issuance of New Fansteel Common Stock pursuant to the Reorganized Fansteel Stock Option Plan, (2) the PBGC shall have an allowed PBGC Claim against Fansteel in the amount of $1,500,000 (in respect of which, the PBGC shall receive its Pro Rata share of the distributions to Holders of Allowed Class FAN-3 General Unsecured Claims), and (3) the PBGC shall consent to (a) Reorganized Fansteel's and Reorganized Wellman's assumption of all liabilities and obligations with respect to Wellman Dynamic Corp.'s Salaried Employees' Retirement Plan, (b) the Purchaser's assumption of future obligations with respect to the Fansteel Hydro Carbide Hourly Employees' Pension Plan, and (c) a release of Reorganized Fansteel and Reorganized Wellman from any future liability and/or obligations with respect to the Fansteel Consolidated Employees' Pension Plan and the Fansteel Hydro Carbide Hourly Employees' Pension Plan.

C.   NORTH CHICAGO SETTLEMENT

     As described more fully in the North Chicago Consent Decree, the Debtors and the EPA, the DOD (on behalf of itself and the DON), NOAA, the DOI, the City of North Chicago, and the other Federal PRPs have reached a settlement resolving: (i) the asserted obligations of Fansteel with respect to the Vacant Lot Site, including performance of the North Chicago Response Action, (ii) the DON 's asserted General Unsecured Claim and/or Administrative Claim, if any, with respect to Pettibone Creek and/or the NTC, (iii) NOAA's, DOI's, City of North Chicago's and EPA's asserted General Unsecured Claims and/or Administrative Claims, if any, with respect to performance of the North Chicago Response Action, the Vacant Lot Site, Pettibone Creek, and/or the NTC, and (iv) Fansteel's asserted contribution claims against the Federal PRPs with respect to performance of the North Chicago Response Action, the Vacant Lot Site, Pettibone Creek, and the NTC.

     Pursuant to the settlement, in full satisfaction, settlement, release, and discharge of all of the foregoing, (A) Reorganized Fansteel shall cause NCI to contribute, in the first instance, up to the aggregate amount of $2,170,000 (including $1,731,000 for the cost of performing remedial tasks (I.E., $1,600,000 for performing the North Chicago Response Action and $131,000 for soil removal in the transformer courtyard) and $443,000 for facility operational and shutdown costs, including, property taxes, insurance, and security expenses) to remediate the North Chicago Facility; (B) the Federal PRPs shall contribute $425,000 to the North Chicago Site Account, which funds shall be earmarked (i) as the next available funds to be used, if necessary, by NCI, with EPA oversight, to perform the North Chicago Response Action following NCI's expenditure of the $1,600,000 referenced above and (ii) to pay the EPA's oversight costs related to the North Chicago Response Action; (C) if the $2,025,000 referenced in (A) and (B) above is not sufficient to complete the North Chicago Response Action, then when the balance of the North Chicago Site Account falls below $100,000, EPA shall notify Reorganized Fansteel and, within 30 days of receipt of such notice in writing, Reorganized Fansteel shall issue to NCI the NCI Contingent Note in an amount of up to $500,000 (I.E., the amount determined by the EPA to be necessary to complete the North Chicago Response Action, not to exceed $500,000) to finance further performance of the North Chicago Response Action; (D) the EPA, DON, NOAA, and the DOI shall be granted an Allowed Unsecured Claim in the aggregate face amount of $10,000,000 (to be allocated as agreed upon by the EPA, DON, NOAA, and the DOI), on account of which they shall receive a distribution of (1) Available General Unsecured Cash as if they held a single Allowed Class FAN-3 General Unsecured Claim in the amount of $100,000 (to be allocated among, and as agreed upon by, the DON, NOAA, and the DOI only) and (2) 50% of that portion of the insurance proceeds received by Reorganized Fansteel after satisfaction in full of its obligations under the NCI Contingent Note on account of North Chicago Facility claims (including claims related to the Vacant Lot Site, Pettibone Creek, and the NTC), if any, in excess of the aggregate amount paid by Reorganized Fansteel under the NCI Contingent Note, for the balance of such Allowed Claim; (E) Reorganized Fansteel and NCI shall covenant not to sue the Federal PRPs; and (F) the EPA, the DOD (on behalf of itself and the DON), NOAA, the DOI, and the City of North Chicago shall (1) covenant not to sue Reorganized Fansteel, NCI and the Federal PRPs for any costs, past or future, concerning performance of the North Chicago Response Action, the Vacant Lot Site, Pettibone Creek, the NTC, and/or Natural Resources Damages (as defined in CERCLA), (2) provide Reorganized Fansteel and NCI with statutory contribution protection under 42 U.S.C. Section 9613(f)(2), and (3) waive their rights to any distributions (other than as described in the North Chicago Consent Decree) on account of such Allowed Claim and shall waive and release any and all Claims and obligations against or of Reorganized Fansteel and NCI other than those obligations set forth in the North Chicago Consent Decree.

D.   EPA CERCLA PRP SETTLEMENT

     As described more fully in the EPA CERCLA PRP Settlement Agreement, Fansteel and the EPA have agreed that the EPA CERCLA PRP Claims that the EPA has or may have against any and all of the Debtors shall be deemed to be Allowed Class FAN-6 EPA CERCLA PRP Claims in the following amounts: $332,000 for the PCB Treatment EPA CERCLA PRP Claim, $960,898 for the Operating Industries EPA CERCLA PRP Claim, $125,000 for the Li Tungsten EPA CERCLA PRP Claim, and $200,000 for the Old Southington EPA CERCLA PRP Claim). In full satisfaction, settlement, release, and discharge of the Allowed Class FAN-6 EPA CERCLA PRP Claims, the EPA shall receive (a) a Pro Rata share of Available General Unsecured Cash as if the EPA held Allowed Class FAN-3 General Unsecured Claims of $132,000 (PCB Treatment), $460,898 (Operating Industries), $25,000 (Li Tungsten), and $100,000 (Old Southington) and (B) distributions of insurance proceeds, if any, recovered by Reorganized Fansteel on account of the balance of such Class FAN-6 EPA CERCLA PRP Claims, not to exceed $900,000 in the aggregate, subject to the following maximum respective amounts: $200,000 for the PCB Treatment EPA CERCLA PRP Claim, $500,000 for the Operating Industries EPA CERCLA PRP Claim, $100,000 for the Li Tungsten EPA CERCLA PRP Claim, and $100,000 for the Old Southington EPA CERCLA PRP Claim. In exchange for the foregoing treatment of its Claims, the EPA shall covenant not to sue Reorganized Fansteel for past or future response costs related to PCB Treatment, Operating Industries, Li Tungsten, and/or Old
Southington and provide Reorganized Fansteel with statutory contribution protection under 42 U.S.C. Section 9613(f)(2) and a release of liability for Natural Resources Damages.

                                  ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

A.   PAYMENT OF STATUTORY FEES

     All fees payable under section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on or before the Effective Date. The Reorganized Debtors shall pay all such fees that arise after the Effective Date but before the closing of the Chapter 11 Cases.

B.   DISSOLUTION OF CREDITORS' COMMITTEE; CREATION OF PLAN COMMITTEE

     1. DISSOLUTION OF CREDITORS' COMMITTEE; CREATION OF PLAN COMMITTEE

     On the Effective Date, (a) the Creditors' Committee shall be dissolved and its members shall be deemed released of all their duties, responsibilities and obligations in connection with the Chapter 11 Cases or this Plan and its implementation, and the retention or employment of the Creditors' Committee's attorneys, accountants, financial advisors, and other agents shall terminate and
(b) the Plan Committee shall be organized and shall initially consist of one representative of the Creditors' Committee, one representative of the PBGC, and one representative of Reorganized Fansteel.

     2. POWERS AND DUTIES OF PLAN COMMITTEE

     Except as otherwise set forth in this Plan or the Confirmation Order, the Plan Committee shall adopt the Plan Committee By-laws and be empowered to assist and advise the Reorganized Debtors, in such manner as is together determined by the Reorganized Debtors and the Plan Committee to be the most efficient and least duplicative of effort, in (a) pursuing, or determining not to pursue, any or all of the Avoidance Actions, (b) prosecuting adversary and other proceedings, if any, (c) objecting to and litigating to judgment, settling, or otherwise resolving Disputed Claims, and (d) taking any other actions that the Reorganized Debtors and Plan Committee agree to be necessary or appropriate to facilitate the foregoing, all for purposes of maximizing distributions of Available General Unsecured Cash pursuant to this Plan. The Plan Committee shall terminate for all purposes upon the earlier of (i) the date that Reorganized Fansteel makes final distributions under the Plan or (ii) the first anniversary of the Effective Date. The members of Plan Committee shall serve without compensation other than reimbursement of reasonable expenses by Reorganized Fansteel.

C.   REVOCATION, WITHDRAWAL, NON-CONSUMMATION, OR VACATUR

     The Debtors reserve the right to revoke or withdraw this Plan at any time prior to the Confirmation Date and to file other plans of reorganization. If the Debtors revoke or withdraw this Plan, if Confirmation or consummation of this Plan does not occur, or if the Confirmation Order is vacated for any reason, then (i) this Plan shall be null and void in all respects, (ii) any settlement or compromise embodied in this Plan (including the fixing or limiting to an amount any Claim or Interest or Class of Claims or Interests), assumption or rejection of executory contracts or leases effected by this Plan, and any document or agreement executed pursuant to this Plan shall be deemed null and void, and (iii) nothing contained in this Plan, and no acts taken in preparation for consummation of this Plan, shall (a) constitute or be deemed to constitute a waiver or release of any Claims by or against, or any Interests in, the Debtors or any other Person, (b) prejudice in any manner the rights of the Debtors or any Person in any further proceedings involving the Debtors, or (c) constitute an admission of any sort by the Debtors or any other Person.

     Notwithstanding anything to the contrary contained in this Plan, if the NRC has not issued an environmental assessment, including a Finding of No Significant Impact, and a safety evaluation report by October 31, 2003 or such later date as has been agreed upon in writing by the Debtors and the Creditors' Committee, then the Debtors shall withdraw this Plan and the Creditors' Committee shall have the right to propose a plan of reorganization at any time prior to December 20, 2003. During the period between the date of such withdrawal of this Plan and December 20, 2003, the Debtors shall neither propose any other plan of reorganization nor seek to dismiss the Chapter 11 Cases, have the Chapter 11 Cases converted to cases under Chapter 7 of the Bankruptcy Code, or liquidate the Estates.

D.   RESERVATION OF RIGHTS

     Except as expressly set forth herein, this Plan shall be of no force or effect unless and until the Bankruptcy Court shall have entered the Confirmation Order. Neither the filing of this Plan, any statement or provision contained this Plan or the Disclosure Statement, nor the taking of any action by the Debtors with respect to this Plan shall be or shall be deemed to be an admission or waiver of any rights of the Debtors with respect to the Holders of Claims or Interests prior to the Effective Date.

E.   FURTHER ASSURANCES

     The Debtors, Reorganized Debtors and all Holders of Claims or Interests receiving distributions under this Plan and all other parties in interest shall, from time to time, prepare, execute and deliver any agreements or documents and take any other actions as may be necessary or advisable to effectuate the provisions and intent of this Plan.

F.   SEVERABILITY

     If, prior to entry of the Confirmation Order, any term or provision of this Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court, at the request of the Debtors, shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as so altered or interpreted. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of this Plan shall remain in full force and effect and shall in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of this Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

G.   TERMS OF INJUNCTIONS OR STAYS

     Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Cases under sections 105 and 362 of the Bankruptcy Code or otherwise in effect on the Confirmation Date shall remain in full force and effect until the Effective Date.

H.   ENTIRE AGREEMENT

     This Plan supersedes all prior discussions, understandings, agreements, and documents pertaining or relating to any subject matter of this Plan.

I.   INVESTMENTS

     The Reorganized Debtors shall be permitted from time to time to invest all or a portion of the Cash contained in any of the Disputed Claims Reserves in securities issued or directly guaranteed by the United States government or any agency thereof, commercial paper of corporations rated at least "A-1" by Standard & Poor's Corporation or rated at least "P-1" by Moody's Investor Services, Inc., interest bearing certificates of deposit, time deposits, bankers' acceptances and overnight bank deposits, and repurchase agreements. All interest on or other proceeds of such investments shall be transferred to the appropriate Disputed Claims Reserve from time to time as the applicable Reorganized Debtor determines appropriate.

J.   SERVICE OF DOCUMENTS

     Any pleading, notice or other document required by this Plan to be served on or delivered to the Debtors or the Reorganized Debtors shall be in writing and served by either (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, (c) national overnight courier, freight prepaid or
(d) fax, assessed as follows:

                     Fansteel Inc.
                     One Tantalum Place
                     North Chicago, Illinois 60064
                     Attn:  Gary L. Tessitore
                     Chief Executive Officer
                     Telephone:  (847) 689-6400
                     Facsimile:  (847) 689-0307

                     with copies to:

                     Schulte Roth & Zabel LLP
                     919 Third Avenue
                     New York, New York 10022
                     Attn:  Jeffrey S. Sabin, Esq.
                     Telephone:  (212) 756-2000
                     Facsimile:  (212) 593-5955

                             AND

                     Pachulski, Stang, Ziehl, Young, Jones & Weinberg, P.C. 919 Market Street, 16th Floor
                     P.O. Box 8705
                     Wilmington, Delaware  19899-8705
                     Attn: Laura Davis Jones
                     Telephone:  (302) 652-4100
                     Facsimile:  (302) 652-4400

                             AND

                     Official Committee of Unsecured Creditors
                     c/o Freeborn & Peters
                     311 South Wacker Drive, Suite 3000
                     Chicago, Illinois 60606
                     Attn:  Frances Gecker
                     Telephone:  (312) 360-6000
                     Facsimile:  (312) 360-6596

K.   INDEMNIFICATION OBLIGATIONS

     Except as otherwise specifically limited in this Plan, any obligations or rights of the Debtors or Reorganized Debtors to defend, indemnify, reimburse, or limit the liability of the Debtors' current and former directors, officers, or employees pursuant to the Debtors' or Reorganized Debtors' certificates of incorporation, by-laws, policy of providing employee indemnification, applicable state law, or specific agreement in respect of any claims, demands, suits, causes of action, or proceedings against such Persons based on any act or omission related to such Persons' service with, for, or on behalf of the Debtors prior to the Effective Date, shall survive Confirmation of this Plan and remain unaffected thereby, and shall not be discharged, irrespective of whether such defense, indemnification, reimbursement, or limitation of liability is owed in connection with an occurrence before or after the Petition Date.

L.   PLAN SUPPLEMENT

     Any and all exhibits, lists, or schedules referred to herein but not filed with this Plan shall be contained in the Plan Supplement and filed with the Clerk of the Bankruptcy Court at least ten (10) days prior to the deadline for the filing and service of objections to Confirmation of the Plan. Thereafter, any Person may examine the Plan Supplement in the office of the Clerk of the Bankruptcy Court during normal court hours. Holders of Claims or Interests may obtain a copy of the Plan Supplement on written request to the Debtors in accordance with Article XIV.J above.

M.   FAILURE OF THE BANKRUPTCY COURT TO EXERCISE JURISDICTION

     If the Bankruptcy Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out of the Chapter 11 Cases, including any of the matters set forth in this Plan, nothing contained in this Plan shall prohibit or limit the exercise of jurisdiction by any other court of competent jurisdiction with respect to such matter.

N.   RELIANCE

     The Debtors and Reorganized Debtors, their agents, employees and Professionals, while acting in their capacity as such, including, but not limited to, objecting to Claims, making distributions to Holders of Allowed Claims or Allowed Interests and approving settlement of actions, as the case may be, shall be permitted to reasonably rely on any certificates, sworn statements, instruments, reports, claim dockets, schedules, or other documents reasonably believed by them to be genuine and to have been prepared or presented by the Bankruptcy Court Clerk's Office, the Debtors and the Debtors' Professionals.

O.   PREPAYMENT

     Except as otherwise provided in this Plan or the Confirmation Order, the Debtors shall have the right to prepay, without penalty, all or any portion of an Allowed Claim at any time; PROVIDED, HOWEVER, that any such prepayment shall not be violative of, or otherwise prejudice, the relative priorities and parities among the Classes of Claims.

P.   GOVERNING LAW

     Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules), the laws of (i) the State of Delaware shall govern the construction and implementation of this Plan and any agreements, documents, and instruments executed in connection with this Plan and
(ii) the laws of the state of incorporation of each Debtor shall govern corporate governance matters with respect to such Debtor, in either case without giving effect to the principles of conflicts of law thereof.

Dated:   Wilmington, Delaware
         July 24, 2003

                                By:   FANSTEEL INC.
                                      WELLMAN DYNAMICS CORP.
                                      ESCAST, INC.
                                      WASHINGTON MFG. CO.
                                      AMERICAN SINTERED TECHNOLOGIES, INC.
                                      FANSTEEL HOLDINGS, INC.
                                      PHOENIX AEROSPACE CORP.
                                      CUSTOM TECHNOLOGIES CORP.

                                      Debtors and Debtors-In-Possession



                                By:    /S/    Gary L. Tessitore
                                    -------------------------------------
                                    Name   Gary L. Tessitore
                                    Title: President and Chief Executive Officer
                                              Of Fansteel Inc.


SCHULTE ROTH & ZABEL LLP               FREEBORN & PETERS
919 Third Avenue                       311 South Wacker Drive, Suite 3000
New York, New York 10022               Chicago, Illinois 60606



By: /s/   Jeffrey S. Sabin             By:  /s/ Frances Gecker
   ---------------------------------      ------------------------------
   Jeffrey S. Sabin                       Frances Gecker
   Lawrence V. Gelber                     Joseph D. Frank

         -and-                         Counsel to Official Committee of
                                         Unsecured Creditors of Fansteel, Inc.
PACHULSKI, STANG, ZIEHL,
  YOUNG, JONES & WEINTRAUB, P.C.                    -and-
Laura Davis Jones (I.D. No. 2436)
Rosalie L. Spelman (I.D. No. 4153)     LANDIS RATH & COBB LLP
919 Market Street, 16th Floor          Adam G. Landis (I.D. No. 3407)
P.O. Box 8705                          919 Market Street
Wilmington, Delaware 19899-8705        Suite 600
                                       P.O. Box 2087
Co-Counsel to Debtors                  Wilmington, Delaware 19801
  and Debtors-in-Possession
                                       Proposed Co-Counsel to Official Committee
                                        of Unsecured Creditors of Fansteel, Inc.

                                   EXHIBIT A-1

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                    AMENDED CERTIFICATE OF INCORPORATION AND
                         BY-LAWS OF REORGANIZED FANSTEEL



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT A-2

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                 OFFICERS AND DIRECTORS OF REORGANIZED FANSTEEL



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT A-3

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                             NRC INDEMNITY AGREEMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT A-4

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                             PLAN COMMITTEE BY-LAWS



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT B-1

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                    AMENDED CERTIFICATE OF INCORPORATION AND
                         BY-LAWS OF REORGANIZED WELLMAN



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT B-2

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                  OFFICERS AND DIRECTORS OF REORGANIZED WELLMAN



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT B-3

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                                   WELLMAN AOC



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT C-1

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                          CERTIFICATE OF INCORPORATION
                            AND BY-LAWS OF MRI, INC.



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT C-2

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                       FORM OF BILL OF SALE AND ASSIGNMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT C-3

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                FORM OF MRI PRIMARY NOTE (AND/OR LOAN AGREEMENT)



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT C-4

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                    FORM OF MRI PRIMARY NOTE PLEDGE AGREEMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT C-5

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                           FORM OF MRI SECONDARY NOTE



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT C-6

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                   FORM OF MRI SECONDARY NOTE PLEDGE AGREEMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT C-7

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                AMENDED STANDBY LETTER OF CREDIT TRUST AGREEMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT D-1

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


         CERTIFICATE OF INCORPORATION AND BY-LAWS OF NORTH CHICAGO, INC.



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT D-2

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                       FORM OF BILL OF SALE AND ASSIGNMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT D-3

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                          NORTH CHICAGO CONSENT DECREE



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT D-4

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                            FORM OF NCI PRIMARY NOTE



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT E-1

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


           CERTIFICATE OF INCORPORATION AND BY-LAWS OF LEXINGTON, INC.



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT E-2

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                       FORM OF BILL OF SALE AND ASSIGNMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT E-3

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                             FORM OF LI PRIMARY NOTE



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT F-1

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


           CERTIFICATE OF INCORPORATION AND BY-LAWS OF WAUKEGAN, INC.



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT F-2

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                       FORM OF BILL OF SALE AND ASSIGNMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT F-3

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                                 FORM OF WI NOTE



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT G-1

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                             FORM OF PBGC AGREEMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT G-2

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                 FORM OF PBGC NOTE, LOAN AND SECURITY AGREEMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                    EXHIBIT H

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                       EPA CERCLA PRP SETTLEMENT AGREEMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT I-1

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                      FORM OF EXIT FACILITY LOAN AGREEMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT I-2

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                    FORM OF EXIT FACILITY SECURITY AGREEMENT



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                    EXHIBIT J

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


             EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                    EXHIBIT K

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                     REORGANIZED FANSTEEL STOCK OPTION PLAN



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                    EXHIBIT L

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                       FANSTEEL ASSET SALE PROCEEDS ESCROW



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT M-1

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                FORM OF EMPLOYMENT AGREEMENT (GARY L. TESSITORE)



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                   EXHIBIT M-2

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


               FORMS OF EMPLOYMENT AGREEMENTS (R. MICHAEL MCENTEE)



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]

                                    EXHIBIT N

                                       TO

                            JOINT REORGANIZATION PLAN
                        OF FANSTEEL INC. AND SUBSIDIARIES

                              --------------------


                           POTENTIAL AVOIDANCE ACTIONS



                       [TO BE INCLUDED IN PLAN SUPPLEMENT]